As filed with the Securities and Exchange Commission on March 25, 1996

                                   Registration File Nos. 33-79124 and 811-8520

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                     =======================================
                             Washington, D.C. 20549

                                    FORM N-3

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          |X|

                         Pre-Effective Amendment No.                        |_|

                       Post-Effective Amendment No. 2                       |X|

                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      |X|
                               Amendment No. 5                              |X|

                        (Check appropriate box or boxes.)

                           TIAA SEPARATE ACCOUNT VA-1
                           --------------------------
                           (Exact Name of Registrant)

              TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
             ------------------------------------------------------
                           (Name of Insurance Company)

                                730 Third Avenue
                          New York, New York 10017-3206
                          -----------------------------
          (Address of Insurance Company's Principal Executive Offices)

    Insurance Company's Telephone Number, including Area Code: (212) 490-9000

Name and Address of Agent for Service:           Copy to:
Peter C. Clapman, Esquire                        Paul J. Mason, Esquire
Teachers Insurance and Annuity                   Sutherland, Asbill & Brennan
    Association of America                       1275 Pennsylvania Avenue, N.W.
730 Third Avenue                                 Washington, D.C.  20004-2404
New York, New York  10017-3206

    Approximate Date of Proposed Public Offering: As soon as practicable after effectiveness of this filing

It is proposed that this filing  will  become  effective (check appropriate box)

            |_| immediately upon filing pursuant to paragraph (b) |X| on April 1, 1996, pursuant to paragraph (b)
            |_| 60 days after filing pursuant to paragraph(a)(1) |_| on(date) pursuant to paragraph(a)(1)
            |_| 75 days after filing pursuant to paragraph(a)(2) |_| on(date)pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

            |_| This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Registrant has registered an indefinite amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1995, was filed on February 16, 1996.

                              CROSS REFERENCE SHEET
                              ---------------------

              Showing Location of Information Required by Form N-3 in Part A (Prospectus) and Part B (Statement of Additional Information)
                          of the Registration Statement

                               PART A (PROSPECTUS)


Item of Form N-3                                  Part A (Prospectus) Caption
----------------                                  ---------------------------

 1.  Cover Page.................................. Cover Page

 2.  Definitions................................. Definitions

 3.  Synopsis ................................... Summary

 4.  Condensed Financial Information............. Condensed Financial Information; Performance
                                                  Information

 5.  General Description of Registrant
     and Insurance Company....................... Teachers Insurance and Annuity Association of
                                                  America; The Separate Account; Investment Practices

 6.  Management.................................. Management and Investment Advisory Arrangements

 7.  Deductions and Expenses..................... The Contract (Charges)

 8.  General Description of Variable
     Annuity Contracts........................... Adding, Closing, or Substituting Portfolios; The
                                                  Contract; Voting Rights; General Matters

 9.  Annuity Period.............................. The Contract (The Annuity Period; Income Options)

10.  Death Benefit............................... The Contract (Death Benefits)

11.  Purchases and Contract Value................ Valuation of Assets; The Contract (Remitting
                                                  Premiums; Accumulation Units); Distribution of the
                                                  Contracts

12.  Redemptions................................. The Contract (Remitting Premiums; Cash Withdrawals;
                                                  General Considerations for All Transfers and Cash
                                                  Withdrawals)

13.  Taxes....................................... The Contract (Tax Issues); Federal Income Taxes

14.  Legal Proceedings........................... Legal Proceedings

15.  Table of Contents of the Statement of
     Additional Information...................... Table of Contents for the Statement of Additional
                                                  Information

                  PART B (STATEMENT OF ADDITIONAL INFORMATION)

Item of Form N-3                                  Part B (Statement of Additional Information) Caption
----------------                                  ----------------------------------------------------
16.  Cover Page.................................. Cover Page

17.  Table of Contents........................... Table of Contents

18.  General Information and History............. (Prospectus) Teachers Insurance and Annuity
                                                  Association of America

19.  Investment Objectives and Policies........... Investment Restrictions; Investment Policies and Risk
                                                   Considerations; Portfolio Turnover

20.  Management................................... Management

21.  Investment Advisory and Other Services....... Investment Advisory and Related Services

22.  Brokerage Allocation......................... Brokerage Allocation

23.  Purchase and Pricing of Securities Being
     Offered...................................... Valuation of Assets; (Prospectus) The Contract
                                                   (Transfers Between the Separate Account and the Fixed
                                                   Account; General Considerations for All Transfers and
                                                   Cash Withdrawals)

24.  Underwriters................................. (Prospectus) Distribution of the Contracts

25.  Calculation of Performance Data.............. Performance Information

26.  Annuity Payments............................. (Prospectus) The Contract (The Annuity Period;
                                                    Income Options)

27.  Financial Statements......................... Financial Statements; (Prospectus) Condensed Financial
                                                   Information

[graphic of part of $1 bill]

Prospectus

Teachers Insurance and
Annuity Association

Individual Deferred
Variable Annuities


Funded Through TIAA
Separate Account VA-1
April 1, 1996


[TIAA logo]

PROSPECTUS


Dated April 1, 1996


Individual Deferred Variable Annuities

Funded Through

TIAA Separate Account VA-1 of
Teachers Insurance and Annuity Association of America

This prospectus tells you about an individual deferred variable annuity funded through TIAA Separate Account VA-1 of Teachers Insurance and Annuity Association of America (TIAA). Read it carefully before investing, and keep it for future reference.

TIAA Separate Account VA-1 (the separate account) is a segregated investment account of TIAA. The separate account provides individual variable annuities for employees of tax-exempt or publicly supported colleges, universities, and other educational and research organizations and for other eligible persons, including retired employees of eligible institutions. Its main purpose is to accumulate, invest, and then disburse funds for lifetime income or through other payment options.

TIAA offers this variable annuity as part of the contract, which also has a fixed account. Whether the variable annuity is available to you is subject to approval by regulatory authorities in your state.

As with all variable annuities, your accumulation can increase or decrease, depending on how well the underlying investments in the separate account do over time. TIAA doesn't guarantee the investment performance of the separate account, and you bear the entire investment risk.


More information about the separate account and the variable component of the contract is on file with the Securities and Exchange Commission (SEC) in a "Statement of Additional Information" (SAI) dated April 1, 1996. You can get it by writing us at TIAA, 730 Third Avenue, New York, New York 10017-3206 (attention: Central Services), or by calling 1 800 842-2733, extension 5509. The SAI, as supplemented from time to time, is "incorporated by reference" into the prospectus; that means it's legally part of the prospectus. The SAI's table of contents is on the last page of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


The date of this prospectus is April 1, 1996.

Table of Contents

               Item                     Page
----------------------------------      -----
Definitions                               2
Summary                                   3
Condensed Financial
  Information                             6
Teachers Insurance and
  Annuity Association
  of America                              6
The Separate Account                      7
Adding, Closing, or
  Substituting Portfolios                 7
Investment Practices                      8
Performance Information                  11
Valuation of Assets                      12
Management and Investment Advisory
  Arrangements                           12
The Contract                             12
Eligible Purchasers of
  the Contract                           13
Remitting Premiums                       13
Accumulation Units                       14
The Fixed Account                        15
Transfers Between the Separate
  Account and
  the Fixed Account                      15
Cash Withdrawals                         15
General Considerations for All
  Transfers and Cash Withdrawals         16
Tax Issues                               16
Charges                                  16
The Annuity Period                       18
Income Options                           19
Death Benefits                           20
Timing of Payments                       22
Federal Income Taxes                     23
Voting Rights                            26
General Matters                          27
Distribution of the Contracts            28
Legal Proceedings                        28
Table of Contents for Statement of
  Additional Information                 29

This prospectus outlines the terms under which the variable annuity issued by TIAA is available. It doesn't constitute an offering in any jurisdiction where such an offering can't lawfully be made. No dealer, salesman, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you shouldn't rely on them.

Definitions

Throughout the prospectus, "TIAA," "we," and "our" refer to Teachers Insurance and Annuity Association of America. "You" and "your" mean any contractowner or any prospective contractowner.

The terms and phrases below are defined so you'll know precisely how we're using them. To understand some definitions, you may have to refer to other defined terms.

Accumulation. The total value of your accumulation units.

Accumulation Period. The period that begins with your first premium and continues as long as you still have an amount accumulated in either the separate account or the fixed account.

Accumulation Unit. A share of participation in the separate account.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. The annuitant may be the contractowner or another person.

Annuity Partner. The natural person whose life is used in determining the annuity payments to be received under a survivor income option if the annuitant dies. The annuity partner is also known as the second annuitant.

Beneficiary. Any person or institution named to receive benefits if you die during the accumulation period or if you die while any annuity income or death benefit payments remain due. You don't have to name the same beneficiary for each of these two situations.

Business Day. Any day the New York Stock Exchange (NYSE) is open for trading. A business day ends at 4 p.m. Eastern Time, or when trading closes on the NYSE, if earlier.

Calendar Day. Any day of the year. Calendar days end at the same time as business days.

Contract. The fixed and variable components of the individual, flexible premium, deferred annuity described in this prospectus.

Contractowner. The person (or persons) who controls all the rights and benefits under a contract.

CREF. The College Retirement Equities Fund, TIAA's companion organization.

Eligible Institution. A public or private institution in the United States that is nonproprietary and nonprofit. Private institutions have to be ruled tax-exempt under IRC section 501(c)(3) or earlier versions of the section. The main purpose of any eligible institution must be to offer instruction; conduct research; serve and support education or research; or perform ancillary functions for such institutions.

Fixed Account. The component of the contract guaranteeing principal plus a specified rate of interest supported by assets in the general account.

General Account. All of TIAA's assets other than those allocated to TIAA Separate Account VA-1 or to any other TIAA separate account.

Income Option. Any of the ways you can receive annuity income, which must be from the fixed account.

Internal Revenue Code (IRC). The Internal Revenue Code of 1986, as amended.

Premium. Any amount you invest in the contract.

Separate Account. TIAA Separate Account VA-1, which was established by TIAA under New York State law to fund your variable annuity. The account holds its assets apart from TIAA's other assets.

Survivor Income Option. An option that continues lifetime annuity payments as long as either the annuitant or the annuity partner is alive.

TIAA. Teachers Insurance and Annuity Association of America.

Valuation Day. Any day the NYSE is open for trading, as well as the last calendar day of each month. Valuation days end as of the close of all U.S. national exchanges where securities or other investments of the separate account are principally traded. Valuation days that aren't business days end at 4 p.m. Eastern Time.

Summary

Read this summary together with the detailed information you'll find in the rest of the prospectus.


This prospectus describes the variable component of the contract, which also provides fixed annuity benefits (see "The Fixed Account," page 15). The contract is an individual deferred annuity that is available to any employee or retired employee of an eligible institution, or his or her spouse or domestic partner (see "Eligible Purchasers of the Contract," page 13). The availability of the variable component of the contract is subject to applicable regulatory approval.


The Separate Account

TIAA Separate Account VA-1 is an open-end management investment company. Currently the separate account has only one investment portfolio, the Stock Index Account. Like any other portfolio that we might add in the future, the Stock Index Account is subject to the risks involved in professional investment management, including those resulting from general economic conditions. The value of your accumulation in any portfolio can fluctuate, and you bear the entire risk.

Expenses

Here's a summary of the direct and indirect expenses under the contract.


Contractowner Transaction Expenses
Deductions from premiums (as a percentage of premiums)         None
Charges for Transfers and Cash Withdrawals
  (as a percentage of transaction amount)
Transfers to the fixed account                                 None
Cash withdrawals                                               None
Annual Expenses (as a percentage of average net assets)
Investment Advisory Charge (after fee waiver) (1)              .07%
Mortality and Expense Risk Charge (current) (2)                .10%
Administrative Expense Charge                                  .20%
Total Annual Expenses (3)                                      .37%


(1) Although Teachers Advisors, Inc., the separate account's investment adviser, is entitled to an annual fee of 0.30% of the separate account's average daily net assets, it has voluntarily agreed to waive a portion of its fee.

(2) TIAA reserves the right to increase the mortality and expense risk charge to a maximum of 1.00% per year.


(3) If we imposed the full amount of the administrative expense, investment advisory and mortality and expense risk charges, total annual expenses would be 1.50%. TIAA guarantees that total annual expenses will never exceed this level.


You will receive at least three months' notice before we raise any of these charges.

Premium taxes apply to certain contracts (see "Other Charges," page 17).

The next table gives an example of the expenses you'd incur on a hypothetical investment of $1,000 over several periods. The table assumes a 5 percent annual return on assets.

Annual Expense Deductions from Net Assets                      1 Year      3 Years      5 Years       10 Years
---------------------------------------------------------      -------     -------      -------      ---------
If you withdraw your entire accumulation at the end of
  the applicable time period:                                    $ 4         $ 12         $21           $47
If you annuitize at the end of the applicable time
  period:                                                        $ 4         $ 12         $21           $47
If you do not withdraw your entire accumulation:                 $ 4         $ 12         $21           $47


These tables are to help you understand the various expenses you would bear directly or indirectly as an owner of a contract. Remember that they don't represent actual past or future expenses or investment performance. Actual expenses may be higher or lower. For more information, see "Charges," page 16.

"Free Look" Right


Until the end of the period of time specified in the contract (the "free look" period), you can examine the contract and return it to TIAA for a refund. The time period will depend on the state in which you live. In states that permit it, we'll refund the accumulation value calculated on the date that you mailed or delivered the contract and the refund request to us. In states that don't allow us to refund accumulation value only, we'll refund the premiums you paid to the contract. If you live in a state that requires refund of premiums (see page 13) and we issued you a contract on or after November 1, 1994, your premiums and transfers allocated to the separate account during the "free look" period can't exceed $10,000. We will consider the contract returned on the date it's postmarked and properly addressed with postage pre-paid or, if it's not postmarked, on the day we receive it. We will send you the refund within seven
(7) days after we get written notice of cancellation and the return contract. We will cancel the contract as of the date of issue.


Restrictions on Transfers and Cash Withdrawals

Currently, you can transfer funds from the separate (variable) account to the fixed account as often as you like, but you can transfer from the fixed account to the separate account no more than once every 180 days. After you have been given three months' notice, we may limit the number of transfers from the separate account to one in any 90-day period. All transfers or cash withdrawals must be for at least $1,000 or your entire account balance, if less.


You may have to pay a tax penalty if you want to make a cash withdrawal before age 59-1/2. For more, see "Income Options," page 19, and "Federal Income Taxes," page 23.

Condensed Financial Information


Below you'll find condensed audited financial information for the separate account for the periods from November 1, 1994 (date of initial registration) to December 31, 1994 and for the year ended December 31, 1995. The audited financial statements for the separate account and TIAA are in the SAI, which is available free upon request. The table should be read in conjunction with the audited financial statements and related notes appearing in the SAI.

                                             November 1, 1994
                                       (date of initial registration)          Year Ended
                                            to December 31, 1994           December 31, 1995
                                        -----------------------------      ------------------
Per Accumulation Unit Data:
Investment income                                 $ 0.138                     $  0.745
Expense charges                                     0.023                        0.170
                                        -----------------------------      ------------------
Investment income--net                              0.115                        0.575
Net realized and unrealized
  gain(loss) on investments                        (0.676)                       8.565
                                        -----------------------------      ------------------
Net increase(decrease) in
  Accumulation Unit Value                          (0.561)                       9.140
Accumulation Unit Value:
Beginning of period                                25.832                       25.271
                                        -----------------------------      ------------------
End of period                                     $25.271                      $34.411
                                        =============================      ==================
Ratios to Average Net Assets:
Expenses                                             0.09%                        0.55%
Investment income--net                               0.45%                        1.87%
Portfolio turnover rate                              0.04%                        0.98%
Thousands of Accumulation Units
  outstanding at end of period                      1,171                        2,605



Teachers Insurance and Annuity Association of America


TIAA is a nonprofit stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA's stock. TIAA's headquarters are at 730 Third Avenue, New York, New York 10017-3206; there are also regional offices in Atlanta, Boston, Chicago, Dallas, Denver, Detroit, New York, Philadelphia, San Francisco, and Washington, D.C., and a telephone service center in Denver. TIAA's general account offers traditional annuities, which guarantee principal and a specified interest rate while providing the opportunity for additional dividends. TIAA also offers life, long-term disability, and long-term care insurance. TIAA has received the highest ratings from the leading independent insurance industry rating agencies:
A + + (Superior) from A.M. Best Company, AAA from Duff & Phelps Credit Rating Company, Aaa from Moody's Investor's Service and AAA from Standard and Poor's.

TIAA is the  companion  organization  of the College  Retirement  Equities  Fund
(CREF), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation's education and research communities and the largest retirement system in the U.S., based on assets under management. TIAA-CREF serves approximately 1.8 million people at about 5,800 institutions. As of December 31, 1995, TIAA's assets were approximately $80 billion; the combined assets for TIAA and CREF totalled approximately $160.6 billion (although CREF doesn't stand behind TIAA's guarantees).



The Separate Account

Separate Account VA-1 was established on February 16, 1994, as a separate investment account of TIAA under New York law, by resolution of TIAA's Board of Trustees. The separate account is governed by a management committee. As an "open-end" diversified management investment company, the separate account has no limit on how many units of participation it can issue. The separate account is registered with the SEC under the Investment Company Act of 1940, as amended (the 1940 Act), though registration doesn't entail SEC supervision of its management and investment practices. As part of TIAA, the separate account is also subject to regulation by the State of New York Insurance Department (NYID) and the insurance departments of some other jurisdictions in which the contracts are offered (see the SAI).

Although TIAA owns the assets of the separate account, the contract states that the separate account's income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA's other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.


The contract accepts only after-tax dollars. In contrast, TIAA-CREF's other fixed and variable annuity products are part of employer retirement plans and accept premiums consisting primarily of before-tax dollars. Like earnings from other TIAA-CREF annuity products, earnings on accumulations in the separate account aren't taxed until withdrawn or paid as annuity income (see "Federal Income Taxes," page 23).



Adding, Closing, or Substituting Portfolios

The separate account currently consists of a single investment portfolio, but we can add new investment portfolios in the future. We don't guarantee that the separate account, or any investment portfolio added in the future, will always be avail-able. We reserve the right, subject to any applicable law, to change the separate account and its investments. We can add or close portfolios, substitute one portfolio for another, or combine portfolios, subject to the requirements of applicable law. We can also make any changes to the separate account or to the contract required by applicable insurance law, the Internal Revenue Code, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYID and SEC approval as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company, or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or accounts of TIAA or another insurance company or transfer the contract to another insurance company.



Investment Practices

The separate account is subject to several types of risks. One is market risk price volatility due to changing conditions in the financial markets. Another is financial risk. For stocks or other equity securities, financial risk comes from the possibility that current earnings will fall or that overall financial soundness will decline, reducing the security's value.

The separate account currently consists solely of the Stock Index Account. Changing the investment objective of the separate account won't require a vote by contractowners. The separate account can also change some of its investment policies (that is, the methods used to pursue the objective) without such approval. Of course, there's no guarantee that the separate account will meet its investment objective.

The separate account's general perspective is long-term, and we avoid both extreme conservatism and high risk in investing. Teachers Advisors, Inc. (Advisors) manages the separate account's assets (see "Management and Investment Advisory Arrangements," page 12). Personnel of Advisors, a subsidiary of TIAA, may also manage assets of one or more CREF accounts on behalf of TIAA-CREF Investment Management, Inc., an investment adviser which is also a TIAA subsidiary. Ordinarily, investment decisions for the separate account will be made independently, but managers for the separate account may at times decide to buy or to sell a particular security at the same time as for a CREF account they may also be managing. If so, investment opportunities are allocated equitably, which can have an adverse effect on the size of the position the separate account buys or sells, as well as the price paid or received for it.

Investment Objective

The investment objective of the separate account is favorable long-term return from a diversified portfolio selected to track the overall market for common stocks publicly traded in the U.S., as represented by a broad stock market index.

Investment Mix


The separate account attempts to track the U.S. stock market as a whole by investing substantially all of its assets in stocks included in the Russell 3000 Index (See "The Russell 3000 Index," below). The separate account doesn't try to match the Russell 3000 precisely by holding all 3,000 stocks. Rather, we use sampling to try to emulate the index's overall investment characteristics. The portfolio won't be managed in the traditional sense of picking individual securities based on economic, financial, and market analysis. This means that a company can remain in the portfolio even if it performs poorly.


Using the Russell 3000 as the measure of the U.S. equity market isn't fundamental to the separate account's objective or investment policies, and the management committee can substitute other indices without contractowner approval. We'll notify you, however, before making any change in the target index.

We expect that in periods when the overall U.S. stock market is rising, the separate account's unit value will also rise, while in market declines, the separate account's unit value will likewise decline. We don't expect to match the index precisely. However, we expect the separate account to closely track the index. To ensure this, a correlation coefficient will be calculated daily using the separate account's returns from the most recent 30 trading days and the index's returns for the same period. We expect the correlation coefficient usually to be above 0.99 and in any case never to fall below 0.98. If it approaches 0.98, we'll rebalance the portfolio--a process which involves realigning portfolio weights and/or adding more stocks to the separate account. Since the index's returns aren't reduced by operating or investment expenses, the separate account's ability to match the index will be adversely affected by the costs of buying and selling stocks and other expenses. However, we expect expenses to be low compared to an actively managed stock portfolio.

The Russell 3000 Index


The Russell 3000 is an index of the 3,000 largest publicly traded U.S. corporations, based on the value of their outstanding stock. According to Frank Russell Company, Russell 3000 companies account for about 98 percent of the total market capitalization of the publicly-traded U.S. equity market. The market capitalization of individual companies in the Russell 3000 ranged from $22.6 million to $120.3 billion, with an average of $2.1 billion as of December 31, 1995.


Frank Russell Company chooses the stocks in the index solely on a statistical basis, using market capitalization. The stocks are weighted in the index by relative market value. Frank Russell Company can change stocks in the index and their weightings from time to time. We'll adjust the separate account's portfolio to reflect the changes as appropriate. We can also adjust the separate account's portfolio because of mergers and similar events.

The separate account hasn't been endorsed or sponsored by and isn't affiliated with Frank Russell Company. A stock's presence in the Russell 3000 doesn't mean that Frank Russell Company believes that it's an attractive investment. Frank Russell Company isn't responsible for any literature about the separate account and makes no representations or warranties about its content. The Russell 3000 is a trademark and service mark of Frank Russell Company.

Other Investments

The separate account can also hold other investments whose return depends on stock market prices. These include stock index futures contracts, options (puts and calls) on futures contracts, and debt securities whose prices or interest rates are linked to the return of a recognized stock market index. The separate account can also make swap arrangements where the return is linked to a recognized stock market index. The separate account would make such investments in order to seek to match the total return of Russell 3000. However, they might not track the return of the Russell 3000 in all cases and can involve additional credit risks. Investing in options or futures contracts and entering into equity swaps involve special risks; see the SAI. Such investing by the separate account is subject to any necessary regulatory approvals.

The  separate   account  can  hold  other  types  of   securities   with  equity
characteristics, such as bonds convertible into common stock, warrants, preferred stock, and depository receipts for such securities. In addition, the separate account can hold fixed-income securities that it acquires because of mergers, recapitalizations, or otherwise. For liquidity, the separate account can also invest in short-term debt securities and other money market instruments, including those denominated in foreign currencies.

Other Investment Issues and Risks

Options, Futures, and Other Investments

The separate account can buy and sell options (puts and calls) and futures to the extent permitted by the New York State Insurance Department, the SEC, and the Commodity Futures Trading Commission. We intend to use options and futures primarily as hedging techniques or for cash management, not for speculation, but they involve special considerations and risks nonetheless.
For more information, see the SAI.

The separate account can also invest in newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with its investment objective and regulatory requirements. For more information, see the SAI.

Illiquid Securities

The separate account can invest up to 10 percent of its assets in investments that may not be readily marketable. It may be difficult to sell these investments for their fair market value.

Repurchase Agreements

Repurchase agreements are one of several short-term vehicles the separate account can use to manage cash balances effectively. In a repurchase agreement, we buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed time (usually a relatively short period) and price. The period from purchase to repurchase is usually no more than a week and never more than a year. Repurchase agreements may involve special risks; for more details, see the SAI.

Firm Commitment Agreements

The separate account can enter "firm commitment" agreements to buy securities at a fixed price or yield on a specified future date. We expect that these transactions will be relatively infrequent. For more, see the SAI.

Investment Companies

The separate account can invest up to 10 percent of its assets in other investment companies.

Securities Lending


Subject to certain restrictions, the separate account can seek additional income by lending securities to brokers, dealers, and other financial institutions. Brokers and dealers must be registered with the SEC and be members of the National Association of Securities Dealers, Inc. (NASD); any recipient must be unaffiliated with TIAA. All loans will be fully collateralized. If we lend a security, we can call in the loan at any time. See the SAI.


Borrowing


The separate account can borrow money from banks (no more than 33-1/3 percent of the market value of its assets at the time of borrowing). It can also borrow money from other sources temporarily (no more than 5 percent of the total market value of its assets at the time of borrowing). See the SAI.



Performance Information

From time to time, we advertise the total return and average annual total return of the separate account. "Total return" means the cumulative percentage increase or decrease in the value of an investment over standard one-, five-, and ten-year periods (and occasionally other periods as well).
"Average annual total return"
means the annually compounded rate that would result in the same cumulative total return over the stated period.


All performance figures are based on past investment results. They aren't a guarantee that the separate account will perform equally or similarly in the future. Write or call us for current performance figures for the separate account (see "Contacting TIAA," page 28).



Valuation of Assets

We calculate the value of the assets as of the close of every valuation day. Except as noted below, we use market quotations or independent pricing services to value securities and other instruments. If market quotations or independent pricing services aren't readily available, we'll use fair value, as decided in good faith under the direction of the management committee. For more information, see the SAI.

Management and Investment Advisory Arrangements

The principal responsibility for directing the separate account's investments and administration rests with its management committee. Advisors manages the assets in the separate account. A wholly owned subsidiary of TIAA, Advisors is registered under the Investment Advisers Act of 1940. Its duties include conducting research, recommending investments, and placing orders to buy and sell securities. It also provides for all portfolio accounting, custodial, and related services for the separate account. Advisors and its personnel act consistently with the investment objectives, policies, and restrictions of the separate account.

TIAA restricts the ability of those personnel of Advisors who have direct responsibility and authority for making investment decisions for the separate account to trade in securities for their own accounts. The restrictions also apply to members of their households, i.e., spouses, domestic partners and relatives sharing the same home. Transactions in securities by those individuals are subject to preclearance procedures and reporting requirements, including a requirement that they send duplicate confirmation statements and other account reports to a special compliance unit.

The Contract


The contract is an individual flexible-premium (you can contribute varying amounts) deferred annuity that accepts only after-tax dollars from eligible purchasers. The rights and benefits under the variable component of the contract are summarized below; however, the descriptions you read here are qualified entirely by the contract itself. Subject to regulatory approval, we offer the contracts to residents of all fifty states and the District of Columbia.

Eligible Purchasers of the Contract

An employee or a retiree of an eligible institution can purchase a contract. For this purpose, an individual who retired after attainment of age 55 and completed at least five years of service at an eligible institution is considered to be a "retiree." A spouse or domestic partner of an employee or retiree can also purchase a contract. Two adults will be considered to be "domestic partners" if they have lived together continuously for at least six months and intend to reside together permanently, are mutually responsible for their common welfare, have no other domestic partnership or marriage, and are not blood relatives.

Remitting Premiums


We'll issue you a contract as soon as we receive your completed application and your initial premium of at least $2,000 at our home office, even if you don't initially allocate any premiums to the separate account. (The $2,000 minimum doesn't apply if premiums are collected by payroll deduction and forwarded by your employer.) We will credit your initial premium within two business days after we receive all necessary information or the premium itself, whichever is later. If we don't have the necessary information within five business days, we'll contact you to explain the delay. We'll return the initial premium at that time unless you consent to our keeping it and crediting it as soon as we receive the missing information from you.



Subsequent premiums must be for at least $100. (However, the $100 minimum doesn't apply to premiums that your employer pays for you by payroll deduction.) We will also accept premiums of at least $25 through electronic funds transfer. Additional premiums will be credited as of the business day we receive them. Except as described below, the contract doesn't restrict how large your premiums are or how often you send them, although we reserve the right to impose restrictions in the future. Unless your contract was issued before November 1, 1994, your total premiums and transfers to the separate account during the "free look" period can't exceed $10,000 if you live in any of the following states:


 Jurisdiction           "Free Look" Period (days)
-----------------      --------------------------
Georgia                           10
Idaho                             20
Massachusetts                     10
Nebraska                          10
Nevada                            10
North Carolina                    30
South Carolina                    31
Texas                             30
Utah                              10
Washington                        10
West Virginia                     10


Total premiums and transfers to the fixed account in any 12-month period could be limited to $300,000, so you should contact us if you want more than $300,000 to be credited to the fixed account during any such period (see "Contacting TIAA," page 28).


Currently, TIAA will accept premiums at any time both the contractowner and the annuitant are living and your contract is in the accumulation period. However we reserve the right not to accept premiums under this contract after you have been given three months' notice. If TIAA stops accepting premiums under this contract, we will accept premiums under a new contract issued to you with the same annuitant, annuity starting date, beneficiary, and methods of benefit payment as those under this contract at the time of replacement.

Accumulation Units


Premiums paid to the separate account purchase accumulation units. When you remit premiums or transfer amounts into the separate account, the number of your units will increase; when you transfer amounts from the account (including applying funds to the fixed account to begin annuity income) or take a cash withdrawal, the number of your units will decrease. We calculate how many accumulation units to credit by dividing the amount allocated to the separate account by its unit value for the business day when we received your premium. We may use a later business day for your initial premium. To determine how many accumulation units to subtract for transfers and cash withdrawals, we use the unit value for the business day when we receive your completed transaction request and all required information and documents. (You can choose to have your transaction completed at a later date; if you do, we will use that later date as the valuation day.) For amounts to be applied to begin annuity income, the unit value will be the one for the last valuation day of the month when we receive all required information and documentation (see "The Annuity Period," page 18). For amounts to be applied to begin death benefits, the unit value will be the one for the valuation day when we receive proof of death (see "Death Benefits," page 20).


The value of the accumulation units will depend mainly on investment experience, though the unit value also reflects expense deductions from assets (see "Charges," page 16). The unit value is calculated at the close of each valuation day. We multiply the previous day's unit value by the net investment factor for the separate account. The net investment factor is calculated as A divided by B, where A and B are defined as: A equals the value of the separate account's net assets at the end of the day, excluding the net effect of transactions (i.e., premiums received, benefits paid, and transfers to and from the account) made during that day. This amount is equal to the net assets at the end of the prior day (including the net effect of transactions made during the prior day) increased/decreased by realized and unrealized capital gains/losses, dividends, and investment income and decreased by expense and risk charges. B is the value of the separate account's net assets at the end of the prior day (including the net effect of transactions made during the prior day).

The Fixed Account

Premiums allocated and amounts transferred to the fixed account become part of the general account assets of TIAA, which support insurance and annuity obligations. The general account includes all the assets of TIAA, except those in the separate account or in any other TIAA separate investment account. Interests in the fixed account have not been registered under the Securities Act of 1933 (the 1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Neither the fixed account nor any interests therein are generally subject to the 1933 Act or 1940 Act. The SEC staff has told us that they haven't reviewed the information in this prospectus about the fixed account.

You can allocate premiums to the fixed account or transfer from the separate account to the fixed account at any time. In contrast, you can transfer or take a cash withdrawal from the fixed account only once every 180 days. TIAA may defer payment of a transfer or cash withdrawal from the fixed account for up to six months.

When you invest in the separate account, you bear the investment risk. However, TIAA bears the full investment risk for all accumulations in the fixed account. Currently TIAA guarantees that amounts in the fixed account will earn interest of at least 3 percent per year. At its discretion, TIAA can credit amounts in the fixed account with interest at a higher rate than 3 percent per year. TIAA has sole investment discretion for the fixed account, subject to applicable law.

This prospectus provides information mainly about the contract's variable component, which is funded by the separate account. For more about the fixed account, see the contract itself.

Transfers Between the Separate Account and the Fixed Account


Subject to the conditions below, you can transfer some (at least $1,000 at a time) or all of the amount accumulated under your contract between the separate account and the fixed account. Currently, we don't charge you for transfers from the separate account to the fixed account. We don't currently limit the number of transfers from the separate account, but we reserve the right to do so in the future to one every 90 days. Transfers to the fixed account begin participating on the day following effectiveness of the transfer (see below).


Cash Withdrawals


You can withdraw some or all of your accumulation in the separate account as cash. Cash withdrawals must be for at least $1,000 (or your entire accumulation, if less). We reserve the right to cancel any contract where no premiums have been paid to either the separate account or the fixed account for three years and your total amount in the separate account and the fixed account falls below $2,000. Currently, there's no charge for cash withdrawals.

If you withdraw your entire accumulation in the separate account and the fixed account, we'll cancel your contract and all of our obligations to you under the contract will end.

General Considerations for All Transfers and Cash Withdrawals

You can tell us how much you want to transfer or withdraw in dollars, accumulation units, or as a percentage of your accumulation.

Transfers and cash withdrawals are effective at the end of the business day we receive your request and any required information and documentation. You can also defer the effective date of a transfer or cash withdrawal to a future business day acceptable to us.


To request a transfer, write to TIAA's home office or call us at 1 800 223-1200. If you make a telephone transfer at any time other than during a business day, it will be effective at the close of the next business day. We reserve the right to suspend or terminate transfers by telephone.


Tax Issues


Make sure you understand the possible federal and other income tax consequences of transfers and cash withdrawals. Cash withdrawals are usually taxed at the rates for ordinary income--i.e., they are not treated as capital gains. They may subject you to early-distribution taxes as well. For details, see "Federal Income Taxes," page 23.


Charges

Separate Account Charges

Charges are deducted each valuation day from the assets of the separate account for various services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. We expect that expense deductions will be relatively low.


Advisors, a wholly-owned subsidiary of TIAA, provides the investment management services. TIAA itself provides the administrative services for the separate account and the contracts.



Investment Advisory Charge. This charge is for investment advice, portfolio accounting, custodial, and similar services provided for by Advisors. The investment management agreement between Advisors and the separate account sets the investment advisory fee at 0.30 percent annually. Currently, Advisors has agreed to waive a portion of that fee, so that the daily deduction is equivalent to 0.07 percent of net assets annually.

Administrative Expense Charge. This charge is for administration and operations, such as allocating premiums and administering accumulations. The current daily deduction is equivalent to 0.20 percent of net assets annually.


Mortality and Expense Risk Charge. TIAA imposes a daily charge as compensation for bearing certain mortality and expense risks in connection with the contract. The current daily deduction is equal to 0.10 percent of net assets annually; approximately 0.03 percent is for mortality risks, and approximately 0.07 percent is for expense risks. Accumulations and annuity payments aren't affected by changes in actual mortality experience or by TIAA's actual expenses.


TIAA's mortality risks come from its contractual obligations to make annuity payments and to pay death benefits before the annuity starting date. This assures that neither your own longevity nor any collective increase in life expectancy will lower the amount of your annuity payments. TIAA also bears a risk in connection with its death benefit guarantee, since a death benefit may exceed the actual amount of an accumulation at the time when it's payable.

TIAA's expense risk is the possibility that TIAA's actual expenses for administering the contract and the separate account will exceed the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge isn't enough to cover TIAA's actual costs, TIAA will absorb the deficit. On the other hand, if the charge more than covers costs, the excess will belong to TIAA. TIAA will pay a fee from its general account assets, which may include amounts derived from the mortality and expense risk charge, to Teachers Personal Investors Services, Inc. (TPIS), the principal underwriter of the variable component of the contract for distribution of the variable component of the contract.

Other Charges

No Deductions from Premiums. The contract provides for no front-end charges.

Premium Taxes. Currently, contracts issued to residents of several states and the District of Columbia are subject to a premium tax. Charges for premium taxes on a particular contract ordinarily will be deducted from the accumulation when it's applied to provide annuity payments. However, if a jurisdiction requires payment of premium taxes at other times, such as when premiums are paid or when cash withdrawals are taken, we'll deduct premium taxes at those times. Current state premium taxes, where charged, range from 1.00 percent to 3.50 percent of annuity payments.

Brokerage Fees and Related Transaction Expenses

Brokers' commissions, transfer taxes, and other portfolio fees are charged to the separate account (see the SAI).

The Annuity Period

All annuity payments are paid to the contractowner from the fixed account. (Annuity payments may be available from the separate account in the future.) TIAA fixed annuity payments are usually monthly. You can choose quarterly, semi-annual, and annual payments as well. TIAA reserves the right not to make payments at any interval that would cause the initial payment to be less than $100.


You can take payments from all or just a part (but not less than $10,000) of the amount you've accumulated in the separate account and the fixed account, so it's possible for you to be both accumulating and receiving annuity payments at the same time. You can also pick a different income option for different parts of the amount you've accumulated, but once you've started payments you can't change your income option or annuity partner (if you named one) for that payment stream. If you choose to receive annuity payments from part of the amount you've already accumulated (i.e., partial annuitization) while continuing to accumulate at the same time, the annuity payments may be treated as cash withdrawals (rather than as annuity payments) for federal income tax purposes (see "Federal Income Taxes," page 23).


The value of the amount accumulated upon which payments are based will be set at the end of the last calendar day of the month before the annuity starting date. The total value of annuity payments may be more or less than total premiums paid by the contractowner.

Technically all benefits are payable at TIAA's home office, but we'll send your annuity payments by mail to your home address or (on your request) by mail or electronic fund transfer to your bank. If the address or bank where you want your payments sent changes, it's your responsibility to let us know. We can send payments to your residence or bank abroad, although there are some countries where the U.S. Treasury Department imposes restrictions.

Annuity Starting Date


Generally you pick an annuity starting date (it has to be the first day of a month) when you first apply for a contract. If you don't, we'll tentatively assume the annuity starting date will be the latest permissible annuity starting date (i.e., the first day of the month after the annuitant's eighty-fifth birthday). You can change the annuity starting date at any time before annuity payments begin (see "Choices and Changes," page 27). In any case, the annuity starting date must be at least fourteen months after the date your contract is issued.



For payments to begin on the annuity starting date, we must have received all information and documentation necessary for the income option you've picked. (For more information, contact TIAA--see page 28.) If we haven't received all the necessary information, we'll defer the annuity starting date until the first day of the month after the information has reached us, but not beyond the latest permissible annuity starting date. If, by the latest permissible annuity starting date, you haven't picked an income option or if we have not otherwise received all the necessary information, we will begin payments under a Single Life Annuity with a 10-Year Guaranteed Period (or a shorter period if required to meet federal tax law). Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment.

Income Options

You have a number of different annuity options to choose among. You may select from the several income options set forth in your contract (all from the fixed account) or any other annuity option available from TIAA at the time of selection. However, federal tax law might limit the options available to you. You may change your choice any time before payments begin, but once they have begun no change can be made. At the annuity starting date, the dollar amount of each periodic annuity payment is fixed, based upon the number and value of the separate account accumulation units being converted to annuity income, the ages of the annuitant and (under a survivor income option) the annuity partner, and the annuity purchase rates at that time. (These will not be lower than the rates provided in your contract.) Payments won't change while the annuitant and the annuity partner (under a survivor income option) are alive. After the end of the accumulation period, your contract will no longer participate in the separate account.

The current options are:

   Single Life Annuity. Pays income (usually monthly) as long as the annuitant lives. Remember: All payments end at the annuitant's death so that it would be possible, for example, for the contractowner to receive only one payment if the annuitant died less than a month after annuity payments started. If you die before the annuitant, your beneficiary becomes the contractowner.

   Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period. Pays income (usually monthly) as long as the annuitant lives or until the end of the guaranteed period, whichever is longer. If the annuitant dies before the period is up, payments continue for the remaining time. If you die while any payments remain due, your beneficiary becomes the contractowner.

   Payments for a Fixed Period. Pays income (usually monthly) for a stipulated period of not less than two nor more than thirty years. At the end of the period you've chosen, payments stop. If you die before the period is up, your beneficiary becomes the contractowner.

   Survivor Income Options. Pay income at least as long as the annuitant and the annuity partner are alive, then continue upon the death of one at either the same or a reduced level at least until the second person dies. Once annuity payments begin under a survivor annuity, you can't change the annuity partner. If you die while any payments remain due, your beneficiary becomes the contractowner.

   (bullet) Full Benefit, with or without Guaranteed Period. If the annuitant or the annuity partner dies, payments continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments continue for the rest of the period.

   (bullet) Two-Thirds Benefit, with or without Guaranteed Period. If the annuitant or the annuity partner dies, payments of two-thirds of the amount that would have been paid if both had lived continue for the life of the survivor. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of two-thirds of the amount that would have been paid if both had lived continue for the rest of the period.


   (bullet) Half-Benefit after the Death of the Annuitant, with or without Guaranteed Period. If the annuity partner outlives the annuitant, payments of half the amount that would have been paid if the annuitant had lived will continue for the life of the annuity partner. If you haven't chosen a guaranteed period, all payments stop when the second person dies. If you've chosen a guaranteed period of 10, 15, or 20 years and both the annuitant and the annuity partner die before it elapses, payments of half the amount that would have been paid if the annuitant had lived continue for the rest of the period.


We may make variable income options available in the future, subject to applicable law.

Death Benefits


Death benefits become payable when we receive proof that you or the annuitant has died during the accumulation period. When you fill out an application for a contract, you name one or more beneficiaries to receive the death benefit if you die. You can change your beneficiary at any time during the accumulation period (see "Choices and Changes," page 27). For more information on designating beneficiaries, contact TIAA or your legal advisor. If the annuitant dies during the accumulation period, you become the death benefit payee.


Your accumulation will continue participating in the investment experience of the separate account up to and including the day when we receive proof of death. Ordinarily, we will transfer your separate account accumulation to the fixed account as of the day we receive proof of death. However, if the contractowner's spouse is the sole beneficiary, when the contractowner dies the spouse can choose to be come the contractowner and continue the contract, or receive the death benefit. If the spouse does not make a choice within 60 days after we receive proof of death, the spouse will automatically become the contractowner. The spouse will also become the annuitant if the contractowner was the annuitant.

The amount of the death benefit will equal the greater of (1) the amount you have accumulated in the separate and fixed accounts on the day we receive proof of death or, if that isn't a business day, on the next business day, or (2) the total premiums paid under your contract minus any cash withdrawals (or surrender charges on cash withdrawals or transfers from the fixed account). If (2) is greater than (1), we'll deposit the difference in the fixed account as of the day we receive proof of death.


You can choose in advance the method by which death benefits should be paid, or you can leave it up to the death benefit payee. Except with the Single-Sum Payment and Interest Payments methods, the amount of each periodic payment is fixed (see "The Fixed Account," page 15). While you and the annuitant are both alive, you can change the method of payment you've chosen. You can also stipulate that your beneficiary not change the method you've specified in advance. (To choose, change, or restrict the method by which death benefits are to be paid, you or your beneficiary has to notify us in writing.) Once death benefits start, the method of payment can't be changed.



To pay a death benefit, TIAA must have received all necessary forms and documentation. (For more information, contact TIAA--see page 28.) Even if we have not received all of the required information, death benefits must begin by the first day of the month following the 60th day after we receive proof of death. If no method of payment has been chosen by that time, we'll pay the entire death benefit to the death benefit payee within five years of death, using the Payments for a Fixed Period method. If the contractowner isn't a natural person (e.g., it's an estate or a corporation), we'll apply these distribution requirements if the annuitant dies.


Methods of Payment

TIAA limits the methods of payment for death benefits to those suitable under federal income tax law for annuity contracts. (For more information, see "Taxation of Annuities," page 24.) With methods offering periodic payments, benefits are usually monthly, but the death benefit payee can request to receive them quarterly, semiannually, or annually instead. Federal law may restrict the availability of certain methods to the death benefit payee; conversely, TIAA may offer additional methods in the future. At present, the methods of payment for TIAA death benefits are:

   Single-Sum Payment. The entire death benefit is paid at once (within seven days after we receive all necessary forms and documentation). When the beneficiary is an estate, the single-sum method is automatic, and TIAA reserves the right to pay death benefits only as a single sum to corporations, trustees, partnerships, guardians, or any beneficiary not a natural person.

   Single Life Annuity. Payable monthly for the life of the death benefit payee, with payments ending when he or she dies.


   Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period. Payable monthly for the death benefit payee's lifetime or until the end of the period chosen, whichever is later. If he or she dies before the period is up, the remaining payments continue to the person named to receive them (see "Choices and Changes," page 27). Federal tax law says the guaranteed period selected can't exceed the death benefit payee's life expectancy.


   Payments for a Fixed Period. Payable over two to thirty years, as determined by you or your beneficiary. At the end of the selected period, payments stop. If the death benefit payee dies before the period is up, the remaining payments continue to the person named to receive them. Federal tax law says the fixed period selected can't exceed the death benefit payee's life expectancy.

   Interest Payments. We'll pay interest on the amount of the death benefit each month for two to thirty years. You (or your beneficiary, unless you specify otherwise) choose the period. The death benefit is payable at the end of the period chosen. If the death benefit payee dies before the interest payment period is up, the death benefit becomes payable immediately. For this interest-only method, the death benefit must be at least $5,000.


The Single Life Annuity and the Single Life Annuity with a 10-, 15-, or 20-Year Guaranteed Period methods are available only if the death benefit payee is a natural person. Under any method (except the Interest Payments method) that would result in payments of less than $100 a month, we reserve the right to require a change in choice that will result in payments of $100 or more. You or your beneficiary can use more than one method of payment, but each has to meet the same $100 minimum-payment requirement.



Timing of Payments

Usually we'll make the following kinds of payments from the separate account within seven calendar days after we've received the information we need to process a request:

   1. Cash withdrawals;

   2. Transfers to the fixed account; and

   3. Death benefits.

We can extend the seven-day period only if (1) the New York Stock Exchange is closed (or trading restricted by the SEC) on a day that isn't a weekend or holiday;

(2) an SEC-recognized emergency makes it impractical for us to sell securities or determine the value of assets in the separate account; or (3) the SEC says by order that we can or must postpone payments to protect you and other separate account contractowners.

Federal Income Taxes


The following discussion is based on our understanding of current federal income tax law as the IRS now interprets it. We can't guarantee that the law or the IRS's interpretation won't change. We haven't considered any applicable state or other tax laws. Of course, your own tax status or that of your beneficiary can affect your final outcome.


Tax Status of the Contract

Diversification Requirements. Section 817(h) of the Internal Revenue Code (IRC) and the regulations under it provide that separate account investments underlying a contract must be "adequately diversified" for it to qualify as an annuity contract under IRC section 72. The separate account intends to comply with the diversification requirements of the regulations under section 817(h). This will affect how we make investments.


Under the IRC, you could be considered the owner of the assets of the separate account used to support your contract. If this happens, you'd have to include income and gains from the separate account assets in your gross income. The IRS has published rulings stating that a variable contractowner will be considered the owner of separate account assets if the contractowner has any powers that the actual owner of the assets might have, such as the ability to exercise investment control. The Treasury Department says that the regulations on investment diversification don't provide guidance about when and how investor control of a segregated asset account's investment could cause the investor rather than the insurance company to be treated as the owner of the assets for tax purposes. The Treasury Department has also stated that the IRS would issue regulations or rulings clarifying the "extent to which policyholders may direct their investments to particular subaccounts without being treated as owners of the underlying assets."


Your ownership rights under the contract are similar but not identical to those described by the IRS in rulings that held that contractowners were not owners of separate account assets, so the IRS therefore might not rule the same way in your case. TIAA reserves the right to change the contract if necessary to help prevent your being considered the owner of the separate account's assets.

Required Distributions. To qualify as an annuity contract under section 72(s) of the IRC, a contract must provide that: (a) if any owner dies on or after the annuity starting date but before all amounts under the contract have been distributed, the remaining amounts will be distributed at least as quickly as under the method being used when the owner died; and (b) if any owner dies before the annuity starting date, all amounts under the contract will be distributed within five years of the date of death. So long as the distributions begin within a year of the owner's death, the IRS will consider these requirements satisfied for any part of the owner's interest payable to or for the benefit of a "designated beneficiary" and distributed over the beneficiary's life or over a period that cannot exceed the beneficiary's life expectancy. A designated beneficiary is the person the owner names to assume ownership when the owner dies. A designated beneficiary must be a natural person, but if a contractowner's spouse is the designated beneficiary, such spouse can continue the contract when such contractowner dies.

The contract is designed to comply with section 72(s). TIAA will review the contract and amend it if necessary to make sure that it continues to comply with the section's requirements.

Taxation of Annuities

Assuming the contracts qualify as annuity contracts for federal income tax purposes:

In General. IRC section 72 governs annuity taxation generally. We believe an owner who is a natural person usually won't be taxed on increases in the value of a contract until there is a distribution (i.e., the owner withdraws all or part of the accumulation or takes annuity payments). Assigning, pledging, or agreeing to assign or pledge any part of the accumulation usually will be considered a distribution. Withdrawals of accumulated investment earnings are taxable as ordinary income. Generally under the IRC, withdrawals are first allocated to investment earnings.

The owner of any annuity contract who is not a natural person generally must include in income any increase in the excess of the accumulation over the "investment in the contract" during the taxable year. There are some exceptions to this, and agents of prospective owners that are not natural persons may wish to discuss them with a competent tax advisor.

The following discussion applies generally to contracts owned by a natural person:

Withdrawals. If you withdraw funds from your contract before the annuity starting date, IRC section 72(e) usually deems taxable any amounts received to the extent that the accumulation value immediately before the withdrawal exceeds the investment in the contract. Any additional withdrawal is not taxable. The investment in the contract usually equals all premiums paid by the contractowner or on the contractowner's behalf. A partial annuitization may be treated as a cash withdrawal from the contract prior to the annuity starting date; if so, it would be taxable to the extent the amounts held under the contract exceeded the investment in the contract. Accordingly, an owner should contact a competent tax advisor before requesting a partial annuitization.

If you withdraw your entire accumulation under a contract, you will be taxed only on the part that exceeds your investment in the contract.

Annuity Payments. Although tax consequences can vary with the income option you pick, IRC section 72(b) provides generally that, before you recover the investment in the contract, gross income does not include that fraction of any annuity income payments that equals the ratio of investment in the contract to the expected return at the annuity starting date. After you recover your investment in the contract, all additional annuity payments are fully taxable.

Taxation of Death Benefit Proceeds. Amounts may be paid from a contract because an owner has died. If the payments are made in a single sum, they're taxed the same way a full withdrawal from the contract is taxed. If they are distributed as annuity payments, they're taxed as annuity payments. Death benefits paid under the Interest Payments method are usually taxed like a full withdrawal from the contract, and the interest payable thereon is taxable as it is paid.

Penalty Tax on Some Withdrawals. You may have to pay a penalty tax (10 percent of the amount treated as taxable income) on some withdrawals. However, there is usually no penalty on distributions:


   (1) on or after you reach 59-1/2;


   (2) after you die (or after the annuitant dies, if the owner isn't an individual);

   (3) after you become disabled; or

   (4) that are part of a series of substantially equal periodic (at least annual) payments for your life (or life expectancy) or the joint life (or life expectancy) of you and your beneficiary.

Possible Tax Changes. In recent years, legislation has been proposed that would adversely change the federal taxation of certain annuities. For example, one proposal would have taxed income on non-qualified annuities that did not have "substantial life contingencies" when it was credited to the annuity. As of the date of the current prospectus, Congress is not considering any legislation on annuity taxation. However, there is always the possibility that the tax treatment of annuities could change, and it's also possible that some changes could be retroactive (that is, effective prior to the actual date of the change).

Transfers, Assignments or Exchanges of a Contract


Transferring contract ownership, designating an annuitant, payee or other beneficiary who is not also the owner, or exchanging a contract can have other tax consequences that we don't discuss here. If you're thinking about any of those transactions, contact a tax advisor.

Withholding

Annuity distributions usually are subject to withholding for the recipient's federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. However, recipients can usually choose not to have tax withheld from distributions.

Multiple Contracts


In determining gross income, section 72(e) generally treats as one contract all TIAA non-qualified deferred annuity contracts issued after October 21, 1988 to the same owner during any calendar year. This could affect when income is taxable and how much might be subject to the 10 percent penalty tax (see above). There might be other situations where Treasury concludes that it would be appropriate to treat two or more annuity contracts purchased by the same owner as if they were one contract. Consult a tax advisor before buying more than one annuity contract for the purpose of gaining a tax advantage.


Possible Charge for TIAA's Taxes


Currently we don't charge the separate account for any federal, state, or local taxes on it or its contracts (other than premium taxes--see page 17), but we reserve the right to charge the separate account or the contracts for any tax or other cost resulting from the tax laws that we believe should be attributed to them.


Tax Advice

What we tell you here about federal and other taxes isn't comprehensive and is for general information only. It doesn't cover every situation. Taxation varies depending on the circumstances, and state and local taxes may also be involved. For complete information on your personal tax situation, check with a qualified tax advisor.

Voting Rights

The separate account doesn't plan to hold annual meetings of contractowners. When contractowner meetings are held, contractowners generally can vote (1) to elect the management committee; (2) to ratify the selection of an independent auditor for the separate account; and (3) on any other matter that requires a vote by contractowners.

On the record date, you'll have one vote per dollar of your accumulation.

When we use the phrase "majority of outstanding voting securities" in this prospectus and the SAI, we mean the lesser of (a) 67 percent of the voting securities  present,  as  long  as the  holders  of at  least  half  the  voting securities are present or represented by proxy; or (b) 50 percent of the outstanding voting securities. If a majority of outstanding voting securities isn't required to decide a question, we'll generally  require  a quorum  of 10  percent  of the  securities,  with a simple majority required to decide the issue. If laws, regulations, or legal interpretations make it unnecessary to submit any issue to a vote, or otherwise restrict your voting rights, we reserve the right to act as permitted.

General Matters

Choices and Changes

As long as the contract permits, the contractowner (or the annuitant, the annuity partner, beneficiary, or any other payee) can choose or change any of the following: (1) an annuity starting date; (2) an income option; (3) a transfer; (4) a method of payment for death benefits; (5) an annuity partner, beneficiary, or other person named to receive payments; and (6) a cash withdrawal or other distribution.


You have to make your choices or changes via a written notice satisfactory to us and received at our home office (see below). You can change the terms of a transfer, cash withdrawal, or other cash distribution only before they're scheduled to take place. When we receive a notice of a change in beneficiary or other person named to receive payments, we'll execute the change as of the date it was signed, even if the signer dies in the meantime. We execute all other changes as of the date received. As already mentioned, we'll delay the effective date of some transactions until we receive additional documentation (see "Remitting Premiums," page 13).


Telephone Transactions


You can use our Automated Service Center to check your accumulation balances and/or your current allocation percentages, transfer between the separate account and the fixed account, and/or allocate future premiums to the separate account or the fixed account by telephone. To use the Automated Service Center, you need to call 1 800 223-1200 on a touch-tone phone. You will be prompted through whatever transactions you select. We'll use reasonable care to confirm that instructions given by telephone are genuine. You will be asked for your contract number and Personal Access Code (PAC) as part of these procedures. The first time you call, you will have to change your PAC. Your PAC can be any 4- to 7-digit number you select, and can also be the same number you use to get information about your Retirement Annuity or Supplemental Retirement Annuity through the TIAA-CREF Automated Telephone Service. The Automated Service Center is available 24 hours a day. If you are calling from a rotary phone, you may call weekdays between 8 a.m. and 8 p.m., Eastern Time--stay on the line after the initial greeting, and a service representative will assist you. Calls may be recorded for verification.

Contacting TIAA

We won't consider any notice, form, request, or payment to have been received by TIAA until it reaches our home office: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206. You can ask questions by calling toll-free 1 800 223-1200.

Electronic Prospectuses

If you received this prospectus electronically and would like a paper copy, please call 1 800 842-2733, extension 5509, and we will send it to you.

Signature Requirements

For some transactions, we may require your signature to be notarized or guaranteed by a commercial bank or a member of a national securities exchange.

Distribution of the Contracts

The contracts are offered continuously by Teachers Personal Investors Services, Inc. (TPIS) and, in some instances, TIAA-CREF Individual & Institutional Services, Inc. (Services), which are both registered with the SEC as broker-dealers and are members of the NASD. TPIS may be considered the "principal underwriter" for interests in the contract. Anyone distributing the contract must be a registered representative of either TPIS or Services, whose main offices are both at 730 Third Avenue, New York, New York 10017-3206. No commissions are paid in connection with the distribution of the contracts.

Legal Proceedings

The assets of the separate account are not subject to any legal actions. Neither TIAA nor TPIS nor Advisors is involved in any legal action that we consider material to its obligations to the separate account.

Table of Contents for
Statement of Additional Information

                                                   Page in the Statement of
                     Item                            Additional Information
 --------------------------------------------      -------------------------
Investment Restrictions                                      B-3
Investment Policies and Risk Considerations                  B-4
Options and Futures                                          B-4
Firm Commitment Agreements and Purchase of
  "When-Issued" Securities                                   B-7
Lending of Securities                                        B-8
Repurchase Agreements                                        B-8
Swap Transactions                                            B-9
Segregated Accounts                                         B-10
Other Investment Techniques and
  Opportunities                                             B-10
Portfolio Turnover                                          B-10
Valuation of Assets                                         B-10
Equity Securities                                           B-10
Money Market Instruments                                    B-11
Options                                                     B-11
Investments for Which Market Quotations Are
  Not Readily Available                                     B-11
Management                                                  B-12
Separate Account Management Committee and
  Officers                                                  B-12
Compensation of Managers                                    B-13
Investment Advisory and Related Services                    B-13
Custody of Portfolio                                        B-13
Auditors                                                    B-13
Brokerage Allocation                                        B-14
Performance Information                                     B-15
Total Return Information for the Separate
  Account                                                   B-15
Performance Comparisons                                     B-16
Illustrating Compounding, Tax Deferral, and
  Expense Deductions                                        B-16
Periodic Reports                                            B-17
General Matters                                             B-17
Assignment of Contracts                                     B-17
Payment to an Estate, Guardian, Trustee,
  etc.                                                      B-17
Benefits Based on Incorrect Information                     B-17
Proof of Survival                                           B-17
State Regulation                                            B-18
Legal Matters                                               B-18
Experts                                                     B-18
Additional Considerations                                   B-18
Additional Information                                      B-19
Financial Statements                                        B-19

[TIAA logo]

Teachers Insurance and
Annuity Association
730 Third Avenue
New York, NY 10017-3206

                                   [indicia]

                                   Bulk Rate
                               U.S. Postage Paid
                                   Permit 20
                              Holliston, MA 01746

                     Individual Deferred Variable Annuities

                                 Funded Through

                          TIAA SEPARATE ACCOUNT VA-1

                                      of

                   TEACHERS INSURANCE AND ANNUITY ASSOCIATION
                                   OF AMERICA


                       STATEMENT OF ADDITIONAL INFORMATION
                                  April 1, 1996



This Statement of Additional Information is not a prospectus and should be read in connection with the current prospectus dated April 1, 1996 (the ("Prospectus"), for the variable annuity that is the variable component of the contract. The Prospectus is available without charge upon written or oral request to: Teachers Insurance and Annuity Association of America, 730 Third Avenue, New York, New York 10017-3206, Attention: Central Services; telephone 1 800 842-2733, extension 5509. Terms used in the Prospectus are incorporated in this Statement.


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUS FOR THE CONTRACTS.

                                 [TIAA LOGO]

TABLE OF CONTENTS

                                Page in the        Location of
                                 Statement         Additional
                                    of           Information in
                                Additional       Prospectus, if
           Item                 Information        applicable
---------------------------------------------------------------
Investment
  Restrictions                      B-3              10-11
Investment Policies and
  Risk Considerations               B-4               8-11
 Options and Futures                B-4                 10
 Firm Commitment
  Agreements and
  Purchase of
  "When-Issued"
  Securities                        B-7                 11
Lending of Securities               B-8                 11
Repurchase Agreements               B-8                 11
Swap Transactions                   B-9                 10
Segregated Accounts                B-10
Other Investment
  Techniques and
  Opportunities                    B-10
Portfolio Turnover                 B-10
Valuation of Assets                B-10                 12
Equity Securities                  B-10
Money Market Instruments           B-11
Options                            B-11
Investments for Which
  Market Quotations Are
  Not Readily Available            B-11
Management                         B-12                 12
Separate Account
  Management Committee and
  Officers                         B-12
Compensation of
   Managers                        B-13
Investment Advisory and
  Related Services                 B-13               8,12
Custody of Portfolio               B-13
Auditors                           B-13
Brokerage Allocation               B-14
Performance
  Information                      B-15              11-12
Total Return
  Information for the
  Separate Account                 B-15
Performance
  Comparisons                      B-16
Illustrating
  Compounding, Tax
  Deferral, and Expense
  Deductions                       B-16
Periodic Reports                   B-17
General Matters                    B-17
Assignment of
  Contracts                        B-17
Payment to an Estate,
  Guardian, Trustee,
  etc.                             B-17
Benefits Based on
  Incorrect Information            B-17
Proof of Survival                  B-17
State Regulation                   B-18                  7
Legal Matters                      B-18                 28
Experts                            B-18
Additional
  Considerations                   B-18
Additional Information             B-19
Financial Statements               B-19                  6

INVESTMENT RESTRICTIONS

The following restrictions are fundamental policies with respect to the separate account and may not be changed without the approval of a majority of the outstanding voting securities, as that term is defined under the 1940 Act, in the separate account:

   1. The separate account will not issue senior securities except as SEC regulations permit;

   2. The separate account will not borrow money, except: (a) the separate account may purchase securities on margin, as described in restriction 9 below; and (b) from banks (only in amounts not in excess of 33-1/3% of the market value of the separate account's assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5% of the separate account's total assets taken at market value at the time of borrowing). Money may be temporarily obtained through bank borrowing, rather than through the sale of portfolio securities, when such borrowing appears more attractive for the separate account;

   3. The separate account will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio;

   4. The separate account will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer other than securities issued or guaranteed by the United States Government, its agencies or instrumentalities;


   5. The separate account will not make an investment in an industry if after giving effect to that investment the separate account's holding in that industry would exceed 25% of the separate account's total assets--this restriction, however, does not apply to investments in obligations issued or guaranteed by the United States Government, its agencies or instrumentalities;


   6. The separate account will not purchase real estate or mortgages directly;

   7. The separate account will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein;

   8. The separate account will not make loans, except: (a) that it may make loans of portfolio securities not exceeding 33-1/3% of the value of its total assets, which are collateralized by either cash, United States Government securities, or other means permitted by applicable law, equal to at least 102% of the market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily;
   (b) loans through entry into repurchase agreements; (c) privately-placed debt securities may be purchased; or (d) participation interests in loans, and similar investments, may be purchased; and

   9. The separate account will not purchase any security on margin (except that the separate account may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities).

If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change of values in portfolio securities will not be considered a violation.

INVESTMENT POLICIES AND RISK CONSIDERATIONS

Options and Futures

The separate account may engage in options and futures strategies to the extent permitted by the New York State Insurance Department and subject to SEC and Commodity Futures Trading Commission ("CFTC") requirements. It is not the intention of the separate account to use options and futures strategies in a speculative manner but rather to use them primarily as hedging techniques or for cash management purposes.

Options. Option-related activities could include (1) the sale of covered call option contracts, and the purchase of call option contracts for the purpose of a closing purchase transaction; (2) the buying of covered put option contracts, and the selling of put option contracts to close out a position acquired through the purchase of such options; and (3) the selling of call option contracts or the buying of put option contracts on groups of securities and on futures on groups of securities and the buying of similar call option contracts or the selling of put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the separate account may engage in other types of options transactions consistent with its investment objective and policies and applicable law.

A call option is a short-term contract (generally having a duration of nine months or less) which gives the purchaser of the option the right to purchase the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. As the seller of a call option, the separate account has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price at any time during the option period. The selling of a call option benefits the separate account if over the option period the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the separate account risks an "opportunity loss" of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

The separate account may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option which it had previously sold on that security. Depending on the premium for the call option purchased by the separate account, the separate account will realize a profit or loss on the transaction.

A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option the separate account, as purchaser, pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the separate account, to purchase the underlying security at the exercise price at any time during the option period. The buying of a covered put contract limits the downside exposure for the investment in the underlying security to the combination of the exercise price less the premium paid. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option's exercise price. In that case the option would expire worthless and the entire premium would be lost.

The separate account may close out a position acquired through buying a put option by selling a put option on the same security with the same exercise price and expiration date as the put option which it had previously bought on the security. Depending on the premium of the put option sold by the separate account, the separate account would realize a profit or loss on the transaction.

In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the Standard & Poor's 100 Index traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor's 500 Stock Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of the separate account's portfolio of securities. To the extent that the separate account's portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration before the separate account deals in any option.

There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

Futures. To the extent permitted by applicable regulatory authorities, the separate account may purchase and sell futures contracts on securities or other instruments, or on groups or indexes of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on future investments than actually may be available at the future time. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains respectively on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

A futures contract on an investment is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract. By purchasing a futures contract--assuming a "long" position--the separate account legally will obligate itself to accept the future delivery of the underlying security or instrument and pay the agreed price. By selling a futures contract--assuming a "short" position--it legally will obligate itself to make the future delivery of the security or instrument against payment of the agreed price.

Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures positions taken by the separate account usually will be liquidated in this manner, the separate account may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the separate account to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing-out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract's expiration date, a final cash settlement occurs and the futures positions simply are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

Stock index futures may be used to hedge the equity investments of the separate account with regard to market (systematic) risk (involving the market's assessment of overall economic prospects), as distinguished from stock- specific risk (involving the market's evaluation of the merits of the issuer of a particular security). By establishing an appropriate "short" position in stock index futures, the separate account may seek to protect the value of its securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, the separate account can seek to avoid losing the benefit of apparently low current prices by establishing a "long" position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the separate account will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

Unlike the purchase or sale of a security, no price is paid or received by the separate account upon the purchase or sale of a futures contract. Initially, the separate account will be required to deposit in a custodial account an amount of cash, United States Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the separate account upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called "variation margin," will be made on a daily basis as the price of the underlying stock index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when the separate account has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the separate account will receive from the broker a variation margin payment equal to that increase in value. Conversely, where the separate account has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the separate account would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the separate account may elect to close the position by taking an opposite position which will operate to terminate the separate account's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the separate account, and the separate account realizes a loss or a gain. All margin payments will be made to a custodian in the broker's name.

There are several risks in connection with the use by the separate account of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments which are the subject of the hedge. The separate account will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in our judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the separate account's portfolio securities or instruments sought to be hedged.

Successful use of futures contracts by the separate account for hedging purposes also is subject to the user's ability to predict correctly movements in the direction of the market. For example, it is possible that, where the separate account has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the separate account's portfolio may decline. If this occurred, the separate account would lose money on the futures and also experience a decline in value in its portfolio investments. However, we believe that over time the value of the separate account's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged. It also is possible that, for example, if the separate account has hedged against the possibility of the decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the separate account will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the separate account has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices which reflect the rising market. The separate account may have to sell securities or instruments at a time when it may be disadvantageous to do so.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

The separate account may also use futures contracts and options on futures contracts to manage its cash flow more effectively. To the extent that the separate account enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions. Thus, pursuant to CFTC Rule 4.5, the aggregate initial margin and premiums required to establish non-hedging positions in commodity futures or commodity options contracts may not exceed 5% of the liquidation value of the separate account's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (provided that the in-the-money amount of an option that is in-the-money when purchased may be excluded in computing such 5%).

Options and futures transactions may increase the separate account's transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objectives.

Firm Commitment Agreements and Purchase of "When-Issued" Securities


The separate account can enter into firm commitment agreements for the purchase of securities on a specified future date. When the separate account enters into firm commitment agreements, liability for the purchase price--and the rights and risks of ownership of the securities--accrues to the separate account at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the separate account to purchase the security at a price above the current market price on the date of delivery and payment. During the time the separate account is obligated to purchase such securities, it will be required to segregate assets (see "Segregated Accounts," page B-10). The separate account will not purchase securities on a "when issued" basis if, as a result, more than 15% of its net assets would be so invested.


Lending of Securities


Subject to investment restriction 8(a) on page B-3 (relating to loans of portfolio securities), the separate account may lend its securities to brokers and dealers that are not affiliated with TIAA, are registered with the SEC and are members of the NASD, and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, the separate account will receive as collateral cash, securities issued or guaranteed by the United States Government (i.e., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the loaned securities, or such lesser percentage as may be permitted by the New York State Insurance Department (not to fall below 100% of the market value of the loaned securities), as reviewed daily. By lending its securities, the separate account will receive amounts equal to the interest or dividends paid on the securities loaned and in addition will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the separate account by the borrower of the securities. Such loans will be terminable by the separate account at any time and will not be made to affiliates of TIAA. The separate account may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including but not necessarily limited to voting or subscription rights, and may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The separate account may pay reasonable fees to persons unaffiliated with the separate account for services or for arranging such loans. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, should the borrower of securities default, become the subject of bankruptcy proceedings, or otherwise be unable to fulfill its obligations or fail financially.


Repurchase Agreements

Repurchase agreements have the characteristics of loans by the separate account, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the separate account retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the separate account's seller to deposit with the separate account additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. The separate account will enter into repurchase agreements only with member banks of the Federal Reserve System, and with primary dealers in United States Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers' acceptances, or obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, in which the separate account may otherwise invest.

If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the separate account would look to the collateral security underlying the seller's repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller's obligation to the separate account; in such event the separate account might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Swap Transactions

The separate account may, to the extent permitted by the New York State Insurance Department and the SEC, enter into privately negotiated "swap" transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve "swapping" a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

By entering into swap transactions, the separate account may be able to protect the value of a portion of its portfolio against declines in market value. The separate account may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities which may arise from time to time. The separate account may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the separate account. However, there can be no assurance that the return the separate account receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

While the separate account will only enter into swap transactions with counterparties it considers creditworthy (and will monitor the creditworthiness of parties with which it enters into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. If the other party to the swap transaction defaults on its obligations, the separate account would be limited to contractual remedies under the swap agreement. There can be no assurance that the separate account will succeed when pursuing its contractual remedies. To minimize the separate account's exposure in the event of default, the separate account will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When the separate account enters into swap transactions on a net basis, the net amount of the excess, if any, of the separate account's obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the separate account's custodian. To the extent the separate account enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the fund's obligations, if any, with respect to each such swap agreement, accrued on a daily basis (see "Segregated Accounts," below).

Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments.

To the extent that there is an imperfect correlation between the return the separate account is obligated to swap and the securities or instruments representing such return, the value of the swap transaction may be adversely affected. The separate account therefore will not enter into a swap transaction unless it owns or has the right to acquire the securities or instruments representative of the return it is obligated to swap with the counterparty to the swap transaction. It is not the intention of the separate account to engage in swap transactions in a speculative manner but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the separate account.

Segregated Accounts

In connection with when-issued securities, firm commitment agreements, and certain other transactions in which the separate account incurs an obligation to make payments in the future, the separate account may be required to segregate assets with its custodian bank in amounts sufficient to settle the transaction. To the extent required, such segregated assets will consist of liquid assets such as cash, United States Government securities or other appropriate high grade debt obligations as may be permitted by law.

Other Investment Techniques and Opportunities


The separate account may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the portfolio's overall return, irrespective of how these actions may affect the weight of the particular securities in the separate account's portfolio.



PORTFOLIO TURNOVER


The transactions engaged in by the separate account are reflected in the separate account's portfolio turnover rate. The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the separate account's portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the separate account and ultimately by the separate account's contractowners. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.



The separate account has no fixed policy on portfolio turnover. The portfolio turnover rate for the separate account for the period from November 1, 1994 to December 31, 1994 was 0.04%. The portfolio turnover rate for the separate account in 1995 was 0.98%.


Because a higher portfolio turnover rate will increase brokerage costs to the separate account, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions.

VALUATION OF ASSETS

The assets of the separate account are valued as of the close of each valuation day.

Equity Securities

Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

Equity securities listed or traded on the New York Stock Exchange or the American Stock Exchange are valued based on their last sale price on such exchange on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. Equity securities which are listed or traded on any other exchange are valued in a comparable manner on the principal exchange where traded.

Equity securities traded in the United States over-the-counter market are valued based on the last sale price on the date of valuation for NASDAQ National Market System securities, or at the mean of the closing bid and asked prices if no sale is reported. Other U.S. over-the-counter equity securities are valued at the mean of the closing bid and asked prices.

Money Market Instruments

Money market instruments for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality, and type). Values for money market instruments will be obtained either from one or more of the major market makers or from one or more of the financial information services for the securities to be valued.

Options

Portfolio investments underlying options are valued as described above. Stock options written by the separate account are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of the separate account net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

For example, when the separate account writes a call option, the amount of the premium is included in the separate account's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the separate account enters into a closing purchase transaction it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the separate account realizes a gain or loss from the sale of the underlying securities and the proceeds of the sale increased by the premium originally received.

A premium paid on the purchase of a put will be deducted from the separate account's assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

Investments for Which Market Quotations Are Not Readily Available

Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith under the direction of the Management Committee (see "Management," below).

MANAGEMENT

Separate Account Management Committee and Officers

The  names  of  the  members  of  the  separate  account  Management   Committee
("Managers") and certain officers of the separate account and information about their principal occupations during the past five years are shown below:

                                       Position(s) Held
Name and Address*                      with Registrant      Principal Occupation(s) During Past 5 Years
----------------------------------      ---------------     --------------------------------------------------
Laurence W. Franz                     Manager              Vice President, Business and Finance, and Treasurer,
Canisius College                                           Canisius College
2001 Main Street
Buffalo, New York 14208

Jeanmarie C. Grisi                    Manager              Treasurer, Carnegie Corporation of New York, since October
Carnegie Corporation of New York                           1991. Formerly, Associate Treasurer, Carnegie
437 Madison Avenue                                         Corporation of New York
New York, New York 10022

Richard M. Norman                     Manager              Vice President for Administration and Associate
Rutgers University                                         Treasurer, Rutgers University, since July 1991. Formerly,
Old Queens Building, Room 101                              Associate Senior Vice President and Treasurer, Rutgers
Somerset-George Street                                     University
New Brunswick, New Jersey 08903

Thomas W. Jones**                     Chairman of the      Vice Chairman, TIAA and CREF, since November 1995.
                                      Management           President and Chief Operating Officer, TIAA and CREF,
                                      Committee and        since January 1993. Formerly, Executive Vice President,
                                      President            Finance and Planning, TIAA and CREF

Thomas G. Walsh**                     Manager and          President, Teachers Personal Investors Services, Inc.,
                                      Executive Vice       since February 1994, and Executive Vice President, TIAA
                                      President            and CREF

Richard L. Gibbs                      Executive Vice       Executive Vice President, TIAA and CREF, since March 1993,
                                      President            and Vice President, TIAA-CREF Investment Management, Inc.
                                                           ("Investment Management") and TIAA-CREF Individual &
                                                           Institutional Services, Inc. ("Services"), since January
                                                           1992. Formerly, Vice President, Finance, TIAA and CREF

Peter C. Clapman                      Senior Vice          Senior Vice President, Secretary and Chief Counsel,
                                      President,           Investments, TIAA and CREF
                                      Secretary and
                                      Chief Counsel,
                                      Investments

Richard J. Adamski                    Vice President       Vice President and Treasurer, Investment Management and
                                      and Treasurer        Services, since January 1992, and Vice President and
                                                           Treasurer, TIAA and CREF, since March 1991. Formerly,
                                                           Treasurer, TIAA and CREF

 * The address for all officers of the separate account is 730 Third Avenue, New York, New York 10017-3206.

** These Managers are or may be "interested persons" within the meaning of the Investment Company Act of 1940.

Compensation of Managers


Managers who are not active officers of TIAA each receive $2,500 per year, plus $1,000 for each meeting of the Management Committee attended. Managers who are active officers of TIAA do not receive any additional compensation for their services as Managers. The following table sets forth the compensation paid by the separate account to Managers for the year ended December 31, 1995:

         (1)                   (2)                   (3)                   (4)                  (5)
                            Aggregate             Pension or
                           Compensation      Retirement Benefits        Estimated
                               From           Accrued As Part of         Benefits        Total Compensation
    Name of Person,          Separate          Separate Account            Upon           Paid to Managers
        Position             Account               Expenses             Retirement        by Fund Complex
---------------------      ------------      --------------------      ------------      ------------------
Laurence W. Franz,           $5,500                 $-0-                  $-0-                $5,500
  Manager
Jeanmarie C. Grisi,          $ -0-*                 $-0-                  $-0-                $  -0-
  Manager
Richard M. Norman,           $5,500                 $-0-                  $-0-                $5,500
  Manager



* Ms. Grisi declined to accept compensation for her services.

INVESTMENT ADVISORY AND RELATED SERVICES

Investment advisory services and related services for the separate account are provided by personnel of Teachers Advisors, Inc. ("Advisors"). Advisors is a subsidiary of TIAA and is registered as an investment adviser under the Investment Advisers Act of 1940. Advisors manages the investment and reinvestment of the assets of the separate account, subject to the direction and control of the Management Committee of the separate account. The advisory personnel of Advisors perform all research, make recommendations, and place orders for the purchase and sale of securities. Advisors also provides for all portfolio accounting, custodial, and related services for the assets of the separate account.


As described in the Prospectus, the investment management agreement between Advisors and the separate account provides for payment by the separate account of an investment advisory fee of 0.30% of assets annually. Currently, with Advisors waiving a portion of that fee, a daily deduction from the net assets of the separate account is made at an annual rate of 0.07% for expenses related to the management of the assets of the separate account.


Custody of Portfolio

The custodian for the assets of the separate account is Bankers Trust Company, 16 Wall Street, New York, New York 10015.

Auditors

Deloitte & Touche LLP, Two World Financial Center, New York, New York 10281, serves as the separate account's independent auditors and, in that regard, provides general auditing services for the separate account.

BROKERAGE ALLOCATION

Advisors is responsible for decisions to buy and sell securities for the separate account as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best price, execution and available data. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transaction with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of the separate account, its personnel may, consistent with their fiduciary obligations, decide either to buy or to sell a particular security for the separate account at the same time as for a CREF account that they may also be managing on behalf of TIAA-CREF Investment Management, Inc. ("Investment Management"), another investment adviser also affiliated with TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.


Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the separate account. The aggregate amount of brokerage commissions paid by the separate account during 1995 and 1994 was $22,442 and $16,886, respectively.



Advisors will place orders with brokers providing useful research and statistical data services if reasonable commissions can be negotiated for the total services furnished even though lower commissions may be available from brokers not providing such services. Advisors follows guidelines established by the Management Committee of the separate account for the placing of orders with brokers providing such services. In 1995, no brokerage commissions were paid by the separate account to such brokers as a result of such allocation.


Research or services obtained for the separate account may be used by personnel of Advisors in managing CREF accounts for Investment Management. In such circumstances, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the separate account.


During 1995, the separate account acquired securities of certain of its regular brokers or dealers or their parents, where the parent derives more than 15% of its total income from securities related activities. These entities and the value of the securities of these entities held by the separate account as of December 31, 1995, are set forth below:

A. Regular broker or dealer based on
   brokerage commission paid
   Bear Stearns & Co., Inc.
   (Parent--Bear Stearns Companies, Inc.)                  $31,303
   Merrill Lynch, Pierce, Fenner & Smith, Inc.
   (Parent--Merrill Lynch & Co., Inc.)                    $142,800

B. Regular broker or dealer based on entities
   acting as principal
   Lehman Government Securities, Inc.
   (Parent--Lehman Brothers Holdings, Inc.)                $42,500
   J.P. Morgan Securities Inc. (Parent--Morgan
   (J.P.) & Co., Inc.)                                    $208,650
   Morgan Stanley & Co., Inc. (Parent--Morgan
   Stanley Group, Inc.)                                    $64,500



                           PERFORMANCE INFORMATION

Total Return Information for the Separate Account

Total return quotations for the separate account may be advertised. Total return quotations will reflect all aspects of the separate account return. Average annual total returns are determined by finding the average annual compounded rate of return over a period that reflects the growth (or decline) in value of a hypothetical $1,000 investment made at the beginning of the period through the end of that period, according to the following formula:

                           P(1 + T)(n) = EV
  where:     P       =     hypothetical initial payment of $1,000
             T       =     average annual total return
             n       =     number of years in the period
            EV       =     ending value of the hypothetical  investment at the
                           end of the 1, 5, or 10 year period.

To derive the total return quotations from this formula, the percentage net change in the value of the $1,000 investment from the beginning of the period to the end of such period ("cumulative total return") is determined. Cumulative total returns simply reflect the change in value of an investment over a stated period. Since the accumulation unit value is a "total return" unit value that reflects the investment experience of the separate account and all expense deductions made against the assets of the separate account, the ending value, or EV, of the $1,000 hypothetical investment is determined by applying the percentage change in the accumulation unit value over the period to the hypothetical initial payment of $1,000 less the current deductions from premiums (0%). We then solve the equation for T to derive the average annual compounded rate of return for the separate account over the span of the period, and the resulting "total return" quotation is carried out to the nearest hundredth of one percent.

Set forth below is the total return information for the separate account, which reflects all deductions made from the assets in the account, applied to a hypothetical investment of $1,000:

                                         Average Annual
                                         Compound Rate
                                            of Total         Cumulative Rate
Period                                       Return          of Total Return
-----------------------------------      --------------      ----------------
1 year
  (from January 1, 1995 to
  December 31, 1995)                         36.17%               36.17%
1 year and 2 months
  (from November 1, 1994 date of
  SEC registration to  December 31,
  1995)                                      27.87%               33.21%

Performance Comparisons

Performance information for the separate account may be compared, in advertisements, sales literature, and reports to contractowners and annuitants, to the performance information reported by other investments and to various indices and averages. Such comparisons may be made with, but are not limited to
(1) the S&P 500, (2) the Dow Jones Industrial Average ("DJIA"), (3) Lipper Analytical Services, Inc. Mutual Fund Performance Analysis Reports and the Lipper General Equity Funds Average, (4) Money Magazine Fund Watch, (5) Business Week's Mutual Fund Scoreboard, (6) SEI Funds Evaluation Services Equity Fund Report, (7) CDA Mutual Funds Performance Review and CDA Growth Mutual Fund Performance Index, (8) Value Line Composite Average (geometric), (9) Wilshire 5000 Equity Index, (10) Russell 1000, 2000, and 3000 indices, (11) the Consumer Price Index, published by the U.S. Bureau of Labor Statistics (measurement of inflation), (12) VARDS, and (13) Morningstar, Inc. We may also discuss ratings or rankings received from these entities, accompanied in some cases by an explanation of those ratings or rankings, when applicable. In addition, advertisements may discuss the performance of the indices listed above.

The performance of the separate account also may be compared to other indices or averages that measure performance of a pertinent group of securities.
Contractowners should keep in mind that the composition of the investments in the reported averages will not be identical to that of the separate account and that certain formula calculations (i.e., yield) may differ from index to index. In addition, there can be no assurance that the separate account will continue its performance as compared to such indices.

The separate account is not promoted, sponsored, endorsed, or sold by, nor affiliated with, Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the separate account literature or publications and makes no representation or warranty, express or implied, as to their accuracy, completeness, or otherwise. Frank Russell Company reserves the right, at any time and without notice, to change or terminate the Russell 3000 Index. Frank Russell Company has no obligation to take the needs of the separate account or its contractowners into consideration in determining the Index. Frank Russell Company's publication of the Russell 3000 Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all of the securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness or reliability of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any securities comprising the Index. FRANK RUSSELL MAKES NO EXPRESS OR IMPLIED WARRANTIES OF ANY KIND OR NATURE, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY OR OF FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE INDEX OR ANY DATA OR SECURITIES INCLUDED THEREIN.

Illustrating Compounding, Tax Deferral, and Expense Deductions

TIAA may illustrate in advertisements, sales literature and reports to contractowners or annuitants the effects of tax deferral and/or compounding of earnings on an investment in the separate account. We may do this using a hypothetical investment earning a specified rate of return. To illustrate the effects of compounding, we would show how the total return from an investment of the same dollar amount, earning the same or different interest rate, varies depending on when the investment was made. To illustrate the effects of tax deferral, we will show how the total return from an investment of the same dollar amount, earning the same or different interest rates, for individuals in the same tax bracket, would vary between tax-deferred and taxable investments.

TIAA may also illustrate in advertisements, sales literature and reports to contractowners or annuitants the effect of an investment fund's expenses on total return over time. We may do this using a hypothetical investment earning a specified rate of return. We would show how the total return, net of expenses, from an investment of the same dollar amount in funds with the same investment results but different expense deductions varies increasingly over time. In the alternative, we would show the difference in the dollar amount of total expense charges paid over time by an investor in two or more different funds that have the same annual total return but different asset-based expense charges. We may also compare the separate account's expense charges to those of other variable annuities and other investment products.



PERIODIC REPORTS

Prior to the time an entire accumulation has been withdrawn in cash or transferred to the fixed account a contractowner will be sent a statement each quarter which sets forth the following:

(1) Premiums paid during the quarter; (2) the number and dollar value of accumulation units in the separate account credited to the contractowner during the quarter and in total; (3) cash withdrawals from the separate account during the quarter; and (4) any transfers between the separate account and the fixed account during the quarter.


The separate account also will transmit to contractowners, at least semi-annually, reports showing the financial condition of the separate account and a schedule of investments held in the separate account in which they have accumulations.



GENERAL MATTERS

Assignment of Contracts

You can assign the contract at any time.

Payment to an Estate, Guardian, Trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Benefits Based on Incorrect Information

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Proof of Survival

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

STATE REGULATION

TIAA and the separate account are subject to regulation by the New York State Superintendent of Insurance ("Superintendent") as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent both quarterly and annual statements on forms promulgated by the New York State Insurance Department. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent's agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account's operations is usually conducted periodically by some other states.

LEGAL MATTERS

All matters of applicable state law pertaining to the contracts, including TIAA's right to issue the contracts, have been passed upon by Charles H. Stamm, Executive Vice President and General Counsel of TIAA. Legal matters relating to the federal securities laws have been passed upon by Sutherland, Asbill & Brennan, Washington, D.C.

EXPERTS


The financial statements of TIAA and the separate account included in this Statement of Additional Information have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and have been so included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.



ADDITIONAL CONSIDERATIONS

Over the past several years, TIAA and CREF have added many new savings and investment vehicles to their line of products. The growing family of TIAA and CREF products is designed to provide additional savings and investment options for those who want to diversify their holdings. Most experts recommend diversification as a good strategy for retirement and other long-term investing, both because a diversified portfolio offers a degree of safety from the volatility of specific markets, and because it allows the investor to benefit from the potential for growth in several different types of investments.


The contract became available in 1994. The separate account's Stock Index Account is ideal for people who are seeking growth and are able to make long-term investments. Although past performance is no guarantee of future results, in the past stocks have outperformed many other types of investments. Investors who seek to counter the effects of inflation on their long-term investments should therefore consider investing in stocks. The Stock Index Account could be an appropriate investment for someone who is seeking to supplement his or her retirement income, to purchase a retirement home, finance an extended trip, or build a fund for philanthropic purposes. Of course, there is no guarantee that the investment objective of that or any other fund will be met.


Before investing, you should consider whether your pension plan and social security payments will meet your retirement needs. You should look at your assets and liabilities to help determine whether you need to invest more money to help provide retirement income. You should consider how much time you have until retirement and the effect of inflation and taxes on your savings and investments. You should also keep in mind that experts say that people need 70% to 80% of their pre-retirement income to maintain the same standard of living after retirement. Before contributing to a contract, you should consider whether you have already reached your contribution limit on your TIAA-CREF basic Retirement Annuities, Supplemental Retirement Annuities, and other 403(b) savings plans. Consult your tax advisor to learn more about these limits.

You should also consider the risks of any investment relative to its potential rewards. In particular, you should be aware of the risk that arises from market timing. Market timing is an investment technique whereby amounts are transferred from one category of investment to another (for example, from stocks to bonds) based upon a perception of how each of those categories of investments will perform relative to the others at a particular time. Investors who engage in market timing run the risk that they may transfer out of a type of investment with a rising market value or transfer into a type of investment with a falling market value. We do not endorse the practice of market timing.

The variety of issues to consider highlights the importance of the support and services that TIAA provides. These services include: (1) retirement and life insurance planning expertise from professional counselors rather than commissioned salespeople; (2) detailed information through quarterly transaction reports, newsletters and other publications about retirement planning; and (3) seminars, individual counseling, a Participant Information Center, and 24-hour toll-free numbers for transactions and inquiries. If you request it, we will send you periodic reminders to remit premiums to the contract.

ADDITIONAL INFORMATION

A Registration Statement has been filed with the Securities and Exchange Commission, under the 1933 Act, with respect to the contracts discussed in the Prospectus and in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus or this Statement of Additional Information. Statements contained herein concerning the contents of the contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Commission.

FINANCIAL STATEMENTS

The audited financial statements of the separate account and TIAA follow.

The financial statements of TIAA should be distinguished from the financial statements of the separate account and should be considered only as bearing upon the ability of TIAA to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

                     INDEX TO AUDITED FINANCIAL STATEMENTS
                              DECEMBER 31, 1995

                                                            Page
TIAA Separate Account VA-1--Stock Index Account
Report of Management Responsibility                         B-21
Report of Independent Auditors                              B-22
Audited Financial Statements
 Statement of Assets and Liabilities                        B-23
 Statement of Operations                                    B-24
 Statements of Changes in Net Assets                        B-25
Notes to Financial Statements                               B-26
Statement of Investments                                    B-29
Teachers Insurance and Annuity Association of America
Report of Management Responsibility                         B-44
Report of Independent Auditors                              B-45
Audited Financial Statements
 Balance Sheets                                             B-46
 Statements of Operations                                   B-47
 Statements of Changes in Contingency Reserves              B-48
 Statements of Cash Flows                                   B-49
Notes to Financial Statements                               B-50

[TIAA Logo]


                     REPORT OF MANAGEMENT RESPONSIBILITY

To the Contractowners of
   TIAA Separate Account VA-1:

The accompanying financial statements of the Stock Index Account ("Account") of TIAA Separate Account VA-1 ("VA-1") are the responsibility of management. They have been prepared in accordance with generally accepted accounting principles and have been presented fairly and objectively in accordance with such principles.

Teachers Insurance and Annuity Association of America ("TIAA") has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, including its separate account operations. The internal Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees and to the Management Committee of VA-1.


The accompanying financial statements have been audited by the independent auditing firm of Deloitte & Touche LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.


The Audit Committee of the TIAA Board of Trustees, consisting of trustees who are not officers of TIAA, and the Management Committee of VA-1, the majority of which are not officers of TIAA, meet regularly with management, representatives of Deloitte & Touche LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing.

                         [signature of Thomas W. Jones]

                                   Chairman of
                       Management Committee and President

                         [signature of Thomas G. Walsh]

                                   Manager and
                            Executive Vice President

                         [signature of Richard L. Gibb]

                          Principal Accounting Officer
                          and Executive Vice President

[letterhead]
[LOGO] Deloitte &
        Touche LLP  Two World Financial Center         Telephone: (212) 436-2000
                    New York, New York 10281-1414      Facsimile: (212) 436-5000


                        REPORT OF INDEPENDENT AUDITORS


To the Contractowners and Management Committee of
 TIAA Separate Account VA-1:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of the Stock Index Account of TIAA Separate Account VA-1 ("VA-1") as of December 31, 1995, and the related statements of operations and of changes in net assets for the year then ended and of changes in net assets for the period October 3, 1994 (date established) to December 31, 1994. These financial statements are the responsibility of VA-1's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such financial statements present fairly, in all material respects, the financial position of the Stock Index Account of VA-1 at December 31, 1995, the results of its operations and the changes in its net assets for the above-stated periods, in conformity with generally accepted accounting principles.



[signature of Deloitte Touche LLP]
February 6, 1996


[logo]
---------------
Deloitte Touche
Tohmatsu
International
---------------

                          TIAA SEPARATE ACCOUNT VA-1
                             STOCK INDEX ACCOUNT
                     STATEMENT OF ASSETS AND LIABILITIES
                              December 31, 1995


ASSETS
 Investments, at cost                                          $72,207,438
 Net unrealized appreciation of investments                     16,387,886
                                                                ----------
 Investments, at value                                          88,595,324
 Cash                                                               32,280
 Dividends and interest receivable                                 168,815
 Amounts due from General Account                                  831,907
                                                                ----------
                                              TOTAL ASSETS      89,628,326
                                                                ----------
LIABILITIES
 Payable for investment advisory services                              733
                                                                ----------
                                         TOTAL LIABILITIES             733
                                                                ----------
NET ASSETS--Accumulation Fund                                  $89,627,593
                                                                ==========
NUMBER OF ACCUMULATION UNITS OUTSTANDING--Notes 5 and 6          2,604,605
                                                                ==========
NET ASSET VALUE, PER ACCUMULATION UNIT--Note 5                      $34.41
                                                                ==========


                       See notes to financial statements.

                          TIAA SEPARATE ACCOUNT VA-1
                             STOCK INDEX ACCOUNT
                           STATEMENT OF OPERATIONS
                         Year Ended December 31, 1995


INVESTMENT INCOME
 Income:
  Dividends                                                   $ 1,436,608
  Interest                                                         46,587
                                                                ---------
                                              TOTAL INCOME      1,483,195
                                                                ---------
 Expenses--Note 3:
  Investment advisory                                             186,937
  Administrative                                                  122,454
  Mortality and expense risk charges                              153,073
                                                                ---------
                              TOTAL EXPENSES BEFORE WAIVER        462,464
  Fees paid indirectly                                             (3,245)
                                                                ---------
                                NET EXPENSES BEFORE WAIVER        459,219
  Investment advisory charges waived--Note 3                     (122,454)
                                                                ---------
                                              NET EXPENSES        336,765
                                                                ---------
                                    INVESTMENT INCOME--NET      1,146,430
                                                                ---------
REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS--Note 4
  Net realized gain on investments                                481,973
  Net change in unrealized appreciation on investments         16,241,820
                                                                ---------
           NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS     16,723,793
                                                                ---------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS    $17,870,223
                                                                =========



                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                             STOCK INDEX ACCOUNT
                     STATEMENTS OF CHANGES IN NET ASSETS

                                                           Year Ended         October 3, 1994
                                                          December 31,     (date established) to
                                                              1995           December 31, 1994
                                                         -------------    ----------------------

FROM OPERATIONS
 Investment income--net                                   $  1,146,430          $   177,834
 Net realized gain on investments                              481,973                1,811
 Net change in unrealized appreciation on investments       16,241,820              146,066
                                                            -----------      --------------------
                            NET INCREASE IN NET ASSETS
                             RESULTING FROM OPERATIONS      17,870,223              325,711
                                                            -----------      --------------------
FROM CONTRACTOWNER TRANSACTIONS
 TIAA seed money contributed (withdrawn)--Note 1           (33,252,105)          25,000,000
 Premiums                                                   61,534,705            2,654,030
 Contractowner transfers from fixed account                 14,563,961            1,616,615
 Withdrawals                                                  (683,251)
 Death benefits                                                 (2,296)
                                                            -----------      --------------------
                      INCREASE IN NET ASSETS RESULTING
                       FROM CONTRACTOWNER TRANSACTIONS      42,161,014           29,270,645
                                                            -----------      --------------------
                            NET INCREASE IN NET ASSETS      60,031,237           29,596,356
NET ASSETS
 Beginning of period                                        29,596,356               --
                                                            -----------      --------------------
 End of period                                            $ 89,627,593          $29,596,356
                                                            ===========      ====================


                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1--ORGANIZATION


TIAA Separate Account VA-1 ("VA-1") is a segregated investment account of Teachers Insurance and Annuity Association of America ("TIAA") and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("Commission") effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("Account"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market.


The Account was established on October 3, 1994 with a $25,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of the Account and such Units share in the pro rata investment experience of the Account and are subject to the same valuation procedures and expense deductions as all other Accumulation Units in the Account. On November 14, 1994, VA-1 began to offer Accumulation Units of the Account to participants other than TIAA. On October 2, 1995, TIAA began to withdraw its Accumulation Units from the Account at prevailing daily net asset values and these withdrawals are reflected in the accompanying financial statements. At December 31, 1995, TIAA retained 2,685 Accumulation Units, with a total value of $92,402.



Teachers Advisors, Inc. ("Advisors"), an indirect subsidiary of TIAA which is registered with the Commission as an investment adviser, provides investment advisory services for VA-1 pursuant to an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 pursuant to an Administrative Services Agreement with VA-1. The contracts are distributed primarily by Teachers Personal Investors Services, Inc. ("TPIS"), also an indirect subsidiary of TIAA, which is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.



NOTE 2--SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Account, which are in conformity with generally accepted accounting principles.

Valuation of Investments: Securities listed or traded on any United States national securities exchange are valued at the last sales price as of the close of the principal securities exchange on which such securities are traded or, if there is no sale, at the mean of the last bid and asked prices on such exchange. Securities traded only in the over-the-counter market and quoted in the NASDAQ National Market System are valued at the last sales price, or at the mean of the last bid and asked prices if no sale is reported. All other over-the-counter securities are valued at the mean of the last bid and asked prices. Short-term money market instruments are stated at market value. Portfolio securities for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of and in accordance with the responsibilities of the Management Committee of VA-1.

Accounting for Investments: Securities transactions are accounted for as of the date the securities are purchased or sold (trade date). Interest income is recorded as earned and, for short-term money market instruments, includes accrual of discount and amortization of premium. Dividend income is recorded on the ex-dividend date. Realized gains and losses on security transactions are accounted for on the average cost basis.


Federal Income Taxes: Based on provisions of the Internal Revenue Code, no federal taxes are attributable to the net investment experience of the Account.

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

NOTE 3--MANAGEMENT AGREEMENTS

Daily charges are deducted from the net assets of the Account for services required to manage investments, administer the separate account and the contracts, and to cover certain insurance risks borne by TIAA. The Investment Management Agreement sets the investment advisory charge at an annual rate of 0.30% of the net assets of the Account. Currently, Advisors has agreed to waive a portion of such fee, so that the daily deduction is equivalent to an annual charge of 0.10% of the net assets of the Account. The Administrative Services Agreement sets the administrative expense charge at an annual rate of 0.20% of the net assets of the Account. TIAA also imposes a daily charge equivalent to an annual rate of 0.25% of the net assets of the Account for bearing certain mortality and expense risks in connection with the contracts.


Advisors and TPIS generally pay directly for all third-party services provided for the benefit of the Account. "Soft-dollar" arrangements for brokerage and other services are generally not utilized by the Account. However, certain custodial fees are reduced based on the level of average cash balances on deposit with a custodian bank during the period. The amount by which custodial fees were reduced under these expense offset agreements is reflected in the accompanying Statement of Operations as "Fees paid indirectly".



NOTE 4--INVESTMENTS

At December 31, 1995, the net unrealized appreciation on investments was $16,387,886, consisting of gross unrealized appreciation of $17,765,654 and gross unrealized depreciation of $1,377,768.

Purchases  and  sales  of  securities,   other  than  short-term   money  market
instruments, for the year ended December 31, 1995, were $43,023,069 and $598,181, respectively.

NOTE 5--CONDENSED FINANCIAL INFORMATION

Selected condensed financial information for an Accumulation Unit of the Account is presented below.


                                                                Year Ended         October 3, 1994
                                                               December 31,     (date established) to
                                                                   1995           December 31, 1994
                                                               -------------   ----------------------
Per Accumulation Unit Data:
 Investment income                                                $  .745              $  .206
 Expense charges                                                     .170                 .034
                                                                 -----------      --------------------
 Investment income--net                                              .575                 .172
 Net realized and unrealized gain on investments                    8.565                 .099
                                                                 -----------      --------------------
 Net increase in Accumulation Unit Value                            9.140                 .271
Accumulation Unit Value:
 Beginning of period                                               25.271               25.000
                                                                 -----------      --------------------
 End of period                                                    $34.411              $25.271
                                                                 ===========      ====================
Ratios to Average Net Assets:
 Expenses                                                           0.55%                0.13%
 Investment income--net                                             1.87%                0.68%
Portfolio turnover rate                                             0.98%                0.04%
Thousands of Accumulation Units outstanding at end of
  period                                                            2,605                1,171

                           TIAA SEPARATE ACCOUNT VA-1
                               STOCK INDEX ACCOUNT
                   NOTES TO FINANCIAL STATEMENTS--(Concluded)

NOTE 6--ACCUMULATION UNITS

Changes in the number of Accumulation Units outstanding were as follows:

                                                         Year Ended         October 3, 1994
                                                        December 31,     (date established) to
                                                            1995           December 31, 1994
                                                        -------------    ---------------------
Accumulation Units:
 Credited for premiums                                    1,999,245            1,106,440
 Credited (cancelled) for transfers and
  disbursements                                            (565,817)              64,737
 Outstanding:
  Beginning of period                                     1,171,177                --
                                                          -----------      -------------------
  End of period                                           2,604,605            1,171,177
                                                          ===========      ===================

                           TIAA SEPARATE ACCOUNT VA-1
                  STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                                DECEMBER 31, 1995

                                     SUMMARY

                                      VALUE          %
                                    --------      -----
PREFERRED STOCK
CONGLOMERATES                    $       589      0.00%
FINANCIAL--MISCELLANEOUS                 294      0.00
                                    --------      -----
TOTAL PREFERRED STOCK
  (Cost $754)                            883      0.00
                                    --------      -----
COMMON STOCK
AEROSPACE                          1,192,523      1.33
AIR TRANSPORTATION                   466,805      0.52
AUTOMOTIVE & RELATED               2,297,946      2.56
BANKS                              6,579,588      7.34
BEVERAGES                          2,527,849      2.82
BROADCASTERS                       1,048,972      1.17
BUSINESS SERVICES                  1,220,797      1.36
CHEMICALS--MAJOR                   1,855,585      2.07
CHEMICALS--SPECIALTY               1,061,389      1.18
COMMUNICATION EQUIPMENT &
  SERVICES                         1,706,832      1.91
COMPUTER SERVICE                   2,721,643      3.04
CONGLOMERATES                      1,783,749      1.99
CONSTRUCTION--MATERIALS &
  BUILDERS                           648,136      0.72
CONTAINERS                            97,122      0.11
COSMETICS                            502,500      0.56
ELECTRICAL EQUIPMENT               2,771,871      3.09
ELECTRICAL EQUIPMENT--
  COMPONENTS DIVERSIFIED           2,697,489      3.01
ELECTRICAL
  EQUIPMENT--INSTRUMENTS             472,161      0.53
ENVIRONMENTAL CONTROL                375,274      0.42
FINANCIAL--MISCELLANEOUS           3,170,569      3.54
FOODS                              2,220,930      2.48
FOREST PRODUCTS                      511,549      0.57
HEALTHCARE--DRUGS                  4,793,837      5.35
HEALTHCARE--HOSPITAL SUPPLY        2,024,002      2.26
HEALTHCARE--OTHER                  1,217,397      1.36
HEALTHCARE--SERVICE                1,799,860      2.01
HOUSEHOLD--CONSUMER
  ELECTRONICS                         29,491      0.03
HOUSEHOLD--DURABLE GOODS             423,062      0.47
HOUSEHOLD--PRODUCTS              $ 1,416,235      1.58%
INSURANCE--BROKERS & OTHER           425,075      0.48
INSURANCE--LIFE                      541,862      0.61
INSURANCE--MULTI-LINE,
  PROPERTY & CASUALTY              2,796,924      3.12
LEISURE TIME                       1,200,366      1.34
MACHINERY                          1,405,459      1.57
METALS--ALUMINIUM                    207,649      0.23
METALS--GOLD                         189,683      0.21
METALS--NON-FERROUS                  299,611      0.33
METALS--STEEL                        286,650      0.32
OFFICE EQUIPMENT                   2,925,186      3.26
PAPER                              1,030,734      1.15
PETROLEUM--EXPLORATION &
  PRODUCTION                         719,723      0.80
PETROLEUM--INTEGRATED              4,457,290      4.97
PETROLEUM--SERVICE                   721,998      0.81
PHOTOGRAPHY                          406,400      0.45
PROPERTY--REAL ESTATE                258,000      0.29
PUBLISHING--NEWSPAPER                411,084      0.46
PUBLISHING--OTHER                    767,948      0.86
RAILROAD                             870,957      0.97
RESTAURANTS & HOTELS               1,131,654      1.26
RETAIL--FOOD                         655,652      0.73
RETAIL--GENERAL MERCHANDISE        3,229,926      3.60
TEXTILE & APPAREL                    421,299      0.47
TOBACCO                            1,635,817      1.83
TRUCKERS & SHIPPING                  186,037      0.21
UTILITIES--ELECTRIC                4,080,113      4.55
UTILITIES--GAS & PIPELINE          1,142,818      1.28
UTILITIES--TELEPHONE               6,553,239      7.31
                                    --------      -----
TOTAL COMMON STOCK
  (Cost $72,206,684)              88,594,317     98.85
                                    --------      -----
ROUNDING                                 124      0.00
                                    --------      -----
TOTAL PORTFOLIO
  (Cost $72,207,438)              88,595,324     98.85
OTHER ASSETS & LIABILITIES,
  NET                              1,032,269      1.15
                                    --------      -----
NET ASSETS                       $89,627,593    100.00%
                                    ========      =====


                       See notes to financial statements.

                           TIAA SEPARATE ACCOUNT VA-1
                  STATEMENT OF INVESTMENTS--STOCK INDEX ACCOUNT
                                DECEMBER 31, 1995

 SHARES                                              VALUE
-------                                          -----------
            PREFERRED STOCK--0.00%
            CONGLOMERATES--0.00%
    41      TELEDYNE, INC SERIES E               $      589
                                                  ----------
            FINANCIAL--
            MISCELLANEOUS--0.00%
    12      EVEREN CAPITAL CORP SERIES A                294
                                                  ----------
            TOTAL PREFERRED STOCK
            (Cost $754)                                  883
                                                  ----------
            COMMON STOCK--98.85%
            AEROSPACE--1.33%
 5,300      BOEING CO                               415,387
 1,500      EG & G, INC                              36,375
   800      GENERAL DYNAMICS CORP                    47,300
 1,900      GENERAL MOTORS CORP (CLASS H)            93,337
 2,678      LOCKHEED MARTIN CORP                    211,562
 1,600      MCDONNELL DOUGLAS CORP                  147,200
   600      NORTHROP GRUMMAN CORP                    38,400
 1,100      OEA, INC                                 32,862
 3,600      RAYTHEON CO                             170,100
                                                  ----------
                                                  1,192,523
                                                  ----------
            AIR TRANSPORTATION--0.52%
   950      AIR EXPRESS INTERNATIONAL CORP           21,850
 1,100     *AMR CORP                                 81,675
 2,250      COMAIR HOLDINGS, INC                     60,468
 1,000      DELTA AIRLINES, INC                      73,875
   900     *FEDERAL EXPRESS CORP                     66,487
 1,300     *NORTHWEST AIRLINES CORP
            (CLASS A)                                66,300
 2,600      SOUTHWEST AIRLINES CO                    60,450
   200     *UAL CORP NEW                             35,700
                                                  ----------
                                                    466,805
                                                  ----------
            AUTOMOTIVE & RELATED--2.56%
 1,200      ALLEN GROUP, INC                         26,850
   700      BANDAG, INC                              37,887
 1,000      BORG-WARNER AUTOMOTIVE, INC              32,000
 5,700      CHRYSLER CORP                           315,637
 1,600      COOPER TIRE & RUBBER CO                  39,400
   800      CUMMINS ENGINE CO, INC                   29,600
 1,600      DANA CORP                                46,800
 1,000      DANAHER CORP                             31,750
 1,200      EATON CORP                               64,350
 1,200     *ECHLIN, INC                              43,800
17,300      FORD MOTOR CO                           501,700

11,726      GENERAL MOTORS CORP                  $  620,012
 1,700      GENUINE PARTS CO                         69,700
 2,400      GOODYEAR TIRE & RUBBER CO               108,900
 1,300      HARLEY DAVIDSON, INC                     37,375
   700      HAYES WHEELS
            INTERNATIONAL, INC                       17,937
 1,900     *LEAR SEATING CORP                        55,100
   900      MODINE MANUFACTURING CO                  21,600
 2,000     *NAVISTAR INTERNATIONAL CORP              21,000
   700      PACCAR, INC                              29,487
 1,200      POLARIS INDUSTRIES, INC                  35,250
 2,500      SAFETY-KLEEN CORP                        39,062
   900      SNAP-ON, INC                             40,725
   500      STANDARD PRODUCTS CO                      8,812
   300      TRANSPRO, INC                             3,187
   900      WABASH NATIONAL CORP                     20,025
                                                  ----------
                                                  2,297,946
                                                  ----------
            BANKS--7.34%
 1,800      AMSOUTH BANCORP                          72,675
 5,600      BANC ONE CORP                           211,400
 1,200      BANCORP HAWAII, INC                      43,050
 2,053      BANK OF BOSTON CORP                      94,951
 3,000      BANK OF NEW YORK CO, INC                146,250
 1,400      BANK SOUTH CORP                          42,525
 5,700      BANKAMERICA CORP                        369,075
 1,200      BANKERS TRUST NEW YORK CORP              79,800
 1,300      BARNETT BANKS, INC                       76,700
   500      BAYBANKS, INC                            49,125
 1,800      BOATMENS BANCSHARES, INC                 73,575
 1,100      CAPITAL ONE FINANCIAL CORP               26,262
 1,000      CCB FINANCIAL CORP                       55,500
 3,800      CHARTER ONE FINANCIAL, INC              116,375
 2,758      CHASE MANHATTAN CORP                    167,203
 3,800      CHEMICAL BANKING CORP                   223,250
 6,246      CITICORP                                420,043
   105     *CNB BANCSHARES INC                        2,992
 1,800      COMERICA, INC                            72,225
 2,100      CORESTATES FINANCIAL CORP                79,537
   802      CRESTAR FINANCIAL CORP                   47,418
 1,200      DEPOSIT GUARANTY CORP                    53,400
   600      FIFTH THIRD BANCORP                      43,950
 1,212      FIRST AMERICAN BANK CORP                 53,782
 2,020      FIRST BANK SYSTEM, INC                  100,242
 4,453      FIRST CHICAGO NBD CORP                  175,893


                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            BANKS--(continued)
   807      FIRST COMMERCE CORP                  $   25,824
 1,819      FIRST COMML CORP                         60,027
 1,333      FIRST FIDELITY BANCORP NEW              100,474
   500      FIRST FINANCIAL BANCORP                  17,625
 1,200      FIRST INTERSTATE BANCORP                163,800
 1,000      FIRST MICHIGAN BANK CORP                 27,750
 1,200      FIRST SECURITY CORP                      46,200
   500      FIRST TENNESSEE NATIONAL CORP            30,250
 2,500      FIRST UNION CORP                        139,062
 1,000      FIRSTAR CORP NEW                         39,625
   800      FIRSTIER FINANCIAL, INC                  35,200
 1,600      FIRSTMERIT CORP                          48,000
 4,006      FLEET FINANCIAL GROUP, INC NEW          163,244
 1,947      HUNTINGTON BANCSHARES, INC               46,728
 2,900      KEYCORP NEW                             105,125
 1,900      MAGNA GROUP, INC                         45,125
 2,200      MARSHALL & ILSLEY CORP                   57,200
 1,850      MELLON BANK CORP                         99,437
 1,000      MERCANTILE BANCORP, INC                  46,000
 2,000      MERCANTILE BANKSHARES CORP               55,750
 1,114      MERIDIANBANCORP, INC                     51,801
 1,000      MIDLANTIC CORP                           65,625
 2,600      MORGAN (J.P.) & CO, INC                 208,650
 2,067      NATIONAL CITY CORP                       68,469
 1,100      NATIONAL COMMERCE BANCORP                28,875
 4,124      NATIONSBANK CORP                        287,133
 1,000      NORTHERN TRUST CORP                      56,000
 4,500      NORWEST CORP                            148,500
 1,155      OLD KENT FINANCIAL CORP                  47,499
 1,900      OLD NATIONAL BANCORP                     66,025
   300      ONE VALLEY BANCORP OF WEST
            VIRGINIA                                  9,375
 3,400      PNC BANK CORP                           109,650
 1,700      PREMIER BANCORP, INC                     39,737
   600      REGIONS FINANCIAL CORP                   25,800
   500      REPUBLIC NEW YORK CORP                   31,062
 1,116      SIGNET BANKING CORP                      26,505
 1,850      SOUTHERN NATIONAL CORP                   48,562
 1,800      SOUTHTRUST CORP                          46,125
 2,200      ST. PAUL BANCORP, INC                    56,100
   600      STAR BANC CORP                           35,700
 1,300      STATE STREET BOSTON CORP                 58,500
 2,420      SUMMIT BANCORP                           76,230
 1,500      SUNTRUST BANKS, INC                     102,750
 1,200      SYNOVUS FINANCIAL CORP                   34,200
 2,529      U.S. BANCORP                             85,037
 1,100      UJB FINANCIAL CORP                       39,325
 1,600      UNION PLANTERS CORP                      51,000
 1,600      VALLEY NATIONAL BANCORP                  40,000
 2,500      WACHOVIA CORP NEW                       114,375
 2,700      WASHINGTON FEDERAL, INC                  69,187
   510      WELLS FARGO & CO                        110,160
   900      WILMINGTON TRUST CORP                    27,787
   800      ZIONS BANCORP                            64,200
                                                  ----------
                                                  6,579,588
                                                  ----------
            BEVERAGES--2.82%
 3,400      ANHEUSER BUSCH COS, INC                 227,375
   900      BROWN FORMAN, INC (CLASS B)              32,850
20,200      COCA COLA CO                          1,499,850
 2,100      COCA COLA ENTERPRISES, INC               56,175
 1,100      COORS ADOLPH CO (CLASS B)                24,337
12,300      PEPSICO, INC                            687,262
                                                  ----------
                                                  2,527,849
                                                  ----------
            BROADCASTERS--1.17%
   500     *BHC COMMUNICATIONS, INC (CLASS
            A)                                       47,250
 1,600      CAPITAL CITIES/ABC, INC                 197,400
   600     *CLEAR CHANNEL COMMUNICATIONS,
            INC                                      26,475
 4,300      COMCAST CORP (CLASS A) SPL               78,206
 1,260      GAYLORD ENTERTAINMENT CO                 34,965
   800     *HERITAGE MEDIA CORP
            (CLASS A) NEW                            20,500
 1,000     *INFINITY BROADCASTING CORP
            (CLASS A)                                37,250
   500     *KING WORLD PRODUCTIONS, INC              19,437
 2,275     *LIBERTY MEDIA GROUP CLASS A              61,140
   500     *LIN TELEVISION CORP                      14,875
10,400     *TELE-COMMUNICATIONS, INC (CLASS
            A) NEW                                  206,700
 2,200      TURNER BROADCASTING SYSTEMS, INC
            (CLASS B)                                57,200
   400      UNITED TELEVISION, INC                   36,100
 4,300     *VIACOM, INC (CLASS A)                   197,262
   300     *VIACOM, INC (CLASS B)                    14,212
                                                  ----------
                                                  1,048,972
                                                  ----------
            BUSINESS SERVICES--1.36%
 1,200     *AMERICA ONLINE, INC                      45,000
   900      AUTODESK, INC                            30,825
 1,800      BLOCK (H&R), INC                         72,900
   700     *CATALINA MARKETING CORP                  43,925
   800      CINTAS CORP                              35,600
   500     *CORPORATE EXPRESS, INC                   15,062
 1,300      DELUXE CORP                              37,700

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            BUSINESS SERVICES--(continued)
  900       DIEBOLD, INC                         $   49,837
1,200      *FRANKLIN QUEST CO                        23,400
1,800       HARLAND (JOHN H.) CO                     37,575
1,200       IDEON GROUP, INC                         12,150
1,500       INTERPUBLIC GROUP OF COS, INC            65,062
1,200       KELLY SERVICES, INC (CLASS A)            33,300
1,600       MANPOWER, INC                            45,000
  600      *MICRO WAREHOUSE, INC                     25,950
1,500       NATIONAL SERVICE
            INDUSTRIES, INC                          48,562
2,400      *OFFICE DEPOT, INC                        47,400
  900       OLSTEN CORP                              35,550
1,000       OMNICOM GROUP, INC                       37,250
1,200       PAYCHEX, INC                             59,850
1,100       PHH CORP                                 51,425
1,000      *ROBERT HALF
            INTERNATIONAL, INC                       41,875
1,300       SENSORMATIC ELECTRONICS CORP             22,587
1,700       SERVICE CORP INTERNATIONAL               74,800
  900      *STRATACOM, INC                           66,150
1,600      *SUNGARD DATA SYSTEMS, INC                45,600
1,900       TRUE NORTH
            COMMUNICATIONS, INC                      35,150
1,600      *U.S. CELLULAR CORP                       54,000
  500       WALLACE COMPUTER
            SERVICES, INC                            27,312
                                                  ----------
                                                  1,220,797
                                                  ----------
            CHEMICALS--MAJOR--2.07%
1,800       AIR PRODUCTS & CHEMICALS, INC            94,950
4,100       DOW CHEMICAL CO                         288,537
8,900       DU PONT (E.I.) DE NEMOURS & CO          621,887
1,500       EASTMAN CHEMICAL CO                      93,937
  800       GOODRICH (B.F.) CO                       54,500
1,900       HERCULES, INC                           107,112
1,600       MONSANTO CO                             196,000
  500       OLIN CORP                                37,125
3,300       PPG INDUSTRIES, INC                     150,975
2,500       PRAXAIR, INC                             84,062
  800       ROHM & HAAS CO                           51,500
2,000       UNION CARBIDE CORP                       75,000
                                                  ----------
                                                  1,855,585
                                                  ----------
            CHEMICALS--SPECIALTY--1.18%
1,200      *AIRGAS, INC                              39,900
1,500       ALBEMARLE CORP                           29,062
  700       BETZ LABORATORIES, INC                   28,700
1,500       COMMERCIAL METALS CO                     37,125
1,300       CROMPTON & KNOWLES CORP                  17,225
  700      *CYTEC INDUSTRIES, INC                    43,662
1,200       ECOLAB, INC                              36,000
1,350       ENGELHARD CORP                           29,362
  800       FOSTER WHEELER CORP                      34,000
1,200       GEON CO                                  29,250
  700       GEORGIA GULF CORP                        21,525
1,000       GREAT LAKES CHEMICAL CORP                72,000
1,434       ICN PHARMACEUTICALS, INC NEW             27,604
1,200       IMC GLOBAL, INC                          49,050
  500       LOCTITE CORP                             23,750
1,200       LUBRIZOL CORP                            33,450
  800       LYONDELL PETROCHEMICAL CO                18,300
1,000       MILLIPORE CORP                           41,125
2,300       MORTON INTERNATIONAL, INC                82,512
1,200       NALCO CHEMICAL CORP                      36,150
  800       RAYCHEM CORP                             45,500
2,125       RPM, INC                                 35,062
  700       SCHULMAN A, INC                          15,750
1,400      *SEALED AIR CORP                          39,375
1,100       SIGMA ALDRICH CORP                       54,450
1,600      *STERLING CHEMICALS, INC                  13,000
  800       THIOKOL CORP                             27,100
  800       VIGORO CORP                              49,400
1,000       WELLMAN, INC                             22,750
1,000       WITCO CORP                               29,250
                                                  ----------
                                                  1,061,389
                                                  ----------
            COMMUNICATION EQUIPMENT &
             SERVICES--1.91%
3,342      *3COM CORP                               155,820
8,500      *AIRTOUCH COMMUNICATIONS, INC            240,125
  800      *ANDREW CORP                              30,600
  500      *ANTEC CORP                                9,000
1,200      *ASCEND COMMUNICATIONS INC                97,350
1,800      *BRINKER INTERNATIONAL, INC               27,225
  900      *CABLETRON SYSTEMS, INC                   72,900
  900      *CASCADE COMMUNICATIONS CORP              76,725
1,100       CENTURY TELEPHONE ENTERPRISES,
            INC                                      34,925
4,600      *CISCO SYSTEMS, INC                      343,275
1,200       COMSAT CORP SERIES 1                     22,350
3,600       CORNING, INC                            115,200
2,000      *DSC COMMUNICATIONS CORP                  73,750
  600      *GENERAL DATACOMM
            INDUSTRIES, INC                          10,275
  700       HARRIS CORP                              38,237
2,400      *LCI INTERNATIONAL, INC                   49,200
  600      *MFS COMMUNICATIONS CO, INC               31,950

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            COMMUNICATIONS EQUIPMENT &
            SERVICES--(continued)
2,000      *NEW WORLD COMMUNICATIONS GROUP,
            INC                                  $   35,000
5,400      *NOVELL, INC                              76,950
1,000      *PAGING NETWORK, INC                      24,375
  800      *QUALCOMM, INC                            34,400
1,600       SCIENTIFIC-ATLANTA, INC                  24,000
1,600      *TECH DATA CORP                           24,000
1,600      *TELLABS, INC                             59,200
                                                  ----------
                                                  1,706,832
                                                  ----------
            COMPUTER SERVICE--3.04%
  100      *ACXIOM CORP                               2,737
1,200      *ADAPTEC, INC                             49,200
1,200      *ADC TELECOMMUNICATIONS, INC              43,800
1,200       ADOBE SYSTEMS, INC                       74,400
1,300      *AMERICAN MANAGEMENT SYSTEMS, INC         39,000
2,100       AUTOMATIC DATA
            PROCESSING, INC                         155,925
3,202      *BAY NETWORKS, INC                       131,682
1,200      *BISYS GROUP, INC                         36,900
1,000      *BMC SOFTWARE, INC                        42,750
1,350      *CADENCE DESIGN SYSTEMS, INC              56,700
1,000      *CERIDIAN CORP                            41,250
3,300       COMPUTER ASSOCIATES
            INTERNATIONAL, INC                      187,687
1,000      *COMPUTER SCIENCES CORP                   70,250
1,000      *ELECTRONIC ARTS                          26,125
3,200      *EMC CORP                                 49,200
3,403       FIRST DATA CORP                         227,575
1,100      *FISERV, INC                              33,000
4,700       GENERAL MOTORS CORP (CLASS E)           244,400
  700       HBO & CO                                 53,637
1,900      *INTERGRAPH CORP                          29,925
  800      *INTUIT, INC                              62,400
  950      *MICROCHIP TECHNOLOGY, INC                34,675
5,600      *MICROSOFT CORP                          491,400
1,200       NATIONAL DATA CORP                       29,700
5,600      *ORACLE CORP                             237,300
1,100      *PARAMETRIC TECHNOLOGY CORP               73,150
1,100      *READ-RITE CORP                           25,575
1,000       REYNOLDS & REYNOLDS CO (CLASS A)         38,875
1,000      *STERLING SOFTWARE, INC                   62,375
1,300      *SYBASE, INC                              46,800
1,000      *SYMANTEC CORP                            23,250
                                                  ----------
                                                  2,721,643
                                                  ----------
            CONGLOMERATES--1.99%
2,000       ALCO STANDARD CORP                   $   91,250
1,800       ALEXANDER & BALDWIN, INC                 41,400
4,600       ALLIED SIGNAL, INC                      218,500
  900       AMERICAN FINANCIAL GROUP, INC            27,562
1,100      *CONCORD EFS, INC                         46,475
1,600       ITT INDUSTRIES, INC                      38,400
  700       JOHNSON CONTROLS, INC                    48,125
1,500       KEYSTONE FINANCIAL, INC                  45,000
  500      *LITTON INDUSTRIES, INC                   22,250
1,200       LOEWS CORP                               94,050
1,245       MARK IV INDUSTRIES, INC                  24,588
6,300       MINNESOTA MINING & MANUFACTURING
            CO                                      417,375
2,500       ROCKWELL INTERNATIONAL CORP             132,187
  900       STANDEX INTERNATIONAL CORP               29,475
1,100       TELEDYNE, INC                            28,187
1,000       TEXTRON, INC                             67,500
1,100       TRW, INC                                 85,250
2,600       TYCO INTERNATIONAL LTD                   92,625
1,800       UNITED TECHNOLOGIES CORP                170,775
2,700       WHITMAN CORP                             62,775
                                                  ----------
                                                  1,783,749
                                                  ----------
            CONSTRUCTION--MATERIALS &
             BUILDERS--0.72%
  700       ARMSTRONG WORLD
            INDUSTRIES, INC                          43,400
  266      *CASTLE & COOKE, INC                       4,455
  900       CENTEX CORP                              31,275
2,625       CLAYTON HOMES, INC                       56,109
1,400       FASTENAL CO                              59,150
1,000       FLEETWOOD ENTERPRISES, INC               25,750
2,700       KAUFMAN & BROAD HOME CORP                40,162
1,624       LAFARGE CORP                             30,450
2,900       MASCO CORP                               90,987
  900       OAKWOOD HOMES CORP                       34,537
1,200      *OWENS CORNING
            FIBERGLAS CORP NEW                       53,850
  400       PLY-GEM INDUSTRIES, INC                   6,500
1,100       PULTE CORP                               36,987
1,200       SHERWIN-WILLIAMS CO                      48,900
1,100      *SIMON PROPERTY GROUP, INC                26,812
1,000      *USG CORP                                 30,000
  500       VULCAN MATERIALS CO                      28,812
                                                  ----------
                                                    648,136
                                                  ----------
            CONTAINERS--0.11%
  609       BALL CORP                                16,747
1,300      *CROWN CORK & SEAL CO, INC                54,275

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            CONTAINERS--(continued)
1,800      *OWENS ILLINOIS, INC                  $   26,100
                                                  ----------
                                                     97,122
                                                  ----------
            COSMETICS--0.56%
 1,200      AVON PRODUCTS, INC                       90,450
 6,800      GILLETTE CO                             354,450
 1,200      INTERNATIONAL FLAVORS &
            FRAGRANCES, INC                          57,600
                                                  ----------
                                                    502,500
                                                  ----------
            ELECTRICAL EQUIPMENT--3.09%
 1,900     *AMERICAN POWER
            CONVERSION CORP                          18,050
 1,500      BALDOR ELECTRIC CO                       30,187
 1,300      BELDEN, INC                              33,475
 1,900      DURACELL INTERNATIONAL, INC              98,325
 3,400      EMERSON ELECTRIC CO                     277,950
   800      EXIDE CORP                               36,700
26,500      GENERAL ELECTRIC CO                   1,908,000
   700      GRAINGER (W.W.), INC                     46,375
 2,100      HONEYWELL, INC                          102,112
 1,130      HUBBELL, INC (CLASS B)                   74,297
 1,200     *MAGNETEK, INC                             9,750
   600      THOMAS & BETTS CORP                      44,250
 5,600      WESTINGHOUSE ELECTRIC CORP               92,400
                                                  ----------
                                                  2,771,871
                                                  ----------
            ELECTRICAL EQUIPMENT--
             COMPONENTS  DIVERSIFIED--3.01%
 1,700     *ADVANCED MICRO DEVICES, INC              28,050
   900     *ALTERA CORP                              44,775
 3,400      AMP, INC                                130,475
 1,100     *AMPHENOL CORP (CLASS A)                  26,675
 1,350     *ANALOG DEVICES, INC                      47,756
   900     *ARROW ELECTRONICS, INC                   38,812
 1,500     *ATMEL CORP                               33,562
   800      AVNET, INC                               35,800
 1,200     *CIRRUS LOGIC, INC                        23,700
 2,200     *CYPRESS SEMICONDUCTOR CORP               28,050
 1,200      DALLAS SEMICONDUCTOR CORP                24,900
   900      FISHER SCIENTIFIC INTERNATIONAL,
            INC                                      30,037
 2,300     *GENERAL INSTRUMENT CORP NEW              53,762
    20     *HARRIS COMPUTER SYSTEMS CORP                270
 1,400     *INTEGRATED DEVICE TECHNOLOGY,
            INC                                      18,025
13,500      INTEL CORP                              766,125
 1,600     *INTERNATIONAL RECTIFIER CORP             40,000
 1,200     *KEMET CORP                               28,650
   700     *LAM RESEARCH CORP                        32,025
 1,400      LINEAR TECHNOLOGY CO                     54,950
 2,200     *LSI LOGIC CORP                           72,050
 1,400     *MAXIM INTEGRATED PRODUCTS                53,900
 2,800      MICRON TECHNOLOGY, INC                  110,950
 1,656      MOLEX, INC                               52,578
 9,400      MOTOROLA, INC                           535,800
 2,100     *NATIONAL SEMICONDUCTOR CORP              46,725
 3,100      TEXAS INSTRUMENTS, INC                  160,425
   600     *U.S. ROBOTICS CORP                       52,650
 1,100     *VISHAY INTERTECHNOLOGY, INC              34,650
   900     *VLSI TECHNOLOGY, INC                     16,312
 1,500     *XILINX, INC                              45,750
   800     *ZILOG, INC                               29,300
                                                  ----------
                                                  2,697,489
                                                  ----------
            ELECTRICAL EQUIPMENT--
             INSTRUMENTS--0.53%
 3,000     *APPLIED MATERIALS, INC                  118,125
   700     *INPUT/OUTPUT, INC                        40,425
 1,000     *KLA INSTRUMENT CORP                      26,062
 3,000      LORAL CORP                              106,125
   800      PERKIN-ELMER CORP                        30,200
   800     *SILICON VALLEY GROUP, INC                20,200
   700      TEKTRONIX, INC                           34,387
   600     *TENCOR INSTRUMENTS                       14,625
 1,400     *TERADYNE, INC                            35,000
   600      VARIAN ASSOCIATES, INC                   28,650
 1,300      X RITE, INC                              18,362
                                                  ----------
                                                    472,161
                                                  ----------
            ENVIRONMENTAL CONTROL--0.42%
 3,300      BROWNING FERRIS
            INDUSTRIES, INC                          97,350
 1,100     *SANIFILL, INC                            36,712
 1,700     *U.S.A. WASTE SERVICES, INC               32,087
 7,000      WMX TECHNOLOGIES, INC                   209,125
                                                  ----------
                                                    375,274
                                                  ----------
            FINANCIAL--
             MISCELLANEOUS--3.54%
 1,100      ADVANTA CORP (CLASS A)                   42,075
 3,100      AHMANSON (H.F.) & CO                     82,150
 1,200      AMBAC, INC                               56,250
 7,700      AMERICAN EXPRESS CO                     318,587
 3,200      AMERICAN GENERAL CORP                   111,600
 1,575      BEAR STEARNS COS, INC                    31,303
   800      BENEFICIAL CORP                          37,300

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            FINANCIAL--
             MISCELLANEOUS--(continued)
2,214       COUNTRYWIDE CREDIT INDUSTRIES,
            INC                                  $   48,154
2,200       DEAN WITTER DISCOVER & CO               103,400
  800       DUKE REALTY INVESTMENTS, INC             25,100
1,000       EDWARDS (A.G.), INC                      23,875
2,800       FEDERAL HOME LOAN
            MORTGAGE CORP                           233,800
4,100       FEDERAL NATIONAL
            MORTGAGE ASSOCIATION                    508,912
1,600       FINANCIAL SECURITY
            ASSURANCE HOLDINGS LTD                   39,800
  900       FINOVA GROUP, INC                        43,425
2,200       FIRST FINANCIAL CORP (WISCONSIN)         50,600
1,000       FIRST USA, INC                           44,375
2,000       FRANCHISE FINANCE CORP OF
            AMERICA                                  45,250
1,000       FRANKLIN RESOURCES, INC                  50,375
1,700       FULTON FINANCIAL CORP                    35,275
1,100       GOLDEN WEST FINANCIAL CORP               60,775
2,785       GREAT WESTERN FINANCIAL CORP             71,017
2,600       GREEN TREE FINANCIAL CORP                68,575
1,400       HEALTH AND RETIREMENT PROPERTY
            TRUST                                    22,750
1,700       HOUSEHOLD INTERNATIONAL, INC            100,512
2,000       LEHMAN BROTHERS HOLDINGS, INC            42,500
2,100       MBNA CORP                                77,437
1,200      *MEDAPHIS CORP                            44,400
1,300       MEDITRUST CORP                           45,337
2,550       MERCURY FINANCE CO                       33,787
2,800       MERRILL LYNCH & CO, INC                 142,800
  800       MORGAN STANLEY GROUP, INC                64,500
  700       NEW PLAN REALTY TRUST                    15,312
1,800       PAINE WEBBER GROUP INC                   36,000
1,500       PIONEER GROUP, INC                       40,875
  500       PMI GROUP, INC                           22,625
  600       PRICE (T. ROWE) ASSOCIATES, INC          29,550
1,700       SALOMON, INC                             60,350
2,100       SCHWAB (CHARLES) CORP                    42,262
  100       SECURITY CAPITAL PACIFIC TRUST            1,975
1,300       STORAGE USA, INC                         42,412
1,200       STUDENT LOAN
            MARKETING ASSOCIATION                    79,050
1,800       TCF FINANCIAL CORP                       59,625
  900       UNITED ASSET
            MANAGEMENT CORP                          34,537
                                                  ----------
                                                  3,170,569
                                                  ----------
            FOODS--2.48%
8,917      *ARCHER DANIELS MIDLAND CO            $  160,506
2,200       CAMPBELL SOUP CO                        132,000
  900       CARDINAL HEALTH, INC                     49,275
3,900       CONAGRA, INC                            160,875
2,200       CPC INTERNATIONAL, INC                  150,975
1,000       DEAN FOODS CO                            27,500
  800       DOLE FOOD, INC                           28,000
  800       DREYERS GRAND ICE CREAM, INC             26,600
1,800       FLOWERS INDUSTRIES, INC                  21,825
2,600       GENERAL MILLS, INC                      150,150
2,000      *GENERAL NUTRITION COS, INC               46,000
5,400       HEINZ (H.J.) CO                         178,875
  900       HERSHEY FOODS CORP                       58,500
  900       IBP, INC                                 45,450
1,900       KELLOGG CO                              146,775
2,000       MCCORMICK & CO, INC                      48,250
1,400       NABISCO HOLDINGS CORP
            (CLASS A)                                45,675
1,300       PIONEER-HI-BRED
            INTERNATIONAL, INC                       72,312
2,300       QUAKER OATS CO                           79,350
1,500      *RALCORP HOLDINGS, INC                    36,375
1,500       RALSTON PURINA GROUP                     93,562
1,400       RICHFOOD HOLDINGS, INC                   37,450
7,800       SARA LEE CORP                           248,625
  700      *SMITHFIELD FOODS, INC                    22,225
  900       SMITH'S FOOD & DRUG
            CENTERS, INC (CLASS B)                   22,725
1,400       TYSON FOODS, INC                         36,575
1,800       WRIGLEY (WM) JR CO                       94,500
                                                  ----------
                                                  2,220,930
                                                  ----------
            FOREST PRODUCTS--0.57%
1,100       BOISE CASCADE CORP                       38,087
1,400       CHAMPION INTERNATIONAL CORP              58,800
1,500       GEORGIA-PACIFIC CORP                    102,937
2,200       LOUISIANA PACIFIC CORP                   53,350
  700       POTLATCH CORP                            28,000
1,200       RAYONIER, INC                            40,050
3,100       WEYERHAEUSER CO                         134,075
1,000       WILLAMETTE INDUSTRIES, INC               56,250
                                                  ----------
                                                    511,549
                                                  ----------
            HEALTHCARE--DRUGS--5.35%
1,900      *ALZA CORP                                47,025
4,900       AMERICAN HOME PRODUCTS CORP             475,300
4,500      *AMGEN, INC                              267,187
1,700       ARBOR DRUGS, INC                         35,700
  600      *BIOGEN, INC                              36,900

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            HEALTHCARE--DRUGS--(continued)
 7,700      BRISTOL MYERS SQUIBB CO              $  661,237
   385     *CHIRON CORP                              42,542
 1,000     *FOREST LABORATORIES, INC                 45,250
   800     *GENZYME CORP                             49,900
    40     *GENZYME CORP
            (TISSUE REPAIR DIVISION)                    635
 1,900      IVAX CORP                                54,150
 5,046      LILLY (ELI) & CO                        283,837
   700      MCKESSON CORP NEW                        35,437
19,400      MERCK & CO, INC                       1,275,550
 2,600      MYLAN LABORATORIES, INC                  61,100
10,100      PFIZER, INC                             636,300
 3,480     *PHARMACIA & UPJOHN, INC                 134,850
   700      RHONE-POULENC RORER, INC                 37,275
   700     *ROBERTS PHARMACEUTICAL CORP              12,425
   700     *SCHERER (R.P.) CORP                      34,387
 6,000      SCHERING-PLOUGH CORP                    328,500
 2,000      WARNER-LAMBERT CO                       194,250
   900     *WATSON PHARMACEUTICALS, INC              44,100
                                                  ----------
                                                  4,793,837
                                                  ----------
            HEALTHCARE--HOSPITAL
             SUPPLY--2.26%
12,200      ABBOTT LABORATORIES                     509,350
 1,000      BARD (C.R.), INC                         32,250
 4,300      BAXTER INTERNATIONAL, INC               180,062
   900      BECTON DICKINSON & CO                    67,500
 1,600     *C-CUBE MICROSYSTEMS, INC                100,000
 4,456      GUIDANT CORP                            188,266
10,200      JOHNSON & JOHNSON                       873,375
 2,300      OWENS & MINOR, INC NEW                   29,325
 1,100     *PYXIS CORP                               16,087
 1,300      U.S. SURGICAL CORP                       27,787
                                                  ----------
                                                  2,024,002
                                                  ----------
            HEALTHCARE--OTHER--1.36%
 2,000      ALLERGAN, INC                            65,000
 1,800     *AMERICAN MEDICAL
            RESPONSE, INC                            58,500
   900      BAUSCH & LOMB, INC                       35,662
 2,400     *BIOMET, INC                              42,900
 1,600     *BOSTON SCIENTIFIC CORP                   78,400
 1,500      CAREMARK INTERNATIONAL, INC              27,187
   400     *CORDIS CORP                              40,200
 1,000     *GENESIS HEALTH VENTURES, INC             36,500
 1,600     *IDEXX LABORATORIES, INC                  75,200
 2,400     *INFORMIX CORP                            72,000
 3,800      MEDTRONIC, INC                          212,325
   800     *NELLCOR PURITAN BENNETT, INC             46,400
   700     *OXFORD HEALTH PLANS, INC                 51,712
 2,100      PALL CORP                                56,437
   600     *QUANTUM HEALTH
            RESOURCES, INC                            5,887
 1,200     *ST. JUDE MEDICAL, INC                    51,600
 1,300      STEWART ENTERPRISES, INC
            (CLASS A)                                48,100
   900      STRYKER CORP                             47,250
 1,050     *SUMMIT TECHNOLOGY, INC                   35,437
   900     *SUNRISE MEDICAL, INC                     16,650
 2,200     *SYBRON INTERNATIONAL CORP                52,250
   800     *THERMO CARDIOSYSTEMS, INC                61,800
                                                  ----------
                                                  1,217,397
                                                  ----------
            HEALTHCARE--SERVICE--2.01%
   800     *APRIA HEALTHCARE GROUP, INC              22,600
 2,200     *BEVERLY ENTERPRISES                      23,375
 1,200     *CERNER CORP                              24,600
 7,092      COLUMBIA/HCA
            HEALTHCARE CORP                         359,919
   800     *COMMUNITY HEALTH
            SYSTEMS, INC                             28,500
 1,100     *FHP INTERNATIONAL CORP                   31,350
   800     *FOUNDATION HEALTH CORP                   34,400
   800     *HEALTH CARE &
            RETIREMENT CORP                          28,000
 1,000      HEALTH CARE PROPERTY INVESTORS,
            INC                                      35,125
 1,500     *HEALTH MANAGEMENT ASSOCIATES,
            INC (CLASS A) NEW                        39,187
 1,300     *HEALTH SYSTEMS
            INTERNATIONAL, INC                       41,762
   700     *HEALTHCARE COMPARE CO                    30,450
 1,400     *HEALTHSOURCE, INC                        50,400
 1,500     *HEALTHSOUTH CORP                         43,687
 1,100     *HORIZON/CMS HEALTHCARE CORP              27,775
 3,000     *HUMANA, INC                              82,125
 1,000      INTEGRATED HEALTH
            SERVICES, INC                            25,000
 1,200      INVACARE CORP                            30,300
 1,852     *LABORATORY CORP OF AMERICA
            HOLDINGS                                 17,362
   260     *LABORATORY CORP OF AMERICA
            HOLDINGS WTS 4/28/00                        178
   900     *LINCARE HOLDINGS, INC                    22,500
   800      MANOR CARE, INC                          28,000
 1,200     *MID ATLANTIC MEDICAL
            SERVICES, INC                            29,100

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            HEALTHCARE--SERVICE--(continued)
 2,800      OMEGA HEALTHCARE
            INVESTORS, INC                       $   74,550
   600     *ORNDA HEALTHCORP                         13,950
   400     *PACIFICARE HEALTH SYSTEMS, INC
            (CLASS A)                                34,800
   500     *PACIFICARE HEALTH SYSTEMS, INC
            (CLASS B)                                43,500
 1,200     *PHYCOR, INC                              60,675
   800     *PHYSICIAN CORP OF AMERICA                13,600
 3,120     *TENET HEALTHCARE CORP                    64,740
    25     *TRANSPORT HOLDINGS, INC
            (CLASS A)                                 1,018
 2,700      U.S. HEALTHCARE, INC                    125,550
 2,700      UNITED HEALTHCARE CORP                  176,850
 1,100     *VALUE HEALTH, INC                        30,250
   841     *VENCOR, INC                              27,332
 1,800     *VIVRA, INC                               45,225
 1,000     *WELLPOINT HEALTH
            NETWORKS, INC (CLASS A)                  32,125
                                                  ----------
                                                  1,799,860
                                                  ----------
            HOUSEHOLD--CONSUMER
             ELECTRONICS--0.03%
   735      HARMAN INTERNATIONAL INDUSTRIES,
            INC                                      29,491
                                                  ----------
            HOUSEHOLD--DURABLE  GOODS--0.47%
   800      BASSETT FURNITURE
            INDUSTRIES, INC                          18,600
 1,500      BLACK & DECKER CORP                      52,875
 1,600     *BOYD GAMING CORP                         18,600
 1,600      LEGGETT & PLATT, INC                     38,800
 2,200      MAYTAG CO                                44,550
 3,100      NEWELL COS, INC                          80,212
 2,500      SHAW INDUSTRIES, INC                     36,875
   800      STANLEY WORKS                            41,200
 1,800      SUNBEAM CORP                             27,450
 1,200      WHIRLPOOL CORP                           63,900
                                                  ----------
                                                    423,062
                                                  ----------
            HOUSEHOLD--PRODUCTS--1.58%
 1,200      APTARGROUP, INC                          44,850
   700      CLOROX CO                                50,137
 2,100      COLGATE PALMOLIVE CO                    147,525
 1,400      DIAL CORP                                41,475
   700      FIRST BRANDS CORP                        33,337
 1,900     *PERRIGO CO                               22,562
 1,100      PREMARK INTERNATIONAL, INC               55,687
10,700      PROCTER & GAMBLE CO                     888,100

 2,900      RUBBERMAID, INC                      $   73,950
 1,300     *SCOTTS CO (CLASS A)                      25,187
   700      TAMBRANDS, INC                           33,425
                                                  ----------
                                                  1,416,235
                                                  ----------
            INSURANCE--BROKERS &
             OTHER--0.48%
 1,300      ALEXANDER & ALEXANDER SERVICES,
            INC                                      24,700
 3,200      EQUIFAX, INC                             68,400
   800      GALLAGHER (ARTHUR J.) & CO               29,800
 1,600     *ITT HARTFORD GROUP, INC                  77,400
 1,000      JOHN ALDEN FINANCIAL CORP                20,875
 1,200      MARSH & MCLENNAN COS, INC               106,500
   800      MBIA, INC                                60,000
 1,700     *QUORUM HEALTH GROUP, INC                 37,400
                                                  ----------
                                                    425,075
                                                  ----------
            INSURANCE--LIFE--0.61%
 1,600      AON CORP                                 79,800
 1,600     *EQUITABLE COS, INC                       38,400
 1,500      FIRST COLONY CORP                        38,062
 1,500      JEFFERSON-PILOT CORP                     69,750
 1,800      PROVIDIAN CORP                           73,350
   800      RELIASTAR FINANCIAL CORP                 35,500
 1,050     *SUNAMERICA, INC                          49,875
 1,100      TORCHMARK CORP                           49,775
 1,300      UNUM CORP                                71,500
 1,200      USLIFE CORP                              35,850
                                                  ----------
                                                    541,862
                                                  ----------
            INSURANCE--MULTI-LINE,
             PROPERTY &  CASUALTY--3.12%
 1,800      AETNA LIFE & CASUALTY CO                124,650
 1,800      AFLAC, INC                               78,075
 1,200      ALLMERICA PROPERTY & CASUALTY
            COS, INC                                 32,400
 6,678      ALLSTATE CORP                           274,632
 1,000      AMERICAN BANKERS INSURANCE
            GROUP, INC                               39,000
 5,900      AMERICAN INTERNATIONAL GROUP,
            INC                                     545,750
   600      AMERICAN RE CORP                         24,525
 1,300      CHUBB CORP                              125,775
 1,000      CIGNA CORP                              103,250
   835      CINCINNATI FINANCIAL CORP                54,483
 1,100      FREMONT GENERAL CORP                     40,425
   600      GEICO CORP                               41,925
 1,200      GENERAL REINSURANCE CORP                186,000

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            INSURANCE--MULTI-LINE
             PROPERTY & CASUALTY--(continued)
  800      *INSURANCE AUTO AUCTIONS, INC         $    8,600
  402       KEMPER CORP                              19,949
1,700       LINCOLN NATIONAL CORP                    91,375
  700       MERCURY GENERAL CORP NEW                 33,425
1,200       MGIC INVESTMENT CORP                     65,100
  900       NAC RE CORP                              32,400
1,200       OHIO CASUALTY CORP                       46,500
1,400       OLD REPUBLIC
            INTERNATIONAL CORP                       49,700
1,300       PROGRESSIVE CORP                         63,537
1,800       SAFECO CORP                              62,100
1,000       SELECTIVE INSURANCE GROUP, INC           35,500
1,100       ST. PAUL COS, INC NOTES                  61,187
1,100       TRANSAMERICA CORP                        80,162
5,100       TRAVELERS GROUP, INC                    320,662
1,400      *UNITED INSURANCE COS, INC                26,425
1,100       UNITRIN, INC                             52,800
2,200      *USF&G CORP                               37,125
1,300       ZURICH REINSURANCE
            CENTRE HLDNGS, INC                       39,487
                                                  ----------
                                                  2,796,924
                                                  ----------
            LEISURE TIME--1.34%
1,400       ARCTCO, INC                              18,200
2,300       BRUNSWICK CORP                           55,200
1,900       CALLAWAY GOLF CO                         42,987
1,500       CARNIVAL CORP (CLASS A)                  36,562
1,030      *CHRIS CRAFT INDUSTRIES, INC              44,547
1,900      *CIRCUS CIRCUS ENTERPRISES, INC           52,962
  600      *COBRA GOLF, INC                          21,375
8,200       DISNEY (WALT) CO                        483,800
1,800      *HARRAHS ENTERTAINMENT, INC               43,650
1,500       HASBRO, INC                              46,500
2,900       INTERNATIONAL GAME TECHNOLOGY            31,537
1,600      *ITT CORP (NEW)                           84,800
1,200       JOSTENS, INC                             29,100
3,575       MATTEL, INC                             109,931
1,800      *MIRAGE RESORT, INC                       62,100
   40      *NATIONAL GAMING CORP                        475
1,300       OUTBOARD MARINE CORP                     26,487
  950      *PLAYERS INTERNATIONAL, INC               10,153
                                                  ----------
                                                  1,200,366
                                                  ----------
            MACHINERY--1.57%
  500       AGCO CORP                                25,500
1,200      *BJ SERVICES CO                           34,800
3,200       CATERPILLAR, INC                        188,000
  800       CINCINNATI MILACRON, INC                 21,000
1,400      *COGNEX CORP                              48,650
  821      *COOPER CAMERON CORP                      29,145
  935       COOPER INDUSTRIES, INC                   34,361
4,200       DEERE & CO                              148,050
1,800       DOVER CORP                               66,375
1,000       DURIRON, INC                             23,375
1,200       FEDERAL SIGNAL CORP                      31,050
  900       GREENFIELD INDUSTRIES, INC               28,125
1,100       HARNISCHFEGER INDUSTRIES, INC            36,575
  600       HARSCO CORP                              34,875
  900       IDEX CORP                                36,675
1,600       ILLINOIS TOOL WORKS, INC                 94,400
1,600       INGERSOLL-RAND CO                        56,200
  900       KAYDON CORP                              27,337
  600       KENNAMETAL, INC                          19,050
1,500       PARKER-HANNIFIN CORP                     51,375
  800       STEWART & STEVENSON
            SERVICES, INC                            20,200
  700       SUNDSTRAND CORP                          49,262
  900       TECUMSEH PRODUCTS CO
            (CLASS A)                                46,575
1,550      *THERMO ELECTRON CORP                     80,600
  806       TIMKIN CO                                30,829
  900       TRINITY INDUSTRIES, INC                  28,350
1,000       TRINOVA CORP                             28,625
  800      *VARITY CORP NEW                          29,700
1,200       YORK INTERNATIONAL CORP                  56,400
                                                  ----------
                                                  1,405,459
                                                  ----------
            METALS--ALUMINIUM--0.23%
  800      *ALUMAX, INC                              24,500
2,500       ALUMINUM CO OF AMERICA                  132,187
  900       REYNOLDS METALS CO                       50,962
                                                  ----------
                                                    207,649
                                                  ----------
            METALS--GOLD--0.21%
2,200      *AMAX GOLD, INC                           15,950
1,400       BATTLE MOUNTAIN GOLD CO                  11,900
1,400       FREEPORT MCMORAN COPPER & GOLD,
            INC (CLASS A)                            39,200
1,263       FREEPORT-MCMORAN COPPER & GOLD,
            INC (CLASS B)                            35,521
2,100       HOMESTAKE MINING CO                      32,812
1,200       NEWMONT MINING CORP                      54,300
                                                  ----------
                                                    189,683
                                                  ----------

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            METALS--NON-FERROUS--0.33%
1,200       ASARCO, INC                          $   38,400
1,900       CYPRUS AMAX MINERALS CO                  49,637
  300       FREEPORT MCMORAN, INC                    11,100
1,700      *HECLA MINING CO                          11,687
1,700      *MAGMA COPPER CO                          47,387
  600       MAPCO, INC                               32,775
1,100       MINERALS TECHNOLOGIES INC                40,150
1,100       PHELPS DODGE CORP                        68,475
                                                  ----------
                                                    299,611
                                                  ----------
            METALS--STEEL--0.32%
2,600      *BETHLEHEM STEEL CORP                     36,400
1,200       BIRMINGHAM STEEL CORP                    17,850
1,200       INLAND STEEL INDUSTRIES, INC             30,150
2,200      *LTV CORP NEW                             30,250
1,400       NUCOR CORP                               79,975
  900       OREGON STEEL MILLS                       12,600
1,500       USX-U.S. STEEL GROUP                     46,125
1,600       WORTHINGTON INDUSTRIES, INC              33,300
                                                  ----------
                                                    286,650
                                                  ----------
            OFFICE EQUIPMENT--3.26%
2,800      *AMDAHL CORP                              23,800
2,200       APPLE COMPUTER, INC                      70,125
  800       AVERY DENNISON CORP                      40,100
4,200      *COMPAQ COMPUTER CORP                    201,600
1,000      *CRAY RESEARCH, INC                       24,750
1,600      *DATA GENERAL CORP                        22,000
1,400      *DELL COMPUTER CORP                       48,475
2,800      *DIGITAL EQUIPMENT CORP                  179,550
6,300       HEWLETT-PACKARD CO                      527,625
9,200       INTERNATIONAL BUSINESS MACHINES
            CORP                                    844,100
  500      *KOMAG, INC                               23,062
1,100       MILLER (HERMAN), INC                     33,000
2,500       PITNEY BOWES, INC                       117,500
1,200      *QUANTUM CORP                             19,350
  900      *SCI SYSTEMS, INC                         27,900
1,300      *SEAGATE TECHNOLOGY, INC                  61,750
1,200      *SEQUENT COMPUTER
            SYSTEMS, INC                             17,400
3,000      *SILICON GRAPHICS, INC                    82,500
  800      *SOLECTRON CORP                           35,300
1,100      *STORAGE TECHNOLOGY CORP                  26,262
3,400      *SUN MICROSYSTEMS, INC                   155,125
2,800      *TANDEM COMPUTERS, INC                    29,750
3,400      *UNISYS CORP                              19,125
  800      *VIKING OFFICE PRODUCTS, INC              37,200
1,500      *WANG LABORATORIES, INC                   24,937
1,700       XEROX CORP                              232,900
                                                  ----------
                                                  2,925,186
                                                  ----------
            PAPER--1.15%
  700       ALBANY INTERNATIONAL CORP
            (CLASS A) NEW                            12,687
2,000       BEMIS, INC                               51,250
1,000       BOWATER, INC                             35,500
  600       CONSOLIDATED PAPERS, INC                 33,675
  160      *CROWN VANTAGE, INC                        2,280
  800       FEDERAL PAPER BOARD CO, INC              41,500
3,800       INTERNATIONAL PAPER CO                  143,925
1,600       JAMES RIVER CORP OF VIRGINIA             38,600
4,350       KIMBERLY-CLARK CORP                     359,962
1,500       LONGVIEW FIBRE CO                        24,375
  900       MEAD CORP                                47,025
  900       PENTAIR, INC                             44,775
1,365       SONOCO PRODUCTS CO                       35,831
1,800       STONE CONTAINER CORP                     25,875
  800       TEMPLE-INLAND, INC                       35,300
1,100       UNION CAMP CORP                          52,387
1,650       WESTVACO CORP                            45,787
                                                  ----------
                                                  1,030,734
                                                  ----------
            PETROLEUM--EXPLORATION &
             PRODUCTION--0.80%
1,500       AMERADA HESS CORP                        79,500
1,200       ANADARKO PETROLEUM CORP                  64,950
  500       APACHE CORP                              14,750
  800       ASHLAND, INC                             28,100
2,300       BURLINGTON RESOURCES, INC                90,275
  600       KERR-MCGEE CORP                          38,100
1,000       LOUISIANA LAND &
            EXPLORATION CO                           42,875
2,000       MITCHELL ENERGY & DEVELOPMENT
            CORP (CLASS A)                           37,000
  800       MURPHY OIL CORP                          33,200
1,200      *NEWFIELD EXPLORATION CO                  32,400
1,100       NOBLE AFFILIATES, INC                    32,862
1,100      *ORYX ENERGY CO                           14,712
  700       PARKER & PARSLEY
            PETROLEUM CO                             15,400
1,300       PENNZOIL CO                              54,925
1,000       POGO PRODUCING CO                        28,250
3,100      *SANTA FE ENERGY
            RESOURCES, INC                           29,837
1,200      *SEAGULL ENERGY CORP                      26,700
  400      *TRITON ENERGY CORP                       22,950

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            PETROLEUM--EXPLORATION &
             PRODUCTION--(continued)
 1,700      UNION TEXAS PETROLEUM HOLDINGS,
            INC                                  $   32,937
                                                  ----------
                                                    719,723
                                                  ----------
            PETROLEUM--INTEGRATED--4.97%
 7,400      AMOCO CORP                              531,875
 2,300      ATLANTIC RICHFIELD CO                   254,725
10,500      CHEVRON CORP                            551,250
   900      DIAMOND SHAMROCK, INC                    23,287
19,700      EXXON CORP                            1,578,462
 6,300      MOBIL CORP                              705,600
 5,100      OCCIDENTAL PETROLEUM CORP               109,012
 2,900      PHILLIPS PETROLEUM CO                    98,962
 1,800      SUN CO, INC                              49,275
 4,300      TEXACO, INC                             337,550
 4,180      UNOCAL CORP                             121,742
 4,900      USX-MARATHON GROUP, INC NEW              95,550
                                                  ----------
                                                  4,457,290
                                                  ----------
            PETROLEUM--SERVICE--0.81%
 2,600      BAKER HUGHES, INC                        63,375
   800      CABOT CORP                               43,100
 1,300      CAMCO INTERNATIONAL, INC                 36,400
 2,900      DRESSER INDUSTRIES, INC                  70,687
 1,400      FLUOR CORP                               92,400
 1,900      HALLIBURTON CO                           96,187
 3,400     *NABORS INDUSTRIES, INC                   37,825
 2,700     *NOBLE DRILLING CORP                      24,300
 3,500     *ROWAN COS, INC                           34,562
 1,000      SONAT OFFSHORE DRILLING, INC             44,750
 1,300      TIDEWATER, INC                           40,950
   700      TOSCO CORP                               26,687
 1,500      ULTRAMAR CORP                            38,625
 1,000      VASTAR RESOURCES, INC                    31,750
   800     *WESTERN ATLAS, INC                       40,400
                                                  ----------
                                                    721,998
                                                  ----------
            PHOTOGRAPHY--0.45%
 5,500      EASTMAN KODAK CO                        368,500
   800      POLAROID CORP                            37,900
                                                  ----------
                                                    406,400
                                                  ----------
            PROPERTY--REAL ESTATE--0.29%
 3,300      TAUBMAN CENTERS, INC                     33,000
 1,200     *TOLL BROTHERS, INC                       27,600
 3,500      WEINGARTEN REALTY
            INVESTORS, INC                          133,000
 2,800      WELLSFORD RESIDENTIAL PROPERTY
            TRUST                                    64,400
                                                  ----------
                                                    258,000
                                                  ----------
            PUBLISHING--NEWSPAPER--0.46%
   900      BELO (A.H.) CORP SERIES A                31,275
   900      CENTRAL NEWSPAPERS, INC
            (CLASS A)                                28,237
   991     *COX COMMUNICATIONS, INC (CLASS
            A) NEW                                   19,324
   900      DOW JONES & CO, INC                      35,887
 1,800      GANNETT CO, INC                         110,475
   500      KNIGHT-RIDDER, INC                       31,250
 1,300      NEW YORK TIMES CO (CLASS A)              38,512
 1,700      TIMES MIRROR CO (SERIES A) NEW           57,587
   700      TRIBUNE CO NEW                           42,787
   900     *VALASSIS COMMUNICATIONS, INC             15,750
                                                  ----------
                                                    411,084
                                                  ----------
            PUBLISHING--OTHER--0.86%
 1,500      AMERICAN GREETINGS CORP (CLASS
            A)                                       41,437
 2,100      DONNELLEY (R.R.) & SONS CO               82,687
 2,300      DUN & BRADSTREET CORP                   148,925
 1,000      HARCOURT GENERAL, INC                    41,875
   600      HOUGHTON MIFFLIN CO                      25,800
   600      McGRAW HILL COS, INC                     52,275
 1,400      MEREDITH CORP                            58,625
 1,400      READER'S DIGEST ASSOCIATION, INC
            (CLASS A) (NON-VTG)                      71,750
   500     *SCHOLASTIC CORP                          38,875
 5,431      TIME WARNER, INC                        205,699
                                                  ----------
                                                    767,948
                                                  ----------
            RAILROAD--0.97%
 2,040      BURLINGTON NORTHERN SANTA FE
            CORP                                    159,120
 1,300      CONRAIL, INC                             91,000
 2,800      CSX CORP                                127,750
   600      ILLINOIS CENTRAL CORP SERIES A           23,025
   700      KANSAS CITY SOUTHERN INDUSTRIES,
            INC                                      32,025
 1,900      NORFOLK SOUTHERN CORP                   150,812
 1,800     *SOUTHERN PACIFIC RAIL CORP               43,200
 3,000      UNION PACIFIC CORP                      198,000
   700     *WISCONSIN CENTRAL
            TRANSIT CORP                             46,025
                                                  ----------
                                                    870,957
                                                  ----------

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            RESTAURANTS & HOTELS--1.26%
 1,100      APPLE SOUTH, INC                     $   23,650
 1,200      APPLEBEES INTERNATIONAL, INC             27,300
 1,600     *BOSTON CHICKEN, INC                      51,400
 1,700     *BUFFETS, INC                             23,375
 1,300      CRACKER BARREL OLD COUNTRY
            STORE, INC                               22,425
 2,700      DARDEN RESTAURANTS, INC                  32,062
   900     *HFS INC                                  73,575
   700      HILTON HOTELS CORP                       43,050
 2,800     *HOST MARRIOTT CORP                       37,100
 1,050      LA QUINTA INNS, INC                      28,743
 2,200      MARRIOTT INTERNATIONAL, INC              84,150
10,900      McDONALDS CORP                          491,862
 1,400      MORRISON RESTAURANTS, INC                19,600
 1,550     *PROMUS HOTEL CORP                        34,487
 2,900      SYSCO CORP                               94,250
 2,100      WENDYS INTERNATIONAL, INC                44,625
                                                  ----------
                                                  1,131,654
                                                  ----------
            RETAIL--FOOD--0.73%
 3,700      ALBERTSONS, INC                         121,637
 1,800      AMERICAN STORES CO, NEW                  48,150
    39     *BRUNOS, INC                                 409
 5,900      FOOD LION, INC (CLASS B)                 33,556
 1,800      GIANT FOOD, INC (CLASS A)                56,700
 1,300      GREAT ATLANTIC &
            PACIFIC TEA CO, INC                      29,900
 1,400     *KROGER CO                                52,500
 2,400      RUDDICK CORP                             27,600
 1,700     *SAFEWAY, INC NEW                         87,550
 2,200     *STARBUCKS CORP                           46,200
 1,000     *STOP & SHOP COS, INC NEW                 23,125
 1,000      SUPERVALU, INC                           31,500
 1,600     *VONS COS, INC                            45,200
 1,400      WINN DIXIE STORES, INC                   51,625
                                                  ----------
                                                    655,652
                                                  ----------
            RETAIL--GENERAL
             MERCHANDISE--3.60%
 2,600     *AUTOZONE, INC                            75,075
   600     *BARNES & NOBLE, INC                      17,400
   700     *BEST BUY, INC                            11,375
 1,300     *BORDERS GROUP, INC                       24,050
   800    x*CALDOR CORP                               2,600
 3,200      CHARMING SHOPPES, INC                     9,200
 1,500      CIRCUIT CITY STORES, INC                 41,437
 1,300     *CONSOLIDATED STORES CORP                 28,275
 3,000     *CUC INTERNATIONAL, INC                  102,375
   900      DAYTON HUDSON CORP                       67,500
   900     *DEPARTMENT 56, INC                       34,537
 1,700      DILLARD DEPARTMENT STORES (CLASS
            A)                                       48,450
 1,575      DOLLAR GENERAL CORP                      32,681
 1,000     *ECKERD CORP                              44,625
 3,570     *FEDERATED DEPARTMENT
            STORES, INC                              98,175
 1,900      GAP, INC                                 79,800
 1,100     *GYMBOREE CORP                            22,687
 1,500      HECHINGER CO (CLASS A)                    6,562
 1,300      HEILIG MEYERS CO                         23,887
 7,500      HOME DEPOT, INC                         359,062
 7,100      K MART CORP                              51,475
   600     *KOHLS CORP                               31,500
 4,200      LIMITED, INC                             72,975
 2,300      LOWES COS, INC                           77,050
 3,600      MAY DEPARTMENT STORES CO                152,100
 1,900      MELVILLE CORP                            58,425
 1,300     *MUSICLAND STORES CORP                     5,525
   900      NORDSTROM, INC                           36,450
 1,800     *OFFICEMAX, INC                           40,275
 2,900      PENNEY, (J.C.) CO, INC                  138,112
 1,200      PEP BOYS-MANNY, MOE & JACK               30,750
 1,250     *PETSMART, INC                            38,750
 3,400     *PRICE/COSTCO, INC                        51,850
 1,400     *REVCO (D.S.), INC NEW                    39,550
 2,200      RITE AID CORP                            75,350
 2,100      ROUSE CO                                 42,787
 5,900      SEARS ROEBUCK & CO                      230,100
 1,800     *STAPLES, INC                             43,875
 1,800      STRIDE RITE CORP                         13,500
 1,800     *SUNGLASS HUT
            INTERNATIONAL, INC                       42,750
 1,200      TANDY CORP                               49,800
 1,900      TJX COS, INC NEW                         35,862
 4,000     *TOYS R US, INC                           87,000
21,400      WAL-MART STORES, INC                    478,825
 4,100      WALGREEN CO                             122,487
   900     *WILLIAMS-SONOMA, INC                     16,650
 2,800      WOOLWORTH CORP                           36,400
                                                  ----------
                                                  3,229,926
                                                  ----------
            TEXTILE & APPAREL--0.47%
 1,300     *ANN TAYLOR STORES CORP                   13,325
 1,600     *FRUIT OF THE LOOM, INC
            (CLASS A)                                39,000

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            TEXTILE & APPAREL--(continued)
 1,600      KELLWOOD CO                          $   32,600
 1,400      LIZ CLAIBORNE, INC                       38,850
   900     *NAUTICA ENTERPRISES, INC                 39,375
 1,000      NIKE, INC (CLASS B)                      69,625
 1,000     *NINE WEST GROUP, INC                     37,500
 1,200      REEBOK INTERNATIONAL LTD                 33,900
   900      RUSSELL CORP                             24,975
   500     *TOMMY HILFIGER CORP                      21,187
 1,300      UNIFI, INC                               28,762
   800      VF CORP                                  42,200
                                                  ----------
                                                    421,299
                                                  ----------
            TOBACCO--1.83%
 2,900      AMERICAN BRANDS, INC                    129,412
13,000      PHILIP MORRIS COS, INC                1,176,500
 5,301      RJR NABISCO HOLDINGS CORP               163,668
   240     *SCHWEITZER-MAUDUIT INTL, INC              5,550
 1,800      UNIVERSAL CORP                           43,875
 3,500      UST, INC                                116,812
                                                  ----------
                                                  1,635,817
                                                  ----------
            TRUCKERS & SHIPPING--0.21%
 1,100     *AMERICAN FREIGHTWAYS CORP                11,412
   900      AMERICAN PRESIDENT COS LTD               20,700
   600      ROADWAY SERVICES, INC                    29,325
 2,800      ROLLINS TRUCK LEASING CORP               31,150
 1,600      RYDER SYSTEMS, INC                       39,600
   300      SHURGARD STORAGE
            CENTERS, INC                              8,100
 1,000      WERNER ENTERPRISES, INC                  20,250
   600      XTRA CORP                                25,500
                                                  ----------
                                                    186,037
                                                  ----------
            UTILITIES--ELECTRIC--4.55%
 1,800     *AES CORP                                 42,975
 2,300      ALLEGHENY POWER SYSTEMS, INC             65,837
 2,800      AMERICAN ELECTRIC
            POWER CO, INC                           113,400
 2,900      ATLANTIC ENERGY, INC                     55,825
 2,000      BALTIMORE GAS & ELECTRIC CO              57,000
 2,300      CAROLINA POWER & LIGHT CO                79,350
 5,100      CENTERIOR ENERGY CORP                    45,262
 2,300      CENTRAL & SOUTH WEST CORP                64,112
 3,100      CINERGY CORP                             94,937
 3,562     *CITIZENS UTILITIES CO (CLASS B)          44,970
 1,700      CMS ENERGY CORP                          50,787
 3,500      CONSOLIDATED EDISON CO
            OF NEW YORK, INC                        112,000
 2,200      DETROIT EDISON CO                        75,900
 2,800      DOMINION RESOURCES, INC                 115,500
 1,500      DPL, INC                                 37,125
 1,200      DQE, INC                                 36,900
 2,700      DUKE POWER CO                           127,912
 2,700      EASTERN UTILITIES ASSOCIATES             63,787
 3,100      ENTERGY CORP NEW                         90,675
 1,800      FLORIDA PROGRESS CORP                    63,675
 2,400      FPL GROUP, INC                          111,300
 1,500      GENERAL PUBLIC UTILITIES CORP            51,000
 2,800      HOUSTON INDUSTRIES, INC                  67,900
 2,600      IDAHO POWER CO                           78,000
   400      IES INDUSTRIES, INC                      10,600
 2,100      ILLINOVA CORP                            63,000
 1,500      KANSAS CITY POWER & LIGHT CO             39,187
 2,600      LONG ISLAND LIGHTING CO                  42,575
 2,300      MIDAMERICAN ENERGY CO                    38,525
 3,300      NEVADA POWER CO                          73,425
 1,100      NEW ENGLAND ELECTRIC
            SYSTEMS CO                               43,587
 1,500      NEW YORK STATE ELECTRIC &
            GAS CORP                                 38,812
 4,000      NIAGARA MOHAWK POWER CORP                38,500
 1,600      NORTHEAST UTILITIES CO                   39,000
 1,000      NORTHERN STATES POWER CO                 49,125
 2,400      OHIO EDISON CO                           56,400
 6,700      PACIFIC GAS & ELECTRIC CO               190,112
 4,200      PACIFICORP                               89,250
 2,700      PECO ENERGY CO                           81,337
 1,700      PINNACLE WEST CAPITAL CORP               48,875
 1,700      POTOMAC ELECTRIC POWER CO                44,625
 2,700      PP&L RESOURCES, INC                      67,500
 1,400      PUBLIC SERVICE CO OF COLORADO            49,525
 3,000     *PUBLIC SERVICE CO OF
            NEW MEXICO                               52,875
 3,200      PUBLIC SERVICE ENTERPRISE GROUP,
            INC                                      98,000
 3,100      PUGET SOUND POWER & LIGHT CO             72,075
 1,500      SAN DIEGO GAS & ELECTRIC CO              35,625
 1,200      SCANA CORP                               34,350
 6,300      SCE CORP                                111,825
10,000      SOUTHERN CO                             246,250
 2,100      TECO ENERGY, INC                         53,812
 3,600      TEXAS UTILITIES CO                      148,050
 2,800      UNICOM CORP                              91,700
 1,300      UNION ELECTRIC CO                        54,275
 1,800      UNITED ILLUMINATING CO                   67,275
 1,400      UTILICORP UNITED, INC                    41,125
 1,800      WASHINGTON WATER POWER CO                31,500

                       See notes to financial statements.

 SHARES                                              VALUE
-------                                          -----------
            UTILITIES--ELECTRIC--(continued)
   900      WESTERN RESOURCES, INC               $   30,037
 2,000      WISCONSIN ENERGY CORP                    61,250
                                                  ----------
                                                  4,080,113
                                                  ----------
            UTILITIES--GAS & PIPELINE--1.28%
 1,300     *AMERICAN STANDARD COS, INC               36,400
 2,400      ATLANTA GAS LIGHT CO                     47,400
   800      CABOT OIL & GAS CORP (CLASS A)           11,700
 1,500     *COASTAL CORP                             55,875
   700     *COLUMBIA GAS SYSTEMS, INC                30,712
 2,000      CONSOLIDATED NATURAL GAS CO              90,750
 1,400      EL PASO NATURAL GAS CO NEW               39,725
 3,100      ENRON CORP                              118,187
 1,600      ENSERCH CORP                             26,000
 1,600      INDIANA ENERGY INC                       38,200
   300     *IONICS, INC                              13,050
 1,100      MCN CORP                                 25,575
 1,800      NICOR, INC                               49,500
   900      NORTHWEST NATURAL GAS CO                 29,700
 1,500      PACIFIC ENTERPRISES, INC                 42,375
 2,500      PANHANDLE EASTERN CORP                   69,687
 1,300      PIEDMONT NATURAL GAS CO, INC             30,225
 1,000      QUESTAR CORP                             33,500
 1,300      SONAT, INC                               46,312
 2,700      TENNECO, INC                            133,987
 1,119      UGI CORP NEW                             23,219
 1,500      VALERO ENERGY CORP                       36,750
 1,400      WICOR, INC                               45,150
 1,569      WILLIAMS COS, INC                        68,839
                                                  ----------
                                                  1,142,818
                                                  ----------
            UTILITIES--TELEPHONE--7.31%
 3,300      ALLTEL CORP                          $   97,350
 8,900      AMERITECH CORP NEW                      525,100
24,400      AT & T CORP                           1,579,900
 6,800     *BELL ATLANTIC CORP                      454,750
15,200      BELLSOUTH CORP                          661,200
 1,800      CINCINNATI BELL, INC                     62,550
 4,700      FRONTIER CORP                           141,000
   750     *GLENAYRE TECHNOLOGIES, INC               46,687
15,000      GTE CORP                                660,000
11,100      MCI COMMUNICATIONS CORP                 289,987
 1,300     *MOBILE TELECOMMUNICATIONS
            TECHNOLOGIES CORP                        27,787
 2,800     *NEXTEL COMMUNICATIONS, INC
            (CLASS A)                                41,300
 6,700      NYNEX CORP                              361,800
 6,800      PACIFIC TELESIS GROUP                   228,650
 9,200      SBC COMMUNICATIONS, INC                 529,000
 2,200      SOUTHERN NEW ENGLAND
            TELECOMMUNICATIONS CORP                  87,450
 5,500      SPRINT CORP                             219,312
 1,208      TELEPHONE & DATA SYSTEMS, INC            47,716
 7,500      U.S. WEST COMMUNICATIONS GROUP          268,125
 7,500     *U.S. WEST MEDIA GROUP                   142,500
 2,300     *WORLDCOM, INC                            81,075
                                                  ----------
                                                  6,553,239
                                                  ----------
           TOTAL COMMON STOCK
            (Cost 72,206,684)                    88,594,317
                                                  ----------
            ROUNDING                                    124
                                                  ----------
           TOTAL PORTFOLIO
            (Cost 72,207,438)                   $88,595,324
                                                  ----------
-----------------
* NON-INCOME PRODUCING
x IN BANKRUPTCY


                       See notes to financial statements.

[TIAA Logo]

                     REPORT OF MANAGEMENT RESPONSIBILITY

To the Policyholders of
 Teachers Insurance and Annuity
 Association of America:

The accompanying financial statements of Teachers Insurance and Annuity Association of America ("TIAA") are the responsibility of management. They have been prepared on the basis of statutory accounting policies prescribed or permitted by the New York State Insurance Department. The financial statements of TIAA have been presented fairly and objectively in accordance with such policies.

TIAA has established and maintains a strong system of internal controls designed to provide reasonable assurance that assets are properly safeguarded and transactions are properly executed in accordance with management's authorization, and to carry out the ongoing responsibilities of management for reliable financial statements. In addition, TIAA's internal audit personnel provide a continuing review of the internal controls and operations of TIAA, and the internal Auditor regularly reports to the Audit Committee of the TIAA Board of Trustees.

The accompanying financial statements of TIAA have been audited by the independent auditing firm of Deloitte & Touche LLP. The independent auditors' report, which appears on the following page, expresses an independent opinion on the fairness of presentation of these financial statements.

The Audit Committee of the TIAA Board of Trustees, consisting of trustees who are not officers of TIAA, meets regularly with management, representatives of Deloitte & Touche LLP and internal auditing personnel to review matters relating to financial reporting, internal controls and auditing. In addition to the annual audit of the TIAA financial statements, the New York State Insurance Department and other state insurance departments regularly examine the financial statements of TIAA as part of their periodic corporate examinations.

                          [signature of John H. Biggs]

                                  Chairman and
                             Chief Executive Officer

                         [signature of Thomas W. Jones]

                          Vice Chairman, President and
                             Chief Operating Officer

                         [signature of Richard L. Gibbs]

                          Executive Vice President and
                          Principal Accounting Officer

[letterhead]
[LOGO] Deloitte &
        Touche LLP  Two World Financial Center         Telephone: (212) 436-2000
                    New York, New York 10281-1414      Facsimile: (212) 436-5000


                        REPORT OF INDEPENDENT AUDITORS


To the Board of Trustees of
 Teachers Insurance and Annuity
 Association of America:

We have audited the accompanying balance sheets of Teachers Insurance and Annuity Association of America ("TIAA") as of December 31, 1995 and 1994 and the related statements of operations, changes in contingency reserves, and cash flows for each of the three years in the period ended December 31, 1995. These financial statements are the responsibility of TIAA's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of TIAA at December 31, 1995 and 1994 and the results of its operations, changes in its contingency reserves, and its cash flows for each of the three years in the period ended December 31, 1995 in conformity with accounting policies prescribed or permitted by the New York State Insurance Department, which practices, as to TIAA, also represent generally accepted accounting principles.

[signature of Deloitte Touche LLP]


March 12, 1996


[logo]
---------------
Deloitte Touche
Tohmatsu
International
---------------

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                                 BALANCE SHEETS

                                                                        December 31,
                                                               ------------------------------
                                                                   1995             1994
                                                                ------------   --------------
ASSETS
Bonds                                                       $48,835,831,058   $43,778,517,616
Mortgages                                                    21,000,279,330    20,216,879,404
Real Estate                                                   7,013,052,678     7,075,384,687
Stocks                                                          223,028,483       163,284,129
Other long-term investments                                     476,803,951       383,815,668
Cash and short-term investments                                 713,051,046       431,445,982
Investment income due and accrued                             1,118,707,821     1,073,386,018
Separate Account assets                                         209,170,183        30,563,247
Other assets                                                    204,688,878       194,557,100
                                                            ---------------   ---------------
                                               TOTAL ASSETS $79,794,613,428   $73,347,833,851
                                                            ===============   ===============
LIABILITIES, CAPITAL AND CONTINGENCY RESERVES
Policy and contract reserves                                $70,983,830,958   $65,656,734,942
Dividends declared for the following year                     1,493,744,768     1,382,680,655
Asset Valuation Reserve                                       1,860,867,891     1,664,695,698
Interest Maintenance Reserve                                    621,365,961       544,660,224
Separate Account liabilities                                    106,511,880         5,292,647
Other liabilities                                               672,112,096       655,945,669
                                                            ---------------   ---------------
                                          Total Liabilities  75,738,433,554    69,910,009,835
                                                            ---------------   ---------------
Capital: 2,500 shares of $1,000 par value common stock
  issued and outstanding                                          2,500,000         2,500,000
                                                            ---------------   ---------------
Contingency reserves:
 For group life insurance                                         7,761,722         6,821,939
 For investment losses, annuity and insurance mortality,
   and other risks                                            4,045,918,152     3,428,502,077
                                                            ---------------   ---------------
                                 Total Contingency Reserves   4,053,679,874     3,435,324,016
                                                            ---------------   ---------------
                     Total Capital and Contingency Reserves   4,056,179,874     3,437,824,016
                                                            ---------------   ---------------
        TOTAL LIABILITIES, CAPITAL AND CONTINGENCY RESERVES $79,794,613,428   $73,347,833,851
                                                            ===============   ===============

                       See notes to financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                            STATEMENTS OF OPERATIONS

                                                  For the Years Ended December 31,
                                           ----------------------------------------------
                                               1995            1994             1993
                                            ------------    ------------   --------------
INCOME
Insurance and annuity premiums
  and deposits                          $ 2,854,599,816 $ 2,785,546,486   $ 2,677,251,204
Transfers from CREF, net                    351,869,029     191,582,916       247,849,674
Annuity dividend additions                1,943,614,354   1,844,416,805     1,961,603,015
Net investment income                     6,108,496,984   5,486,071,238     5,164,006,195
Supplementary contract considerations       150,975,982     104,999,526        94,618,702
                                        --------------- ---------------   ---------------
                           TOTAL INCOME $11,409,556,165 $10,412,616,971   $10,145,328,790
                                        =============== ===============   ===============
DISTRIBUTION OF INCOME
Policy and contract benefits            $ 1,718,596,923 $ 1,538,301,850   $ 1,334,612,551
Dividends                                 3,098,930,945   2,874,077,216     2,928,108,945
Increase in policy and contract
  reserves                                5,329,040,178   5,043,786,384     5,167,901,788
Operating expenses                          241,795,245     216,465,411       192,124,351
Transfers to Separate Accounts, net          92,995,463       4,270,646
Federal income taxes                          9,487,967       9,843,630        10,482,862
Other, net                                   (4,380,395)      (2,972,008)         525,332
Increase in contingency reserves
  from operations                           923,089,839     728,843,842       511,572,961
                                        --------------- ---------------   ---------------
           TOTAL DISTRIBUTION OF INCOME $11,409,556,165 $10,412,616,971   $10,145,328,790
                                        =============== ===============   ===============


                       See notes to financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                  STATEMENTS OF CHANGES IN CONTINGENCY RESERVES

                                                             For the Years Ended December 31,
                                                        -------------------------------------------
                                                            1995           1994           1993
                                                         -----------    -----------   -------------
CHANGES IN CONTINGENCY RESERVES:
From operations                                      $  923,089,839 $  728,843,842   $  511,572,961
Net realized capital loss on investments                (56,264,893)   (95,070,954)     (36,426,429)
Net unrealized capital gain (loss) on investments        52,706,109     38,906,936      (40,018,527)
Transfer to the Interest Maintenance Reserve           (114,840,183)  (170,430,156)    (181,606,193)
Transfers from (to) the Asset Valuation Reserve:
 Required formula contribution                         (302,387,557)  (249,405,235)    (344,323,583)
 Net capital losses absorbed                            106,215,365    226,638,932      255,224,945
 Voluntary contribution                                               (193,508,281)    (207,828,000)
Increase in non-admitted assets other than
  investments                                              (802,629)   (22,194,906)     (18,153,629)
Change in valuation basis of policy reserves                             2,314,689       (1,224,324)
Other, net                                               10,639,807      1,522,064
                                                          ---------      ---------      -----------
                  NET CHANGE IN CONTINGENCY RESERVES    618,355,858    267,616,931      (62,782,779)
           CONTINGENCY RESERVES AT BEGINNING OF YEAR  3,435,324,016  3,167,707,085    3,230,489,864
                                                          ---------      ---------      -----------
                 CONTINGENCY RESERVES AT END OF YEAR $4,053,679,874 $3,435,324,016   $3,167,707,085
                                                          =========      =========      ===========



                       See notes to financial statements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                            STATEMENTS OF CASH FLOWS

                                                           For the Years Ended December 31,
                                                --------------------------------------------------------
                                                     1995               1994                1993
                                               ----------------   ----------------     -----------------
CASH PROVIDED By operating activities:
 Insurance and annuity premiums, deposits
  and considerations                           $ 2,999,426,179    $  2,886,724,538     $ 2,766,077,897
 Transfers from CREF, net                          351,869,029         191,582,916         247,849,674
 Annuity dividend additions                      1,943,614,354       1,844,416,805       1,961,603,015
 Investment income, net                          5,998,015,040       5,372,299,141       5,219,656,004
                                                --------------      --------------     ----------------
                             Total Receipts     11,292,924,602      10,295,023,400      10,195,186,590
                                                --------------      --------------     ----------------
 Policy and contract benefits                    1,715,727,236       1,500,323,250       1,312,182,472
 Dividends                                       2,987,866,832       2,819,852,489       2,879,831,053
 Operating expenses                                240,323,235         214,008,001         192,147,540
 Federal income taxes                                8,510,881          10,114,286           8,014,769
 Transfers to Separate Accounts, net               159,017,898          29,164,199
 Other, net                                          6,823,917           6,798,405         (45,847,231)
                                                --------------      --------------     ----------------
                        Total Disbursements      5,118,269,999       4,580,260,630       4,346,328,603
                                                --------------      --------------     ----------------
      Cash Provided by Operating Activities      6,174,654,603       5,714,762,770       5,848,857,987
                                                --------------      --------------     ----------------
By investing activities:
 Sales and redemptions of bonds and stocks       3,863,412,778       3,810,787,301       6,413,280,415
 Repayment of mortgage principal                 1,166,625,456       1,684,113,871       1,639,165,691
 Sales of real estate                            1,084,222,765       1,610,589,922       1,078,327,249
 Other, net                                        135,661,132         243,837,007          87,362,080
                                                --------------      --------------     ----------------
      Cash Provided By Investing Activities      6,249,922,131       7,349,328,101       9,218,135,435
                                                --------------      --------------     ----------------
                        TOTAL CASH PROVIDED     12,424,576,734      13,064,090,871      15,066,993,422
                                                --------------      --------------     ----------------
DISBURSEMENTS FOR NEW INVESTMENTS
Investments acquired:
 Bonds and stocks                                8,696,169,089      10,084,139,605      11,826,791,371
 Mortgages                                       2,352,232,441       2,217,021,154       1,043,674,867
 Real Estate                                       866,388,613       1,495,492,478       1,319,927,724
 Other, net                                        228,181,527         352,457,763          60,550,529
                                                --------------      --------------     ----------------
                    TOTAL DISBURSEMENTS FOR
                            NEW INVESTMENTS     12,142,971,670      14,149,111,000      14,250,944,491
                                                --------------      --------------     ----------------
            INCREASE (DECREASE) IN CASH AND
                     SHORT-TERM INVESTMENTS        281,605,064      (1,085,020,129)        816,048,931
            CASH AND SHORT-TERM INVESTMENTS
                       AT BEGINNING OF YEAR        431,445,982       1,516,466,111         700,417,180
                                                --------------      --------------     ----------------
            CASH AND SHORT-TERM INVESTMENTS
                             AT END OF YEAR    $   713,051,046    $    431,445,982     $ 1,516,466,111
                                                ==============      ==============     ================


                       See notes to financial statements.

            TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                        NOTES TO FINANCIAL STATEMENTS

Note 1--Organization

Teachers Insurance and Annuity Association of America ("TIAA") was established as a legal reserve life insurance company under the insurance laws of the State of New York in 1918. TIAA was formed by the Carnegie Foundation for the Advancement of Teaching for the express purpose of aiding and strengthening nonprofit educational and research organizations by providing retirement and insurance benefits for their faculties and other staff members, and by counseling these organizations and their employees on benefit plans and other measures of economic security. All of the outstanding common stock of TIAA is collectively held by the TIAA Board of Overseers, a nonprofit corporation created solely for the purpose of holding the stock of TIAA.

Note 2--Significant Accounting Policies

TIAA's financial statements have been prepared on the basis of accounting policies prescribed or permitted by the New York State Insurance Department ("Department"), which policies, hereinafter referred to as statutory accounting policies, as to TIAA, also represent generally accepted accounting principles. (Refer to the separate sections, entitled "Permitted Statutory Accounting Policies" and "Generally Accepted Accounting Principles", within this note.) The preparation of TIAA's financial statements requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenue and expenses. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by TIAA.

Valuation of Investments: Bonds and short-term investments (debt securities with maturities of one year or less at the time of acquisition) not in default are generally stated at amortized cost; medium to highest quality preferred stocks at cost; common stocks at market value; and all other bond, short-term and preferred stock investments at the lower of amortized cost or market value. Mortgages are stated at amortized cost, and directly-owned real estate at depreciated cost (net of encumbrances). Investments in wholly-owned real estate subsidiaries, real estate limited partnerships and securities limited partnerships are stated at TIAA's equity in the net assets of the underlying entities. Policy loans are stated at outstanding principal amounts. All investments are stated net of any permanent impairments, which are determined on an individual asset basis. Depreciation is generally computed over a 40 year period on the constant yield method for properties acquired prior to 1991, and on the straight-line method for properties acquired thereafter.

Accounting for Investments: Investment transactions are accounted for as of the date the investments are purchased or sold (trade date) for publicly traded common stocks and as of the date the investment transactions are settled (settlement date) for all other investments. Realized capital gains and losses on investment transactions are accounted for under the specific identification method.

Foreign Currency Transactions and Translation: Investments denominated in foreign currencies and asset swap contracts are valued in U.S. dollars, based on the exchange rate at the end of the period. Investment transactions in foreign currencies are recorded at the exchange rates prevailing on the respective transaction dates. All other asset and liability accounts that are denominated in a foreign currency are adjusted to reflect the exchange

            TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                  NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued)

rate at the end of the period. Realized and unrealized gains and losses due to foreign exchange transactions, and those due to translation adjustments, are not separately reported and are reflected in realized and unrealized capital gains and losses, respectively.

Securities Lending: TIAA has a securities lending program whereby it loans securities to qualified brokers in exchange for cash collateral, generally at least equal to 102% of the market value of the securities loaned. When securities are loaned, TIAA receives additional income on the collateral and continues to receive income on the securities loaned. The collateral liability is netted against the short-term investments in which the cash collateral is invested and such short-term investments and the equivalent liability are not reflected in the balance sheet caption, "Cash and short-term investments". TIAA may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of securities fail to meet contractual obligations.

Asset Swap Contracts: TIAA enters into asset swap contracts to exchange fixed and variable amounts of foreign currency at specified future dates and at specified rates to hedge against currency risks on investments denominated in foreign currencies. Changes in the value of the contracts related to foreign currency exchange rates are recognized at the end of the period as unrealized gains or losses. Asset swap contracts incorporate a series of swap transactions which result in the exchange of TIAA's fixed and variable foreign currency cash flows into fixed amounts of U.S. dollar cash flows. Asset swap contracts are entered into directly with a counterparty and TIAA is exposed to the risk of default of such counterparty, although TIAA does not anticipate non-performance by any of the counterparties. The maximum potential loss from such risk is equal to the change in the value of the asset swap during the term of the contract. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties.

Interest Rate Swap Contracts: TIAA enters into interest rate swap contracts with qualified commercial banks to hedge against the effect of interest rate fluctuations on certain variable interest rate bonds. These contracts allow TIAA to lock in a fixed interest rate and to transfer the risk of higher or lower interest rates. TIAA also enters into interest rate swap contracts to swap the cash flows on certain fixed interest rate bonds into variable interest rate cash flows in connection with certain adjustable rate products. These contracts subject TIAA to credit risk should the counterparties not perform according to the terms of the contracts. However, the maximum potential loss from such credit risk is much smaller than the par value of the related notes and TIAA does not anticipate non-performance by any of the counterparties. In order to minimize the risk associated with potential counterparty default, TIAA monitors the credit quality of its counterparties. Payments received and payments made under interest rate swap contracts are reflected in net investment income.

Covered Call Options Written: TIAA writes covered call options on selected bonds as part of TIAA's asset and liability management program for certain adjustable rate products. When an option is written, an amount equal to the premium received is recorded as a liability. Premiums received on options which expire are recorded as realized capital gains. Premiums received from writing options which are exercised are added to the proceeds from the sale of the underlying bond in recognizing the net realized capital gain or loss on the disposition. In writing

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued)

options, it is assumed that the option may be exercised at any time prior to the expiration of TIAA's obligation as a writer, and that in such circumstances the net proceeds of the sale of the underlying bond pursuant to the call option may be below the prevailing market value.

Investment Income Due and Accrued: Investment income due and accrued excludes non-admitted amounts of approximately $311,279,000 and $341,199,000 at December 31, 1995 and 1994, respectively.

Non-Admitted Assets Other than Investments: Certain non-investment assets, such as furniture and fixtures and various receivables, are designated as non-admitted assets by the Department and, as such, cannot be included in life insurance company balance sheets filed with the Department. Such non-admitted assets approximated $174,603,000 at December 31, 1995 and $173,867,000 at December 31, 1994.

Policy and Contract Reserves: TIAA offers a range of group and individual retirement annuities and group and individual life and other insurance products. Policy and contract reserves for such products are determined in accordance with standard valuation methods approved by the Department. Reserves are stated at account balances for annuities in the accumulation phase, at the present value of all future guaranteed benefits for annuities in the payout phase and, for insurance policies, are computed in accordance with standard actuarial formulas. The reserves established utilize assumptions for interest (at an average rate of approximately 3%), mortality and other risks insured. Such reserves establish a sufficient provision for all contractual benefits guaranteed under policy and contract provisions.

Dividends Declared for the Following Year: Dividends on insurance policies and pension annuity contracts in the payout phase are generally declared by the TIAA Board of Trustees ("Board") in November of each year, and such dividends are credited to policyholders in the following calendar year. Dividends on pension annuity contracts in the accumulation phase are generally declared by the Board in February of each year and such dividends on the various existing vintages of pension annuity contracts in the accumulation phase are credited to policyholders during the ensuing twelve month period beginning March 1.

Asset Valuation Reserve: The Asset Valuation Reserve ("AVR"), which covers all invested asset classes, is an explicit liability reserve required by the National Association of Insurance Commissioners ("NAIC") and is intended to provide for potential future credit and equity losses. Reserve components of the AVR are maintained for bonds, stocks, mortgages, real estate and other invested assets. Realized and unrealized credit and equity capital gains and losses, net of capital gains taxes, are credited to or charged against the related components of the AVR. Formula calculations determine the required contribution amounts for each component. Insurance companies may also make voluntary contributions to any component as long as the resulting ending balance does not exceed the computed maximum reserve for that component. TIAA makes voluntary contributions to the mortgage and real estate reserves of the AVR as necessary to keep the reserve balances at least equal to the aggregate differences between carrying value and the most recent valuation for mortgage and real estate investments under valuation review. Contributions to the AVR are reported as transfers from Contingency Reserves.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued)

Interest Maintenance Reserve: The Interest Maintenance Reserve ("IMR") is a liability reserve required by the NAIC which accumulates realized capital gains and losses resulting from interest rate fluctuations. Such capital gains and losses are amortized out of the IMR as an adjustment to net investment income over the remaining lives of the assets sold.

Contingency Reserves: By Charter, TIAA operates without profit to the corporation or its sole shareholder, the TIAA Board of Overseers. As a result, all contingency reserves are held solely for the benefit of TIAA's policyholders.

Income and Expenses: Premiums, investment income and expenses are reported as incurred.

Federal Income Taxes: TIAA is a nonprofit educational organization exempt from federal income taxation under Section 501(c)(3) of the Internal Revenue Code. However, any nonpension related income is subject to federal income taxation as unrelated business income. The federal income tax provision in the accompanying statements of operations is based on taxes actually paid or anticipated to be paid with the tax return filing.

Separate Accounts: The balance sheet captions for Separate Account assets and liabilities (which include participant account values) are stated at market value. The Separate Accounts' operating results are reflected in the changes to these assets and liabilities.

TIAA Separate Account VA-1 ("VA-1") is a segregated investment account and was organized on February 16, 1994 under the insurance laws of the State of New York for the purpose of issuing and funding variable annuity contracts. VA-1 was registered with the Securities and Exchange Commission ("Commission") effective November 1, 1994 as an open-end, diversified management investment company under the Investment Company Act of 1940. Currently, VA-1 consists of a single investment portfolio, the Stock Index Account ("SIA"), which invests in a diversified portfolio of equity securities selected to track the overall United States stock market.

SIA was established on October 3, 1994 with a $25,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of SIA and such units share in the pro rata investment experience of SIA and are subject to the same valuation procedures and expense deductions as all other Accumulation Units in SIA. On November 14, 1994, TIAA began to offer Accumulation Units of SIA to participants other than TIAA. At December 31, 1995 and 1994, the number of units retained by TIAA in SIA were 2,685 and 1,000,000 with a total value of approximately $92,000 and $25,271,000, respectively.

The TIAA Real Estate Account ("REA") is a segregated investment account and was organized on February 22, 1995 under the insurance laws of the State of New York for the purpose of funding variable annuity contracts. REA was registered with the Commission under the Securities Act of 1933 effective October 2, 1995. REA will ultimately invest primarily in real estate and real estate-related investments (70% to 80% of total REA assets) as well as publicly-traded securities to maintain adequate liquidity.

REA was established on July 3, 1995 with a $100,000,000 seed money investment by TIAA. TIAA purchased 1,000,000 Accumulation Units of REA and such units share in the pro rata investment experience of REA and

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Continued)

are subject to the same valuation procedures and expense deductions as all other Accumulation Units in REA. On October 2, 1995, TIAA began to offer Accumulation Units of REA to participants other than TIAA. At December 31, 1995 the number of units retained by TIAA in REA remained at 1,000,000 with a total value of approximately $102,566,000.

Permitted Statutory Accounting Policies: Statutory accounting policies prescribed by the Department include accounting practices reflected in New York State Insurance Laws and Regulations as well as in NAIC publications. Permitted statutory accounting policies encompass all accounting practices which are allowed by the Department but have not been prescribed. TIAA does not utilize any statutory accounting practices which depart from prescribed statutory accounting practices; however, TIAA does follow certain permitted statutory accounting practices. The following permitted statutory accounting policies have been approved by the Department: inclusion of real estate subsidiaries and real estate limited partnerships in the Real Estate caption in the accompanying balance sheets; determination of permanent impairments; and netting of securities lending collateral against short-term investments.

The NAIC issued prescribed accounting requirements for loan-backed securities, including collateralized mortgage obligations ("CMO's"), in 1993. The new accounting requirements stipulated that loan-backed securities should be accounted for using the interest method. Under the interest method, actual and anticipated cash flows of a security are utilized to determine the carrying value of that security. TIAA elected the prospective method for determining yields and carrying values for interest-only CMO's and the retrospective method for all other CMO's.

Certain provisions of these statutory accounting policies were required to be implemented in 1994; the remaining provisions were required for 1995. TIAA implemented the required provisions of the new accounting policies in 1994 and also adopted the provisions in 1994 for TIAA's public market CMO portfolio. This early adoption for public market CMO's represented a permitted accounting practice which was also approved by the Department. The required provisions of the new accounting policies for TIAA's private market CMO portfolio were implemented in 1995. The effect of this change in accounting in 1995 and 1994 was to increase contingency reserves by approximately $11 million and $50 million, respectively.

Generally Accepted Accounting Principles: The Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 40, entitled "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" ("Interpretation"), in April 1993. The Interpretation clarifies that financial statements that are intended to be in conformity with generally accepted accounting principles should follow all authoritative accounting pronouncements except to the extent that a pronouncement explicitly exempts a particular type of enterprise or that enterprise does not have the transaction, event, or circumstance addressed in the pronouncement. The Interpretation, as amended, is effective for financial statements issued for fiscal years beginning after December 15, 1995.

The effect of the Interpretation will be that TIAA (and mutual life insurance and other enterprises) will not be permitted to refer to financial statements prepared in accordance with statutory accounting practices as having

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 2--Significant Accounting Policies--(Concluded)

been prepared in accordance with generally accepted accounting principles ("GAAP") beginning in 1996. If TIAA elects to prepare GAAP financial statements, the effect of initially applying the Interpretation will be reported retroactively through restatement of all financial statements presented for comparative purposes, with the cumulative effect of adopting the Interpretation included in the earliest year restated. TIAA has analyzed those requirements of GAAP which differ from statutory accounting practices and is in the process of quantifying the effects of the potential application of the Interpretation on its financial statements.

Reclassifications: Certain amounts in the 1994 financial statements have been reclassified to conform with the 1995 presentation.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 3--Investments

Securities Investments: At December 31, 1995 and 1994, the carrying values (balance sheet amounts) and estimated market values of long-term bond investments, and gross unrealized gains and losses with respect to such market values, are shown below:

                                                        Gross           Gross
                                      Carrying       Unrealized      Unrealized       Estimated
December 31, 1995                       Value           Gains          Losses       Market Value
--------------------------------     ------------    ------------    ------------   -------------
U.S. Treasury securities and
  obligations of U.S. government
  agencies and corporations      $   805,105,863  $  195,202,463                  $ 1,000,308,326
Debt securities issued by
  foreign governments              1,456,997,622     226,995,685    $  1,494,536    1,682,498,771
Corporate securities              28,094,698,003   2,942,081,089      78,607,386   30,958,171,706
Mortgage-backed securities        15,163,886,154   1,547,907,663      45,110,081   16,666,683,736
Asset-backed securities            3,315,143,416     317,275,533       4,448,112    3,627,970,837
                                 ---------------  --------------    ------------  ---------------
    Total                        $48,835,831,058  $5,229,462,433    $129,660,115  $53,935,633,376
                                 ===============  ==============    ============  ===============

                                                        Gross           Gross
                                      Carrying       Unrealized      Unrealized       Estimated
December 31, 1994                       Value           Gains          Losses       Market Value
--------------------------------     ------------    ------------    ------------   -------------
U.S. Treasury securities and
  obligations of U.S. government
  agencies and corporations      $   867,096,984    $  4,361,537  $  170,252,620  $   701,205,901
Debt securities issued by
  foreign governments              1,468,763,896      25,553,121      92,875,437    1,401,441,580
Corporate securities              27,531,583,866     590,403,140   1,340,430,128   26,781,556,878
Mortgage-backed securities        11,307,671,148     302,144,903   1,064,037,897   10,545,778,154
Asset-backed securities            2,603,401,722      31,766,572     179,575,622    2,455,592,672
                                 ---------------    ------------  --------------  ---------------
    Total                        $43,778,517,616    $954,229,273  $2,847,171,704  $41,885,575,185
                                 ===============    ============  ==============  ===============

At December 31, 1995 and 1994, approximately 94.9% and 94.3%, respectively, of the long-term bond portfolio was comprised of investment grade securities. At December 31, 1995, outstanding forward commitments for future long-term bond investments approximated $1,281,939,000. It is estimated that $1,275,173,000 will be disbursed in 1996 and $6,766,000 in later years. The funding of bond commitments is contingent upon the continued favorable financial performance of the potential borrowers. Debt securities amounting to approximately $237,943,000 and $210,889,000 at December 31, 1995 and 1994, respectively, were on deposit with governmental authorities or trustees as required by law.

The carrying values and estimated market values of long-term bond investments at December 31, 1995, by contractual maturity, are shown below:

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)

                                           Carrying        Estimated
                                             Value       Market Value
                                          ------------   -------------
Due in one year or less               $   429,714,344  $   433,016,648
Due after one year through five years 3,546,510,594 3,816,740,001 Due after five years through ten
  years                                11,965,866,370   12,939,511,409
Due after ten years                    14,414,710,180   16,451,710,745
                                      ---------------  ---------------
    Subtotal                           30,356,801,488   33,640,978,803
Mortgage-backed securities             15,163,886,154   16,666,683,736
Asset-backed securities                 3,315,143,416    3,627,970,837
                                      ---------------  ---------------
    Total                             $48,835,831,058  $53,935,633,376
                                      ===============  ===============

Bonds not due at a single maturity date have been included in the preceding table based on the year of final maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations, although prepayment premiums may be applicable.

At December 31, 1995 and 1994, the carrying values of long-term bond investments were diversified by industry classification as follows:

                                  1995     1994
                                  -----   ------
Mortgage-backed securities        31.1%    25.8%
Public utilities                  15.5     18.3
Manufacturing                     14.0     15.0
Finance and financial
  services                         8.8      9.7
Asset-backed securities            6.8      6.0
Government                         5.7      5.5
Retail and wholesale trade         5.1      5.1
Communications                     4.3      5.6
Oil and gas                        3.9      4.2
Other                              4.8      4.8
                                 -----    ------
    Total                        100.0%   100.0%
                                 =====    ======

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)

The approximate carrying values and market values of debt securities loaned and the cash collateral received in connection therewith were as follows:

                      Carrying        Market          Cash
                       Value          Value        Collateral
                     -----------    -----------   -------------
December 31,
  1995           $1,345,534,000 $1,410,965,000   $1,482,603,000
December 31,
  1994           $1,036,779,000 $  957,529,000   $  993,763,000


At December 31, 1995 and 1994, TIAA had interest rate swap contracts with commercial banks related to $110,000,000 and $105,000,000, respectively, par value of bonds. At December 31, 1995 and 1994, TIAA had asset swap contracts outstanding related to $245,462,000 and $115,211,000, respectively, of investments denominated in foreign currencies. The net change in unrealized losses on such asset swap contracts were approximately $(1,099,000) and $(7,635,000) for the years ended December 31, 1995 and 1994, respectively. During 1995, TIAA wrote two covered call options related to $13,500,000 par value of bonds and received premiums of approximately $142,000. The options were exercised and the premiums were recorded as additional proceeds on the dispositions. There were no outstanding covered call options at December 31, 1995.

Mortgage Loan and Real Estate Investments: TIAA makes mortgage loans, principally collateralized by commercial real estate, and direct investments in real estate. TIAA's mortgage underwriting standards generally limit mortgage investments to first mortgage liens on completed income-producing properties for which the loan-to-value ratio at the time of closing generally ranges between 65% and 75%. Current real estate market conditions in certain regions of the country are characterized by above-normal but improving vacancy rates and reduced but stabilizing real estate values. TIAA employs a system to monitor the effects of current and expected market conditions and other factors on the collectability of mortgage loans and the realizability of real estate investments. This system is utilized to identify and quantify any permanent impairments in value and to determine the appropriate level of mortgage and real estate reserves in the AVR.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)

At December 31, 1995 and 1994, the carrying values of mortgage loan investments were diversified by property type and geographic region as follows:

Property Type                           1995     1994
-----------------------------------     -----   -------
Office buildings                        41.1%     41.6%
Shopping centers                        30.6      31.1
Mixed-use projects                       9.9      10.4
Apartments                               8.1       6.2
Hotels                                   4.6       4.7
Industrial buildings                     3.9       4.1
Other                                    1.8       1.9
                                       -----     ------
    Total                              100.0%    100.0%
                                       =====     ======
Geographic Region
-----------------------------------
West                                    29.2%     30.1%
Northeast                               23.1      22.7
Midwest                                 20.4      20.3
Southeast                               17.1      17.5
Southwest/Plains                        10.2       9.4
                                       -----     ------
    Total                              100.0%    100.0%
                                       =====     ======

At December 31, 1995 and 1994, approximately 24% and 26%, respectively, of the mortgage portfolio was invested in California and is included in the West region shown above.

At December 31, 1995, the contractual maturity schedule of mortgage loans is shown below:

                                               Carrying
                                                Value
                                            -------------
Due in one year or less                    $ 1,628,678,100
Due after one year through five years        4,111,058,868
Due after five years through ten years       7,996,176,192
Due after ten years                          7,264,366,170
                                           ---------------
    Total                                  $21,000,279,330
                                           ===============

Actual maturities may differ from contractual maturities because borrowers may have the right to prepay mortgage loans, although prepayment premiums may be applicable.

At December 31, 1995, outstanding forward commitments for future mortgage loan investments approximated $1,546,060,000, including commitments under litigation. Of this, $840,814,000 is scheduled for disbursement in 1996, $92,003,000 in 1997, $84,200,000 in 1998 and $529,043,000 in later years. The funding of mortgage loan commitments is contingent upon the underlying properties meeting specified construction, leasing, occupancy and other requirements. Of the total commitments scheduled for disbursement in 1996, $250,000,000 is related to a mortgage loan refinancing which occurred in 1993. In connection with the refinancing, a third party made a five year, interest-only loan to a TIAA borrower and the borrower made a partial repayment to TIAA. TIAA made

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Continued)

a one year forward commitment to loan $250,000,000 to the borrower. The loan commitment may be extended, at TIAA's option, for additional one year periods, up to a total of five years, provided that the borrower's first mortgage to the third party is not in default at the time the loan commitment is extended. The loan commitment has been extended to 1996.

At December 31, 1995, 1994 and 1993, the aggregate carrying values of mortgages with restructured or modified terms, as defined by generally accepted accounting principles, were approximately $872,377,000, $913,551,000 and $771,038,000, respectively. For the years ended December 31, 1995, 1994 and 1993, the investment income earned on such mortgages was approximately $57,142,000, $41,643,000 and $47,003,000, respectively, which would have been approximately $96,625,000, $101,394,000 and $86,406,000, respectively, if they had performed in accordance with their original terms. When restructuring mortgage loans, TIAA generally requires participation features, yield maintenance stipulations, and/or the establishment of property specific escrow accounts funded by the borrowers.

At December 31, 1995 and 1994, the carrying values or real estate investments were diversified by property type and geographic region as follows:

Property Type                                            1995     1994
----------------------------------------------------     -----   -------
Office buildings                                         61.7%     60.4%
Shopping centers                                         15.2      15.9
Mixed-use projects                                        7.3       6.2
Industrial buildings                                      3.4       4.0
Income-producing land underlying improved real
  estate                                                  3.3       3.4
Land held for future development                          2.0       2.0
Apartments                                                0.7       2.0
Other                                                     6.4       6.1
                                                        -----     ------
    Total                                               100.0%    100.0%
                                                        =====     ======
Geographic Region
----------------------------------------------------
Midwest                                                  34.8%     39.1%
Southeast                                                24.7      21.8
West                                                     16.2      16.3
Northeast                                                14.2      13.9
Southwest/Plains                                         10.1       8.9
                                                        -----     -----
    Total                                               100.0%    100.0%
                                                        =====     =====

At December 31, 1995 and 1994, approximately 12% and 13%, respectively, of the real estate portfolio was invested in Minnesota and is included in the Midwest region shown above; for both years, approximately 12% was invested in California and is included in the West region shown above.

At December 31, 1995, outstanding forward commitments for future real estate investments approximated $291,444,000. Under these commitments, it is estimated that $261,022,000 will be disbursed in 1996 and $30,422,000 in later years. The funding of real estate investment commitments is contingent upon the properties meeting specified construction, leasing, occupancy and other requirements.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 3--Investments--(Concluded)

Depreciation expense on real estate investments for the years ended December 31, 1995, 1994 and 1993, was approximately $98,198,000, $84,872,000 and $70,881,000, respectively; the amount of accumulated depreciation at December 31, 1995 was approximately $529,939,000.

Asset Valuation Reserves: The AVR balances at December 31, 1995 and 1994 were comprised of the following asset-specific reserves:

                                1995           1994
                             -----------   -------------
Bonds and preferred
  stock                  $  673,859,636   $  650,783,617
Mortgages                   564,444,067      578,989,017
Real Estate                 495,577,164      389,347,850
Common stock                 62,372,040       22,592,888
Other invested assets        64,614,984       22,982,326
                         --------------   --------------
   Total                 $1,860,867,891   $1,664,695,698
                         ==============   ==============

Note 4--Investment Income and Capital Gains and Losses

Net Investment Income: For the years ended December 31, 1995, 1994 and 1993, the components of net investment income were as follows:

                                             1995           1994           1993
                                          -----------    -----------   -------------
Gross Investment Income:
 Bonds                                $4,113,077,743 $3,591,625,656   $3,146,653,149
 Mortgages                             1,688,836,730  1,613,072,996    1,813,370,120
 Real Estate (net of property
  expenses,
   taxes and depreciation)               279,016,562    298,290,866      222,457,480
 Stocks                                   24,460,434     12,296,076        9,928,302
 Other long-term investments              16,706,459     10,794,114        8,530,439
 Cash and short-term investments          52,050,980     37,997,294       42,629,115
 Other                                     8,500,640      9,894,077        6,082,027
                                      -------------- --------------   --------------
    Total                              6,182,649,548  5,573,971,079    5,249,650,632
Less investment expenses                (112,287,010)   (102,523,873)   (103,129,901)
                                      -------------- --------------   --------------
Net investment income before
  amortization of net IMR gains        6,070,362,538  5,471,447,206    5,146,520,731
Plus amortization of net IMR gains        38,134,446     14,624,032       17,485,464
                                      -------------- --------------   --------------
Net investment income                 $6,108,496,984 $5,486,071,238   $5,164,006,195
                                      ============== ==============   ==============

Participation income received on securities, mortgages and real estate included in the above table was approximately $28,088,000, $27,488,000 and $24,015,000 in 1995, 1994 and 1993, respectively.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 4--Investment Income and Capital Gains and Losses--(Concluded)

The net earned rates of investment income on total invested assets (computed as net investment income before amortization of net IMR gains divided by mean invested assets) were 8.29%, 8.11% and 8.32% in 1995, 1994 and 1993, respectively.

Future rental income expected to be received during the next five years under existing real estate leases in effect as of December 31, 1995 is approximately $491,476,000 in 1996, $430,958,000 in 1997, $368,419,000 in 1998, $311,099,000
in 1999 and $246,027,000 in 2000.

Realized Capital Gains and Losses: For the years ended December 31, 1995, 1994 and 1993, the net realized capital gains (losses) on sales, redemptions and writedowns of investments computed under the specific identification method were as follows:

                                          1995           1994            1993
                                       -----------    -----------   --------------
Bonds                               $  32,698,203  $  23,169,838    $  84,338,721
Mortgages                            (204,033,034)  (103,763,171)    (137,342,068)
Real Estate                            99,207,556    (24,555,825)       5,859,835
Stocks                                  9,808,562      5,435,716       (8,149,796)
Other long-term investments             7,885,199      1,550,624       19,014,949
Cash and short-term investments          (758,274)     2,377,735         (148,608)
Other                                   1,360,695        714,129              538
                                    -------------  -------------    --------------
Total realized gains (losses)
  before
  capital gains tax                   (53,831,093)   (95,070,954)     (36,426,429)
Less capital gains tax                 (2,433,800)             0                0
                                    -------------  -------------    --------------
   Total                            $ (56,264,893) $ (95,070,954)   $ (36,426,429)
                                    =============  =============    ==============

Proceeds from sales and redemptions of long-term bond investments during 1995, 1994 and 1993 were approximately $3,822,394,000, $3,685,078,000 and
$6,391,828,000, respectively. Gross gains of approximately $122,093,000, $96,579,000 and $358,273,000 and gross losses of approximately $49,736,000,
$75,097,000 and $75,475,000 were realized on these sales and redemptions during 1995, 1994 and 1993, respectively.

Unrealized Capital Gains and Losses: For the years ended December 31, 1995, 1994 and 1993, the net changes in unrealized capital gains (losses) on investments, resulting in a net increase (decrease) in the valuation of investments, were as follows:

                                      1995           1994           1993
                                   -----------    -----------   -------------
Bonds                            $              $               $
                                   51,534,565     64,026,744      18,250,130
Mortgages                          (1,807,561)    (3,125,696)     (6,673,961)
Real Estate                       (42,391,326)   (37,141,679)    (67,998,555)
Stocks                             26,290,762     19,432,861      27,435,407
Other long-term investments        23,553,601      8,458,998      (7,607,109)
Cash and short-term
  investments                               0      1,285,511        (762,703)
Other                              (4,473,932)   (14,029,803)     (2,661,736)
                                 ------------   ------------    -------------
   Total                         $ 52,706,109   $ 38,906,936    $(40,018,527)
                                 ============   ============    =============

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 5--Disclosures About Fair Value of Financial Instruments

The estimated fair value amounts of financial instruments presented in the following tables have been determined by TIAA using market information available as of December 31, 1995 and 1994, and appropriate valuation methodologies. However, considerable judgment is necessarily required to interpret market data in developing the estimates of fair value for financial instruments for which there are no available market value quotations. The estimates presented are not necessarily indicative of the amounts TIAA could have realized in a market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.

                                            Notional       Carrying        Estimated
December 31, 1995                            Amount          Value         Fair Value
--------------------------------------     -----------    ------------   --------------
Assets
Bonds                                                 $48,835,831,058   $53,935,633,376
Mortgages                                              21,000,279,330    22,600,402,237
Stocks                                                    223,028,483       223,028,483
Cash and short-term investments                           713,051,046       713,051,046
Policy loans                                              134,538,623       134,538,623
Liabilities
Teachers Personal Annuity--Fixed
  Account                                                 580,720,683       580,720,683
Other financial instruments
Asset swap contracts                     $238,063,450      (7,398,975)      (27,116,738)
Interest rate swap contracts              110,000,000                        15,152,000
Stock warrants                                                                6,532,500

December 31, 1994
--------------------------------------
Assets
Bonds                                                 $43,778,517,616   $41,885,575,185
Mortgages                                              20,216,879,404    19,627,287,444
Stocks                                                    163,284,129       163,284,129
Cash and short-term investments                           431,445,982       431,445,982
Policy loans                                               97,262,920        97,262,920
Liabilities
Teachers Personal Annuit--Fixed
  Account                                                 358,987,888       358,987,888
Other financial instruments
Asset swap contracts                     $108,911,004      (6,300,443)      (12,348,000)
Interest rate swap contracts              105,000,000                         2,813,000
Stock warrants                                                                1,722,000

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 5--Disclosures About Fair Value of Financial Instruments--(Concluded)

Bonds:   Fair  values  for  publicly  traded  long-term  bond  investments  were determined using quoted market prices. For privately placed long-term bond investments without a readily ascertainable market value, such values were determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings. The aggregate carrying values and estimated fair values of publicly traded and privately placed bonds at December 31, 1995 and 1994 were as follows:

                                            1995                             1994
                                 ----------------------------   ------------------------------
                                  Carrying        Estimated       Carrying         Estimated
                                    Value        Fair Value         Value         Fair Value
                                 ------------    ------------    ------------   --------------
Publicly traded bonds         $28,152,735,556 $31,029,476,823 $25,330,827,112  $24,008,853,534
Privately placed bonds         20,683,095,502  22,906,156,553  18,447,690,504   17,876,721,651
                              --------------- --------------- ---------------  ----------------
   Total                      $48,835,831,058 $53,935,633,376 $43,778,517,616  $41,885,575,185
                              =============== =============== ===============  ================

Mortgages: The fair value of mortgages was determined with the assistance of an independent pricing service utilizing a discounted cash flow methodology based on coupon rates, maturity provisions and assigned credit ratings.

Stocks, Cash and Short-Term Investments, and Policy Loans: The carrying values are reasonable estimates of fair values.


Teachers Personal Annuity-Fixed Account: The carrying values of the liabilities are reasonable estimates of fair values.


Asset Swap Contracts: The fair value of asset swap contracts (used for hedging purposes) is the estimated net gain or (loss) that TIAA would record if the asset swaps were liquidated at year-end. The fair value of asset swap contracts was estimated by external institutions, including our counterparties, based on future cash flows and anticipated exchange relationships, and such values were reviewed internally for reasonableness.

Interest Rate Swap Contracts: The fair value of interest rate swap contracts (used for hedging purposes) is the estimated net gain or (loss) that TIAA would record if the interest rate swaps were liquidated at year-end. The swap agreements have no carrying value. The fair value of interest rate swap contracts was estimated internally using modeling software developed by independent third parties.

Stock Warrants: The fair value of stock warrants represents the excess of the market value of the related stock over the exercise price associated with the stock warrant. The stock warrants have no carrying value.

Commitments to Extend Credit or Purchase Investments: TIAA does not charge commitment fees on these agreements, and the related interest rates reflect market levels at the time of the commitments.

Insurance and Annuity Contracts: TIAA's insurance and annuity contracts, other than the Teachers Personal Annuity - Fixed Account disclosed above, entail mortality risks and are, therefore, exempt from the fair value disclosure requirements related to financial instruments.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 6--Management Agreements

All services  necessary  for the operation of College  Retirement  Equities Fund
(CREF), a companion organization, are provided, at cost, by two subsidiaries of TIAA, TIAA-CREF Investment Management, Inc. ("Investment Management") and TIAA-CREF Individual & Institutional Services, Inc. ("Services"), which provide investment advisory, administrative and distribution services for CREF. Such services are provided in accordance with an Investment Management Services Agreement between CREF and Investment Management, and in accordance with a
Principal Underwriting and Administrative Services Agreement between CREF and Services. Investment Management is registered with the Commission as an investment adviser; Services is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Investment Management and Services receive management fee payments from each CREF account on a daily basis according to formulas established each year with the objective of keeping the management fees as close as possible to each account's actual expenses. Any differences between actual expenses and the management fees are adjusted quarterly. Such fees and the equivalent allocated expenses, which amounted to approximately $226,645,000, $199,396,000 and $171,411,000 in 1995, 1994 and 1993, respectively, are not included in the statements of operations and had no effect on TIAA's operations.

All services necessary for the operation of REA are provided, at cost, by TIAA and Services. TIAA provides investment management services for REA, while distribution and administrative services are provided by Services in accordance with a Distribution and Administrative Services Agreement between REA and Services. TIAA also provides a liquidity guarantee to REA, for a fee, to ensure that funds are available to meet participant transfer and cash withdrawal requests in the event that REA's cash flows and liquid investments are insufficient to fund such requests. TIAA also receives a fee for assuming certain mortality and expense risks. Fee payments are made from REA on a daily basis to TIAA and Services according to formulas established annually. Any differences between actual expenses and daily charges are adjusted quarterly.

Teachers Advisors, Inc. ("Advisors"), a subsidiary of TIAA VA Holdings, Inc. ("Holdings"), which is itself a wholly-owned subsidiary of TIAA, provides investment advisory services for VA-1 in accordance with an Investment Management Agreement between TIAA, Advisors and VA-1. TIAA provides all administrative services for VA-1 in accordance with an Administrative Services Agreement with VA-1 and also receives a fee for assuming certain mortality and expense risks. Teachers Personal Investors Services, Inc. ("TPIS"), a subsidiary of Holdings, distributes contracts for VA-1. Expense deductions are made from VA-1 on a daily basis. Advisors is registered with the Commission as an investment adviser; TPIS is registered with the Commission as a broker-dealer and is a member of the National Association of Securities Dealers, Inc.

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Continued)

Note 7--Pension Plan and Postretirement Benefits

TIAA maintains a qualified, noncontributory defined contribution pension plan covering substantially all employees. All pension plan liabilities are fully funded through individually owned retirement annuity contracts. Contributions are made semi-monthly to each participant's contract based on a percentage of salary, with the applicable percentage varying by attained age. All contributions are fully vested for employees hired before 1988. For employees hired after 1987, contributions are vested after five years of service. Forfeitures arising from terminations prior to vesting are used to reduce future employer contributions. The accompanying statements of operations include contributions to the pension plan of approximately $19,467,000, $17,828,000 and $16,167,000 in 1995, 1994 and 1993, respectively.

In addition to the pension plan, TIAA provides certain other postretirement life and health insurance benefits to eligible retired employees who meet prescribed age and service requirements. The cost of such benefits reflected in the accompanying statements of operations were approximately $2,273,000, $2,307,000 and $1,641,000 for 1995, 1994 and 1993, respectively. TIAA also maintains a deferred compensation plan for non-officer trustees and members of the TIAA Board of Overseers. Under this plan, an eligible board member who has served at least five years is eligible for a single-sum payment upon leaving the board equal to 50% of the annual stipend in effect during the last term multiplied by the number of years of credited service, up to a maximum of 20 years.

Note 8--Unconsolidated Subsidiaries and Other Affiliates

TIAA's wholly-owned subsidiaries primarily involve real estate investment activities and are primarily included in real estate assets on the accompanying balance sheets. At December 31, 1995 and 1994, the carrying values of TIAA's investments in real estate subsidiaries were approximately $4,599,673,000 and $4,963,164,000, respectively. Subsidiary assets, liabilities and gross rental income, of real estate subsidiaries, as of and for the years ended December 31, 1995 and 1994, were approximately as follows:

                          1995           1994
                       -----------   -------------
Assets             $5,523,739,000   $5,893,047,000
Liabilities           981,438,000      926,695,000
Gross rental
  income              841,970,000      804,576,000

Earnings from primarily real estate subsidiaries in 1995, 1994 and 1993, of approximately $164,676,000, $210,302,000 and $166,144,000, respectively, are included in net investment income in the accompanying statements of operations.

Some of the real estate subsidiaries referred to above are partners in joint ventures. At December 31, 1995 and 1994, the carrying values of TIAA real estate subsidiaries that are partners in joint ventures were approximately $2,371,931,000 and $2,945,089,000. Joint venture total assets, liabilities and gross rental income, as of and for the years ended December 31, 1995 and 1994, were approximately as follows:

             TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
                   NOTES TO FINANCIAL STATEMENTS--(Concluded)

Note 8--Unconsolidated Subsidiaries and Other Affiliates--(Concluded)

                                           1995           1994
                                        -----------   -------------
Assets                              $3,437,761,000   $3,770,043,000
Liabilities                          1,233,262,000      746,584,000
Gross rental income                    608,507,000      550,225,000


The subsidiaries' equity share in these assets, liabilities and gross rental income were approximately as follows:

                                           1995           1994
                                        -----------   -------------
Assets                              $3,307,523,000   $3,549,882,000
Liabilities                            937,673,000      621,281,000
Gross rental income                    551,259,000      486,563,000

Net income earned by the subsidiaries from joint venture investments was approximately $60,689,000, $92,342,000 and $48,299,000 in 1995, 1994 and 1993,
respectively. Some of the real estate joint ventures have mortgage loans from TIAA. At December 31, 1995 and 1994, the unpaid principal of such mortgage loans was approximately $826,216,000 and $539,769,000, respectively.

Note 9--Contingencies

It is the opinion of management that any liabilities which might arise from litigation, state guaranty fund assessments, and other matters, over and above amounts already provided for in the financial statements, are not considered material in relation to TIAA's financial position or the results of its operations.

Note 10--Subsequent Event

Effective January 1, 1996, TIAA ceased conducting insurance and annuity operations in Canada and reinsured all existing business with an independent third party insurer under an assumption reinsurance agreement. Under this agreement, TIAA transferred approximately $129 million (US) of assets to the independent third party insurer, and, under the reinsurance agreement, this transfer released all of TIAA's Canadian policy reserves and other liabilities. TIAA will have no continuing material obligation associated with its withdrawal from the Canadian insurance market.

                           Part C - OTHER INFORMATION


Item 28.  Financial Statements and Exhibits

          (a)       Financial Statements

                    The following Financial Statements for TIAA Separate Account VA-1 (the "Registrant") and Teachers Insurance and Annuity Association of America ("TIAA") are included with Part B (the Statement of Additional Information) of this Registration Statement:




                                                                                                               Page
                   (1) The Registrant--Stock Index Account
Report of Management Responsibility.........................................................................   B-21
Report of Independent Auditors..............................................................................   B-22
Audited Financial Statements:
  Statement of Assets and Liabilities.......................................................................   B-23
  Statement of Operations...................................................................................   B-24
  Statements of Changes in Net Assets.......................................................................   B-25
Notes to Financial Statements...............................................................................   B-26
Statement of Investments....................................................................................   B-29

                   (2) TIAA


Report of Management Responsibility.........................................................................   B-44
Report of Independent Auditors..............................................................................   B-45
Audited Financial Statements:
  Balance Sheets ...........................................................................................   B-46
  Statements of Operations..................................................................................   B-47
  Statements of Changes in Contingency Reserves.............................................................   B-48
  Statements of Cash Flows..................................................................................   B-49
Notes to Financial Statements...............................................................................   B-50

         (b)      Exhibits

                  (1) Resolution of the Board of Trustees of TIAA establishing the Registrant (1)

                  (2)  Rules and Regulations of the Registrant (2)

                  (3) Custodial Services Agreement by and between TIAA and Bankers Trust Company (3)

                  (4) Investment Management Agreement by and among TIAA, the Registrant, and Teachers Advisors, Inc. (2)

                  (5) Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services,Inc.,as amended*

                  (6)  (A) Form of Teachers Personal Annuity Contract (effective
                           November 1, 1994) (2)

                       (B) Form of Endorsement  to  Teachers  Personal  Annuity
                           Contract (in-force prior to November 1, 1994) (2)

                  (7)  Form  of  Application   for   Teachers  Personal  Annuity
                       Contract (2)

                  (8)  (A) Charter of TIAA (1)
                       (B) Bylaws of TIAA (1)

                  (9)  None

                 (10)  Not Applicable

                 (11) Administrative Services Agreement by and between TIAA and the Registrant, as amended*

                 (12)  (A)  Consent of Charles H. Stamm, Esquire*
                       (B)  Consent of Sutherland, Asbill & Brennan*

                 (13)  Consent of Deloitte & Touche LLP*

                 (14)  None

                 (15) Seed Money Agreement by and between TIAA and the Registrant (2)

                 (16)  Schedule of Computation of Performance Information*

                 (17)  Financial Data Schedule*

------------------------

*        Filed herewith.

(1) Previously filed in the initial Registration Statement on Form N-3 dated May 18, 1994 (File No. 33-79124) and incorporated herein by reference.

(2) Previously filed in Pre-Effective Amendment No. 1 to Form N-3 dated October 7, 1994 (File No. 33-79124) and incorporated herein by reference.

(3) Previously filed in Pre-Effective Amendment No. 2 to Form N-3 dated October 18, 1994 (File No. 33-79124) and incorporated herein by reference.

Item 29.  Directors and Officers of the Insurance Company



                                                               Positions and                Positions and
                                                               Offices with                 Offices with
Name and Principal Business Address                            Insurance Company            Registrant
-----------------------------------                            -----------------            -------------

David Alexander                                                Trustee
American Secretary
The Rhodes Scholarship Trust
and Trustees' Professor
Pomona College
Rhodes Scholarship Trust Office
Claremont, California  91711

Marcus Alexis                                                  Trustee
Professor of Economics and Professor
of Management and Strategy
J. L. Kellogg Graduate School of
Management
Northwestern University
Leverone Hall
2001 Sheridan Road
Evanston, Illinois  60208-2001

A. Howard Amon, Jr.                                            Trustee
9125 Shady Hollow Way
Fair Oaks, California  95628

John H. Biggs                                                  Trustee,
TIAA-CREF                                                      Chairman and
730 Third Avenue                                               Chief Executive
New York, New York  10017-3206                                 Officer

Jenne K. Britell                                               Trustee
Executive Vice President,
Chief Lending Officer
and General Manager
The Dime Savings Bank
of New York, FSB
One EAB Plaza
Uniondale, New York 11556-0124

Willard T. Carleton                                            Trustee
Karl L. Eller Professor of Finance
College of Business and Public
Administration
University of Arizona
McClelland Hall
Tucson, Arizona  85721

Robert C. Clark                                                Trustee
Dean and Royall Professor of Law
Harvard Law School
Harvard University
Griswold 200
Cambridge, Massachusetts  02138

Flora Mancuso Edwards                                          Trustee
Professor of English As
A Second Language and
Former President
Middlesex County College
155 Mill Road
Edison, New Jersey  08818

                                                               Positions and                Positions and
                                                               Offices with                 Offices with
Name and Principal Business Address                            Insurance Company            Registrant
-----------------------------------                            -----------------            -------------

Estelle A. Fishbein                                            Trustee
Vice President and General Counsel
The Johns Hopkins University
113 Garland Hall
Baltimore, Maryland  21218

Frederick R. Ford                                              Trustee
Executive Vice President and Treasurer
Purdue University
1032 Hovde Hall of Administration
West Lafayette, Indiana  47907-1032

Ruth Simms Hamilton                                            Trustee
Professor of Sociology
Michigan State University
W142 Owen Graduate Hall
East Lansing, Michigan  48824

Thomas W. Jones                                                Trustee,                     Chairman of
TIAA-CREF                                                      Vice Chairman,               the Management
730 Third Avenue                                               President and                Committee and
New York, New York  10017-3206                                 Chief Operating              President
                                                               Officer

Dorothy Ann Kelly, O.S.U.                                      Trustee
President
College of New Rochelle
New Rochelle, New York  10805

Martin L. Leibowitz                                            Trustee, Vice
TIAA-CREF                                                      Chairman and Chief
730 Third Avenue                                               Investment Officer
New York, New York  10017-3206

Robert M. O'Neil                                               Trustee
Director
The Thomas Jefferson Center for the
 Protection of Free Expression
400 Peter Jefferson Place
Charlottesville, Virginia  22901

Leonard S. Simon                                               Trustee
Chairman, President and
Chief Executive Officer
RCSB Financial, Inc.
235 East Main Street
Rochester, New York  14604

Ronald L. Thompson                                             Trustee
Chairman and Chief Executive Officer
Midwest Stamping Co.
513 Napoleon Road
Bowling Green, Ohio  43402

Paul R. Tregurtha                                              Trustee
Chairman
Mormac Marine Group, Inc.
Three Landmark Square
Stamford, Connecticut  06901

Charles J. Urstadt                                             Trustee
Chairman and President
HRE Properties
321 Railroad Avenue
Greenwich, Connecticut  06830

                                                               Positions and                Positions and
                                                               Offices with                 Offices with
Name and Principal Business Address                            Insurance Company            Registrant
-----------------------------------                            -----------------            -------------

William H. Waltrip                                             Trustee
Chairman and Chief Executive Officer
Bausch and Lomb, Inc.
One Bausch and Lomb Place
Rochester, New York  14604

Richard J. Adamski                                             Vice President               Vice President
TIAA-CREF                                                      and Treasurer                and Treasurer
730 Third Avenue
New York, New York  10017-3206

Jonah J. Applebaum                                             Senior Counsel
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Diane M. Axelrod                                               Vice President               Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Anthony V. Betro                                               Director,                    Director,
TIAA-CREF                                                      Investment                   Investment
730 Third Avenue                                               Accounting                   Accounting
New York, New York  10017-3206

Laura M. Bramson                                               Counsel                      Assistant
TIAA-CREF                                                                                   Secretary
730 Third Avenue                                                                            and Counsel
New York, New York  10017-3206

Jeffrey A. Casale                                              Assistant
TIAA-CREF                                                      Insurance
730 Third Avenue                                               Premium Officer
New York, New York  10017-3206

Gary Chinery                                                   Associate                    Associate
TIAA-CREF                                                      Treasurer                    Treasurer
730 Third Avenue
New York, New York  10017-3206

Peter C. Clapman                                               Senior Vice                  Senior Vice
TIAA-CREF                                                      President, Secretary         President,
730 Third Avenue                                               and Chief Counsel,           Secretary and
New York, New York  10017-3206                                 Investments                  Chief Counsel,
                                                                                            Investments

Jose R. Cruz                                                   Accounting                   Accounting
TIAA-CREF                                                      Officer                      Officer
730 Third Avenue
New York, New York  10017-3206

Virgil H. Cumming                                              Senior Vice                  Senior Vice
TIAA-CREF                                                      President                    President
730 Third Avenue
New York, New York  10017-3206

Madeleine D'Ambrosio                                           Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Douglas Dial                                                   Vice President               Vice President
TIAA-CREF                                                      and Assistant
730 Third Avenue                                               Secretary
New York, New York  10017-3206

                                                               Positions and                Positions and
                                                               Offices with                 Offices with
Name and Principal Business Address                            Insurance Company            Registrant
-----------------------------------                            -----------------            -------------

Eric E. Fisher                                                 Vice President               Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Dennis D. Foley                                                Research and                 Research and
TIAA-CREF                                                      Development                  Development
730 Third Avenue                                               Officer                      Officer
New York, New York  10017-3206

Richard L. Gibbs                                               Executive                    Executive
TIAA-CREF                                                      Vice President               Vice President
730 Third Avenue
New York, New York  10017-3206

David Grunbaum                                                 Vice President,              Vice President,
TIAA-CREF                                                      General                      General
730 Third Avenue                                               Accounting and               Accounting and
New York, New York  10017-3206                                 Payment                      Payment
                                                               Services                     Services

Harvey Halpert                                                 Vice President,              Vice President,
TIAA-CREF                                                      Actuarial                    Actuarial
730 Third Avenue
New York, New York  10017-3206

Don Harrell                                                    Executive
TIAA-CREF                                                      Vice President
730 Third Avenue
New York, New York  10017-3206

Matina Horner                                                  Executive
TIAA-CREF                                                      Vice President
730 Third Avenue
New York, New York  10017-3206

Roseanne Lipman Klein                                          Chief Counsel
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Gary Korbel                                                    Manager,
TIAA-CREF                                                      Individual
730 Third Avenue                                               Counseling
New York, New York  10017-3206

J. Daniel Lee, Jr.                                             Executive
TIAA-CREF                                                      Vice President
730 Third Avenue
New York, New York  10017-3206

Henry Liedtka                                                  Manager,
TIAA-CREF                                                      Individual
730 Third Avenue                                               Insurance
New York, New York  10017-3206                                 Systems

James S. Martin                                                Executive                    Executive
TIAA-CREF                                                      Vice President               Vice President
730 Third Avenue
New York, New York  10017-3206

Mary Ann E. Masters                                            Vice President,              Vice President,
TIAA-CREF                                                      Corporate Tax                Corporate Tax
730 Third Avenue                                               and Payroll                  and Payroll
New York, New York  10017-3206

                                                              Positions and                Positions and
                                                              Offices with                 Offices with
Name and Principal Business Address                           Insurance Company            Registrant
-----------------------------------                           -----------------            -------------

John J. McCormack, Jr.                                        Executive                    Executive
TIAA-CREF                                                     Vice President               Vice President
730 Third Avenue
New York, New York  10017-3206

Gerald K. McCullough                                          Vice President,              Vice President,
TIAA-CREF                                                     Investment                   Investment
730 Third Avenue                                              Accounting                   Accounting
New York, New York  10017-3206                                and Reporting                and Reporting

John J. McGovern                                              Second Vice
TIAA-CREF                                                     President
730 Third Avenue
New York, New York  10017-3206

Ronald P. McPhee                                              Senior Vice                  Senior Vice
TIAA-CREF                                                     President                    President
730 Third Avenue
New York, New York  10017-3206

Maureen Milet                                                 Assistant Vice               Assistant Vice
TIAA-CREF                                                     President                    President
730 Third Avenue
New York, New York  10017-3206

Carolyn C. Mitchell                                           Second Vice
TIAA-CREF                                                     President
730 Third Avenue
New York, New York  10017-3206

Frances Nolan                                                 Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Walter Nolan                                                  Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

John A. Putney, Jr.                                           Executive
TIAA-CREF                                                     Vice President
730 Third Avenue
New York, New York  10017-3206

Jeanne Ray                                                    Chief Counsel
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

David Rubel                                                   Actuary                      Actuary
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Larry H. Rubin                                                Second Vice                  Second Vice
TIAA-CREF                                                     President                    President
730 Third Avenue
New York, New York  10017-3206

Richard Schlefer                                              Assistant                    Assistant
TIAA-CREF                                                     Vice President               Vice President
730 Third Avenue
New York, New York  10017-3206

                                                               Positions and                Positions and
                                                               Offices with                 Offices with
Name and Principal Business Address                            Insurance Company            Registrant
-----------------------------------                            -----------------            -------------

Mark L. Serlen                                                 Senior Counsel               Assistant
TIAA-CREF                                                                                   Secretary and
730 Third Avenue                                                                            Senior Counsel
New York, New York  10017-3206

David Shunk                                                    Vice President
TIAA-CREF
730 Third Avenue
New York, New York  10017-3206

Barbara Solan                                                  Cash Management              Cash Management
TIAA-CREF                                                      Officer                      Officer
730 Third Avenue
New York, New York  10017-3206

Lisa Snow                                                      Chief Counsel,               Assistant
TIAA-CREF                                                      Corporate Law                Secretary and
730 Third Avenue                                                                            Chief Counsel,
New York, New York  10017-3206                                                              Corporate Law

Charles H. Stamm                                               Executive                    Executive
TIAA-CREF                                                      Vice President               Vice President
730 Third Avenue                                               and General
New York, New York  10017-3206                                 Counsel

Elizabeth Sutherland                                           Vice President               Vice President
TIAA-CREF                                                      and Actuary                  and Actuary
730 Third Avenue
New York, New York  10017-3206

Steven I. Traum                                                Director--
TIAA-CREF                                                      Portfolio
730 Third Avenue                                               Management
New York, New York  10017-3206

Leonard Tribuch                                                Vice President               Vice President
TIAA-CREF                                                      and Actuary                  and Actuary
730 Third Avenue
New York, New York  10017-3206

Bruce Wallach                                                  Vice President,              Vice President,
TIAA-CREF                                                      Corporate                    Corporate
730 Third Avenue                                               Financial                    Financial
New York, New York  10017-3206                                 Planning and                 Planning and
                                                               Reporting                    Reporting

Thomas G. Walsh                                                Executive                    Member of the
TIAA-CREF                                                      Vice President               Management
730 Third Avenue                                                                            Committee and
New York, New York  10017-3206                                                              Executive Vice
                                                                                            President

Steven Weisbart                                                Vice President,              Vice President,
TIAA-CREF                                                      Policyholder                 Policyholder
730 Third Avenue                                               Reports                      Reports
New York, New York  10017-3206

Albert Wilson                                                  Chief Counsel
TIAA-CREF                                                      and Corporate
730 Third Avenue                                               Secretary
New York, New York  10017-3206

Leonard B. Zimmerman                                           Vice President               Vice President
TIAA-CREF                                                      and Insurance                and Insurance
730 Third Avenue                                               Actuary                      Actuary
New York, New York  10017-3206

Item 30. Persons Controlled by or under Common Control with the Insurance Company or Registrant

          The following companies are subsidiaries of TIAA and are included in the consolidated financial statements of TIAA:

AIC Properties, Inc.
Chesapeake Investors, Inc.
College Credit Trust
Country Commons Doylestown Trust
Country Commons Joint Venture Trust
DAN Properties, Inc.
Florida Teachers Properties, Inc.
GRC Properties, Inc.
HSD Properties, Inc.
Hunt Valley Title Holding Corp.
Illinois Teachers Properties, Inc.
JHF Properties, Inc.
JV California Two, Inc.
JV California Three, Inc.
JV District of Columbia One, Inc.
JV Florida One, Inc.
JV Florida Three, Inc.
JV Florida Three Sabal, Inc.
JV Florida Four, Inc.
JV Georgia One, Inc.
JV Georgia Two, Inc.
JV Georgia Two Asbury, Inc.
JV Illinois Two, Inc.
JV Indiana One, Inc.
JV Indiana Two, Inc.
JV Indiana Three, Inc.
JV Indiana Four, Inc.
JV Maryland One, Inc.
JV Maryland Two, Inc.
JV Maryland Two Ashton Woods, Inc.
JV Michigan One, Inc.
JV Michigan Two, Inc.
JV Michigan Three, Inc.
JV Minnesota One, Inc.
JV Missouri One, Inc.
JV North Carolina One, Inc.
JV Ohio One, Inc.
JV Ohio One Britton, Inc.
JV Ohio One Butternut, Inc.
JV Ohio One Sterling, Inc.
JV Ohio One Union Station, Inc.
JV Virginia One, Inc.
JV Virginia Two, Inc.
JV Virginia Three, Inc.
JV Virginia Four, Inc.
JV Virginia Four Shirlington, Inc.
JV Washington One, Inc.
JV Washington Two, Inc.
JV Wisconsin One, Inc.
JWL Properties, Inc.
KFJ Ashton Park, Inc.
KFJ Buckingham, Inc.
KFJ Cobblestone, Inc.
KFJ McAlpine, Inc.
KFJ Properties, Inc.
Liberty Place Retail, Inc.
Macallister Holdings, Inc.
Mass. Norwood Properties, Inc.
MAV Properties, Inc.
MBH Properties, Inc.
McCandless Joint Venture, Inc.
McCormick Realty Services, Inc.
Minnesota CC Properties, Inc.
Minnesota Teachers Realty Corp.
MKH Properties, Inc.
MN Properties, Inc.
M.O.A. Enterprises, Inc.
MRC Properties, Inc.
ND Properties, Inc.
New Jersey Teachers Properties, Inc.
NMA II Properties, Inc.
NMA Properties, Inc.
One Liberty Place Land, Inc.
One Liberty Place Tower, Inc.
PBB Properties, Inc.
Reserve Management, Inc.
Rouse-Teachers Properties, Inc.
Savannah Teachers Properties, Inc.
T-Investment Properties, Corp.

T-Land Corp.
T-L Advance, Inc.
T-Las Colinas Towers Corp.
Teachers Advisors, Inc.
Teachers Boca Properties, Inc.
Teachers Pennsylvania Realty, Inc.
Teachers Personal Investors Services,
 Inc.
Teachers Properties, Inc.
Teachers Realty Corporation
TIAA-CREF Individual & Institutional
 Services, Inc.
TIAA-CREF Investment Management, Inc.
TIAA VA Holdings, Inc.
TPI Housing, Inc.
Windermere Place Joint Venture Trust
Windermere Goshen Trust
WRC Properties, Inc.
730 Properties, Inc.
730 Cal Hotel Properties I, Inc.
730 Cal Hotel Properties II, Inc.
730 Georgia Hotel Properties I, Inc.
730 Mass. Holding I, Inc.
730 Mass. Hotel Properties I, Inc.
730 Minn. Holding I, Inc.
730 Minn. Hotel Properties I, Inc.
730 MO Hotel Properties I, Inc.
730 Penn. Hotel Properties I, Inc.



     (1) All subsidiaries are Delaware  corporations  except as follows:

A)   Teachers Realty Corporation is an Ohio corporation.

B)   Minnesota Teachers Realty Corporation is a Minnesota corporation.

C)   All Trusts are Pennsylvania business trusts.


     (2) All subsidiaries are 100%-owned directly by TIAA, except as follows:


A)   M.O.A. Enterprises,  Inc., Teachers Properties, Inc., 730 Properties, Inc.,
     T-Investment   Properties   Corp.  and  T-Land  Corp.  are  100%  owned  by
     Macallister Holdings, Inc.

B)   Chesapeake  Investors,  Inc. is 95%-owned by Teachers Properties,  Inc. and
     5%-owned  by  The  Rouse  Company.   Rouse-Teachers  Properties,   Inc.  is
     100%-owned by Chesapeake Investors, Inc.

C)   TPI Housing, Inc. is 100%-owned by Teachers Properties, Inc.

D) Teachers Personal Investors Services, Inc. and Teachers Advisors, Inc. are 100%-owned by TIAA VA Holdings, Inc.

E) 730 Cal Hotel Properties I, Inc., 730 Cal Hotel Properties II, Inc., 730 Georgia Hotel Properties I, Inc., 730 Mass. Holding I, Inc., 730 Minn. Holding I, Inc., 730 MO Hotel Properties I, Inc., 730 Penn Hotel Properties I, Inc. are 100%-owned by 730 Properties, Inc.


     (3)  All  subsidiaries   have  as  their  sole  purpose  the  ownership  of
investments which could, pursuant to New York State Insurance Law, be owned by TIAA itself, except the following:

A)   Teachers  Advisors,   Inc.,  which  provides   investment  advice  for  the
     Registrant.

B) Teachers Personal Investors Services, Inc., which provides broker-dealer services for the Registrant.

C) TIAA-CREF Investment Management, Inc., which provides investment advice for College Retirement Equities Fund.

D)   TIAA-CREF  Individual  &  Institutional  Services,   Inc.,  which  provides
     broker-dealer and administrative services for College Retirement Equities Fund.

E) Reserve Management, Inc., which is intended to be used by TIAA as a vehicle for short-term borrowing.


Item 31.  Number of Contractowners

     As of December 31, 1995, 5,095 contractowners have allocated premiums to the Separate Account (Stock Index Account).

Item 32.  Indemnification

     The Registrant shall indemnify each of the members of the Management Committee ("Managers") and officers of the Registrant against all liabilities and expenses, including but not limited to counsel fees, amounts paid in satisfaction of judgments, as fines or penalties, or in compromise or settlement, reasonably incurred in connection with the defense or disposition of any threatened, pending, or completed claim, action, suit, or other proceeding, whether civil, criminal, administrative, or investigative, whether before any court or administrative or legislative body, to which such person may be or may have been subject, while holding office or thereafter, by reason of being or having been such a Manager or officer; provided that such person acted, or failed to act, in good faith and in the reasonable belief that such action was in the best interests of the Separate Account, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe the conduct was unlawful; and except that no such person shall be indemnified for any liabilities or expenses arising by reason of disabling conduct, whether or not there is an adjudication of liability.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Managers and officers of the Registrant, pursuant to the foregoing provision or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of expenses incurred or paid by a Manager or officer in the successful defense of any action, suit or proceeding) is asserted by a Manager or officer in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.


Item 33.  Business and Other Connections of Investment Adviser

    Investment advisory services for the Registrant are provided by Teachers Advisors, Inc. ("Advisors"). In this connection, Advisors is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.

     The business and other connections of Advisors' officers are listed in Schedules A and D of Form ADV as currently on file with the Commission (File No. 801-46887), the text of which is hereby incorporated by reference.

Item 34.  Principal Underwriters

     (a) Not Applicable.

     (b) Teachers Personal Investors Services, Inc. ("TPIS") may be considered the principal underwriter for the Registrant. The officers of TPIS and their positions and offices with TPIS and the Registrant are listed in Schedule A of Form BD as currently on file with the Commission (File No. 8-47051), the text of which is hereby incorporated by reference.

     (c) Not Applicable.

Item 35.  Location of Accounts and Records

         All accounts,  books and other  documents  required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder will be maintained at the Registrant's home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 750 Third Avenue and 485 Lexington Avenue, both in New York, New York 10017. In addition, certain duplicated records are maintained at Pierce Leahy Archives, 64 Leone Lane, Chester, New York 10918.

Item 36.  Management Services

         Not Applicable.

Item 37.  Undertakings

     (a) Not Applicable.

     (b) The Registrant undertakes to file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted.

     (c) The Registrant undertakes to include either (1) as part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information,or (2)a post card or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information.

        (d) The Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under Form N-3 promptly upon written or oral request.

                                   SIGNATURES
                                   ----------

                  As required by the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-1 certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 20th day of March, 1996.


                                                     TIAA SEPARATE ACCOUNT VA-1



                                                     By:    /s/ Thomas W. Jones
                                                            -------------------
                                                            Thomas W. Jones
                                                            President



                  As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature                      Title                                     Date
---------                      -----                                     ----




/s/ Thomas W. Jones            Chairman of the Management                3/20/96
-------------------            Committee and President
Thomas W. Jones                (Principal Executive Officer)





/s/ Thomas G. Walsh            Executive Vice President                  3/20/96
-------------------            (Principal Financial Officer)
Thomas G. Walsh                and Manager




/s/  Richard L. Gibbs          Executive  Vice  President                3/20/96
---------------------          (Principal Accounting Officer)
Richard L. Gibbs

Signature                      Title                                     Date
---------                      -----                                     ----




/s/ Laurence W. Franz          Manager                                   3/20/96
---------------------
Laurence W. Franz





/s/ Jeanmarie C. Grisi         Manager                                   3/20/96
----------------------
Jeanmarie C. Grisi





/s/ Richard M. Norman          Manager                                   3/20/96
---------------------
Richard M. Norman

                                   SIGNATURES
                                   ----------

         As required by the Securities Act of 1933 and the Investment Company Act of 1940, Teachers Insurance and Annuity Association of America certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf, in the City of New York and State of New York on the 20th day of March, 1996.


                               TEACHERS INSURANCE AND ANNUITY
                               ASSOCIATION OF AMERICA



                               By:/s/ Peter C. Clapman
                                  --------------------
                                  Peter C. Clapman
                                  Senior Vice President and
                                  Chief Counsel, Investments


         As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.


Signature                    Title                                       Date
---------                    -----                                       -----



/s/ John H. Biggs
--------------------         Chairman of the Board and                   3/20/96
John H. Biggs                Chief Executive Officer
                             (Principal Executive Officer)



/s/ Thomas W. Jones
--------------------         Vice Chairman, President and                3/20/96
Thomas W. Jones              Chief Operating Officer
                             (Principal Financial Officer)



/s/ Richard L. Gibbs
--------------------         Executive Vice President                    3/20/96
Richard L. Gibbs             (Principal Accounting Officer)


Signature of Trustee                            Date             Signature of Trustee                            Date
--------------------                            ----             --------------------                            ----
/s/ David Alexander
-----------------------                         3/20/96          -------------------------
David Alexander                                                  Ruth Simms Hamilton



/s/ Marcus Alexis
------------------------                        3/20/96          /s/ Dorthy Ann Kelly                            3/20/96
Marcus Alexis                                                    -------------------------
                                                                 Dorothy Ann Kelly, O.S.U.



/s/ A. Howard Amon, Jr.                         3/20/96          /s/ Martin L. Leibowitz                         3/20/96
------------------------                                         -------------------------
A. Howard Amon, Jr.                                              Martin L. Leibowitz



/s/ Jenne K. Britell                            3/20/96          /s/ Robert M. O'Neil                            3/20/96
------------------------                                         -------------------------
Jenne K. Britell                                                 Robert M. O'Neil



/s/ Willard T. Carleton                         3/20/96          /s/ Leonard S. Simon                            3/20/96
------------------------                                         -------------------------
Willard T. Carleton                                              Leonard S. Simon



/s/ Robert C. Clark                             3/20/96          /s/ Ronald L. Thompson                          3/20/96
------------------------                                         -------------------------
Robert C. Clark                                                  Ronald L. Thompson



/s/ Flora Mancuso Edwards                       3/20/96          /s/ Paul R. Tregurtha                           3/20/96
------------------------                                         -------------------------
Flora Mancuso Edwards                                            Paul R. Tregurtha



                                                                 /s/ Charles J. Urstadt                          3/20/96
------------------------                                         -------------------------
Estelle A. Fishbein                                              Charles J. Urstadt



/s/ Frederick R. Ford                           3/20/96          /s/ William H. Waltrip                          3/20/96
------------------------                                         -------------------------
Frederick R. Ford                                                William H. Waltrip


                                  Exhibit Index
                                  -------------
Exhibit                                                                Page
Number           Description of Exhibit                                No.
-------          ----------------------                                ----

5 Distribution Agreement by and among TIAA, the Registrant, and Teachers Personal Investors Services, Inc. (as amended)

11 Administrative Services Agreement by and between TIAA and the Registrant (as amended)

12(a)            Opinion and Consent of Charles H. Stamm, Esquire

12(b)            Consent of Sutherland, Asbill & Brennan

13               Consent of Deloitte & Touche LLP

16               Schedules for Computation of Performance Quotations

17               Financial Data Schedule